UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

April 11, 2013

To the Shareholders of

Valeant Pharmaceuticals International, Inc:

You are cordially invited to attend Valeant Pharmaceuticals International, Inc.’s 2013 Annual Meeting of Shareholders to be held at 9:00 a.m., local time, on Tuesday, May 21, 2013 at 2150 Saint Elzear Blvd. West, Laval, Quebec, Canada H7L 4A8. At the meeting, we will vote on the proposals set forth in the Notice of Annual Meeting and the accompanying management proxy circular and proxy statement (the “Proxy Statement”), as well as address any other business matters that may properly come before the meeting.

Enclosed with this invitation are the Notice of Annual Meeting of Shareholders, the Proxy Statement, a Proxy Card and the Company’s Annual Report for the year ended December 31, 2012. Your vote at this meeting is important. Whether or not you plan to attend the meeting, I hope you will vote as soon as possible. You will find voting instructions in the Proxy Statement and on the Proxy Card.

Sincerely,

J. Michael Pearson

Chairman of the Board and Chief Executive Officer

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

2150 Saint Elzear Blvd. West

Laval, Quebec H7L 4A8

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

MAY 21, 2013

To the Shareholders of

Valeant Pharmaceuticals International, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting” or the “Meeting”) of Valeant Pharmaceuticals International, Inc., a Canadian corporation (the “Company” or “our”), will be held at 2150 Saint Elzear Blvd. West, Laval, Quebec, Canada H7L 4A8, on Tuesday, May 21, 2013, at 9:00 a.m., local time, for the following purposes:

1.  To receive the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2012 and the auditors’ report thereon, a copy of which is enclosed herewith;

2.  To elect 11 directors of the Company (each a “Director” and collectively, the “Directors”) to serve until the close of the 2014 Annual Meeting of Shareholders;

3.  To approve, in a non-binding advisory vote, the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in this Management Proxy Circular and Proxy Statement;

4.  To appoint PricewaterhouseCoopers LLP (United States) as independent registered public accountant (the “auditors”) for the Company to hold office until the close of the 2014 Annual Meeting of Shareholders and to authorize the Company’s Board of Directors to fix the auditors’ remuneration;

5.  To approve the continuance of the Company from the Canada Business Corporations Act to the British Columbia Business Corporations Act (the “Continuance Proposal”); and

6.  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The record date for the Meeting is April 3, 2013. Only record shareholders at the close of business on April 3, 2013 will be entitled to notice of and to vote at the Annual Meeting in person or by proxy.

Shareholders are invited to attend the Annual Meeting. Record shareholders who are unable to attend the Annual Meeting in person are requested to vote by mail by completing, dating and signing the enclosed form of proxy (the “Proxy Card”) and send it in the enclosed envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717, United States or to the Company at the Company’s head office, which is located at 2150 Saint Elzear Blvd. West Laval, Quebec H7L 4A8, fax number 514-744-6272, or vote via the Internet, by going to www.proxyvote.com and following the instructions on the website, or vote by calling toll free 1-800-690-6903 on a touch tone phone and following the instructions provided by “Vote Voice”. You will need to refer to the Proxy Card and to your 12-digit control number provided on the Proxy Card. Non-record shareholders who receive these materials through their broker or other intermediary should follow the instructions provided by their broker or intermediary.

For your vote to be effective, your Proxy Card must be received by Broadridge Financial Solutions, Inc. (“Broadridge”) not later than 11:59 p.m. (Eastern Daylight Time) on May 17, 2013, or, in the case of any adjournment of the Annual Meeting, not less than 48 hours, excluding Saturdays, Sundays and holidays, prior to the time of the rescheduled meeting. The Board of Directors may, at its discretion, accept late proxies or waive the time limit for deposit of proxies, but is under no obligation to accept or reject any late proxy. If you have voted by proxy using the Proxy Card, via fax or the Internet or by phone, any subsequent vote by proxy through any of these methods will cancel any other proxy you may have previously submitted in connection with the Annual Meeting, as it is the later dated proxy that will be counted.

By Order of the Board of Directors,

Robert R. Chai-Onn

Corporate Secretary

Dated: April 11, 2013

i

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

2150 Saint Elzear Blvd. West

Laval, Quebec H7L 4A8

MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT

2013 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 21, 2013

This Management Proxy Circular and Proxy Statement (“Proxy Statement”) contains information about the 2013 Annual Meeting of Shareholders of Valeant Pharmaceuticals International, Inc., a Canadian corporation (the “Company” or “Valeant”). The meeting will be held at 2150 Saint Elzear Blvd. West, Laval, Quebec, Canada H7L 4A8, on Tuesday, May 21, 2013, at 9:00 a.m., local time, and any adjournments or postponements thereof (the “Annual Meeting” or “Meeting”), for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. In this document, the words “Valeant,” “we,” “our,” “ours” and “us” refer only to Valeant Pharmaceuticals International, Inc. and not to any other person or entity. References to “US$” or “$” are to United States dollars and references to “C$” are to Canadian dollars. Unless otherwise indicated, the statistical and financial data contained in this Proxy Statement are as of March 17, 2013.

We are providing you with this Proxy Statement and related materials in connection with the solicitation of proxies by our management. This Proxy Statement and the accompanying form of proxy (the “Proxy Card”) are expected to be mailed to the shareholders of record as of April 3, 2013 (the “Record Date”) commencing on or about April 11, 2013.

All properly executed written proxies, and all properly completed proxies submitted by mail, facsimile or telephone or via the Internet, which are delivered pursuant to, and which appoint Mr. Pearson and Mr. Chai-Onn as proxyholders in accordance with, this solicitation will be voted at the Meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 2013

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “Annual Report”) is available on the Internet at our website at www.valeant.com, through the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com or through the Securities and Exchange Commission’s (“SEC”) electronic data system called EDGAR at www.sec.gov. To request a printed copy of our Annual Report, which we will provide to you without charge, either write to Valeant Investor Relations at Valeant Pharmaceuticals International, Inc., 2150 Saint Elzear Blvd. West, Laval, Quebec H7L 4A8, Canada, or send an email to Valeant Investor Relations at ir@valeant.com.

This Proxy Statement and the accompanying Annual Report are available at: www.proxyvote.com.

This Proxy Statement contains information regarding, among other things:

•	The date, time and location of the Meeting;

•	A list of the proposals being submitted to the shareholders for approval; and

•	Information concerning voting, either in person or by proxy.

Whether or not you plan to attend the Annual Meeting, please promptly provide your voting instructions. Your promptness in voting will assist in the expeditious and orderly processing of the proxies and in ensuring that a quorum is present. If you vote your proxy, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish. Please note, however, that if your shares are held of record by a broker or other nominee and you wish to vote in person at the Meeting, you must follow the instructions provided to you by your broker or such other nominee. If you want to revoke your instructions at a later time prior to the vote for any reason, you may do so in the manner described in this Proxy Statement.

QUESTIONS ABOUT VOTING

What decisions will the shareholders be making at the Meeting?

You will be asked to vote on each of the following proposals:

•	the election of 11 Directors to serve until the close of the 2014 Annual Meeting of Shareholders (“Proposal No. 1”);

•

the approval, in a non-binding advisory vote, of the compensation of our Named Executive Officers (as defined below) as disclosed in the Compensation Discussion and Analysis (“CD&A”) section, executive compensation tables and accompanying narrative discussions contained in this Proxy Statement (“Proposal No. 2”);

•

the appointment of PricewaterhouseCoopers LLP (United States) (“PwC U.S.”) as the auditors for the Company to hold office until the close of the 2014 Annual Meeting of Shareholders and the authorization of the Company’s Board of Directors (the “Board”) to fix the auditors’ remuneration (“Proposal No. 3”);

•	the continuance of the Company from the Canada Business Corporations Act (the “CBCA”) to the British Columbia Business Corporations Act (the “BCBCA”) (“Proposal No. 4”).

The Board recommends that you vote FOR: (i) the election of the 11 Director nominees proposed by the Board in this Proxy Statement; (ii) the approval, in a non-binding advisory vote, of the compensation of the Named Executive Officers as described in the CD&A section, executive compensation tables and accompanying narrative discussion contained in this Proxy Statement; (iii) the appointment of PwC U.S. as our auditors and the authorization of the Board to fix the auditors’ remuneration; and (iv) the continuance of the Company from the CBCA to the BCBCA.

In addition, you may be asked to vote in respect of any other matters that may properly be brought before the Meeting. As of the date of this Proxy Statement, the Board is not aware of any such other matters.

A simple majority of votes cast at the Meeting, whether in person, by proxy or otherwise, in favor of any of Proposal No. 1 through Proposal No. 3 will constitute approval of any such proposal submitted to a vote. At least 66 2/3% of votes cast at the Meeting, whether in person, by proxy or otherwise, in favor of Proposal No. 4 will constitute approval of such proposal.

What impact does a Withhold or Abstain vote have?

•

Proposal No. 1: With respect to each nominee, you may either vote “For” the election of such nominee or “Withhold” your vote with respect to the election of such nominee. If you vote “For” the election of a nominee, your common shares, no par value, of the Company (“Common Shares”) will be voted accordingly. If you select “Withhold” with respect to the election of a nominee, your vote will not be counted as a vote cast for the purposes of electing such nominee but will be considered in the application of the majority vote policy described below in “Proposal No. 1 Election of Directors” under “Background”.

•

Proposal No. 2: Proposal No. 2 is a non-binding advisory vote. You may select “For”, “Against” or “Abstain” with respect to such proposal. Abstentions will have no effect and will not be counted as votes cast on Proposal No. 2.

•

Proposal No. 3: With respect to the appointment of the proposed auditors, you may either vote “For” such appointment or “Withhold” your vote with respect to such appointment. If you vote “For” the appointment of the proposed auditors, your Common Shares will be voted accordingly. If you select “Withhold” with respect to the appointment of the proposed auditors, your vote will not be counted as a vote cast for the purposes of appointing the proposed auditors.

•

Proposal No. 4: With respect to the continuance of the Company from the CBCA to the BCBCA, you may select “For”, “Against” or “Abstain” with respect to such proposal. Abstentions will have no effect and will not be counted as votes cast on Proposal No. 4.

What constitutes a quorum for the Annual Meeting?

Two persons, each being a holder of Common Shares issued and outstanding and entitled to vote at the Annual Meeting, present either in person or by proxy, and together holding or representing shares having not less than 25% of the outstanding votes entitled to be cast at the Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld, abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum.

Who is entitled to vote?

Each shareholder is entitled to one vote for each Common Share registered in his or her name as of the close of business on April 3, 2013, the record date for the purpose of determining holders of Common Shares entitled to receive notice of and to vote at the Meeting.

As of April 3, 2013, 303,780,134 Common Shares were issued and outstanding and entitled to be voted at the Meeting.

How do I vote?

The voting process is different depending on whether you are a record (registered) or non-record shareholder:

•	You are a record shareholder if your name appears on your share certificate.

•

You are a non-record shareholder if your shares are held on your behalf by a bank, trust company, securities broker, trustee or other intermediary. This means the shares are registered in your intermediary’s name, and you are the beneficial owner. Most shareholders are non-record shareholders.

Non-record shareholders

If you are a non-record shareholder, your intermediary will send you a voting instruction form or proxy form with this Proxy Statement. This form will instruct the intermediary how to vote your Common Shares at the Meeting on your behalf. You should carefully follow the instructions provided by the intermediary and contact the intermediary promptly if you need help.

If you do not intend to attend the Meeting and vote in person, mark your voting instructions on the voting instruction form or proxy form, sign it, and return it as instructed by your intermediary. Your intermediary may have also provided you with the option of voting by telephone or fax or through the internet.

If you wish to vote in person at the Meeting, follow the instructions provided by your intermediary. Your intermediary may have also provided you with the option of appointing yourself or someone else to attend and vote on your behalf at the Meeting through the internet. When you arrive at the Meeting, please register with the Inspector of Elections.

Your intermediary must receive your voting instructions in sufficient time for your intermediary to act on them prior to the deadline for the deposit of proxies of 11:59 p.m. (Eastern Daylight Time) Friday, May 17, 2013, or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time of the rescheduled Meeting.

Record shareholders

If you are a record shareholder, a Proxy Card is enclosed with this Proxy Statement to enable you to vote, or to appoint a proxyholder to vote on your behalf, at the Meeting.

Whether or not you plan to attend the Meeting, you may vote your Common Shares by proxy by any one of the following methods:

By mail:    Mark, sign and date your Proxy Card and send it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717, United States. Broadridge must receive your Proxy Card not later than 11:59 p.m. (Eastern Daylight Time) on May 17, 2013 in order for your vote to be counted. If the Meeting is adjourned or postponed, Broadridge must receive your Proxy Card at least 48 hours, excluding Saturdays, Sundays and holidays, before the rescheduled Meeting.

By telephone:    Call toll free 1-800-690-6903. You will be prompted to provide your 12 digit control number printed below your pre-printed name and address on the Proxy Card. The telephone voting service is available until 11:59 p.m. (Eastern Daylight Time) on May 17, 2013 and you may not appoint a person as proxyholder other than the Board nominated proxies named in the Proxy Card when voting by telephone.

Via the Internet:    Go to www.proxyvote.com and follow the instructions on the website prior to 11:59 p.m. (Eastern Daylight Time) on May 17, 2013.

We provide Internet proxy voting to allow you to vote your Common Shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

What is the effect if I do not cast my vote?

If a record shareholder does not cast its vote by proxy or in any other permitted fashion, no votes will be cast on its behalf on any of the items of business at the Annual Meeting. If a non-record shareholder does not instruct its intermediary on how to vote on any of the items of business at the Annual Meeting and the intermediary does not have discretionary authority to vote the non-record shareholder’s shares on the matter, or elects not to vote in the absence of instructions from the non-record shareholder, no votes will be cast on behalf of such non-record shareholder with respect to such item (a “broker non-vote”). If you have further questions on this issue, please contact your intermediary bank or broker or Valeant Investor Relations at ir@valeant.com.

How do I appoint a proxyholder?

Your proxyholder is the person you appoint to cast your votes on your behalf. You can choose anyone you want to be your proxyholder; it does not have to be either of the persons we have designated in the Proxy Card. Just write in the name of the person you would like to appoint in the blank space provided in the Proxy Card. Please ensure that the person you have appointed will be attending the Meeting and is aware that he or she will be voting your Common Shares. Proxyholders should speak to the Inspector of Elections upon arriving at the Meeting.

If you sign the Proxy Card without naming your own proxyholder, you appoint Mr. Pearson and Mr. Chai-Onn as your proxyholders, either of whom will be authorized to vote and otherwise act for you at the Meeting, including any continuation after adjournment of the Meeting.

How will my shares be voted if I give my proxy?

On the Proxy Card, you can indicate how you want your proxyholder to vote your Common Shares, or you can let your proxyholder decide for you by signing and returning the Proxy Card without indicating a voting preference in one or more proposals. If you have specified on the Proxy Card how you want to vote on a particular proposal (by marking, as applicable, FOR, WITHHOLD, AGAINST or ABSTAIN), then your proxyholder must vote your Common Shares accordingly.

If you have not specified how to vote on a particular proposal, then your proxyholder can vote your Common Shares as he or she sees fit. Unless you specify voting instructions, Mr. Pearson and Mr. Chai-Onn as your proxyholders will vote your Common Shares as follows:

•	FOR the election of the 11 Director nominees proposed by the Board in this Proxy Statement to serve until the close of the 2014 Annual Meeting of Shareholders;

•

FOR the approval, in an non-binding advisory vote, of the compensation of the Named Executive Officers as disclosed in the CD&A section, executive compensation tables and the accompanying narrative discussions contained in this Proxy Statement;

•

FOR the appointment of PwC U.S. as the auditors for the Company to hold office until the close of the 2014 Annual Meeting of Shareholders and the authorization of the Board to fix the auditors’ remuneration; and

•	FOR the continuance of the Company from the CBCA to the BCBCA.

If I change my mind, can I revoke my proxy once I have given it?

If you are a non-registered Shareholder, you can revoke your prior voting instructions by providing new instructions on a voting instruction form or proxy form with a later date, or at a later time in the case of voting by telephone or through the internet. Otherwise, contact your Intermediary if you want to revoke your proxy or change your voting instructions, or if you change your mind and want to vote in person. Any new voting instructions given to intermediaries in connection with the revocation with proxies must be received in sufficient time to allow intermediaries to act on such instructions prior to the deadline for the deposit of proxies of 11:59 p.m. (Eastern Daylight Time) Friday, May 17, 2013, or at least 48 hours (excluding Saturdays, Sundays and holidays) prior to the time of the rescheduled Meeting.

If you are a record shareholder, you may revoke any proxy that you have given until the time of the Meeting by voting again by telephone or over the Internet as instructed above, by signing and dating a new Proxy Card and submitting it as instructed above, by giving written notice of such revocation to the Corporate Secretary of the Company at our address, by revoking it in person at the Annual Meeting, or by voting by ballot at the Annual Meeting. If you choose to submit a proxy multiple times whether by telephone, over the Internet or by mail, or a combination thereof, only your latest vote, not revoked and received prior to 11:59 p.m. (Eastern Daylight Time) on Friday, May 17, 2013 (or 48 hours, excluding Saturdays, Sundays and holidays, before the rescheduled Meeting) will be counted. A record shareholder participating in person, in a vote by ballot at the Meeting, will automatically revoke any proxy previously given by that shareholder regarding business considered by that vote. However, attendance at the Annual Meeting by a registered shareholder who has voted by proxy does not alone revoke such proxy.

What if amendments are made to these proposals or if other matters are brought before the Meeting?

The Proxy Card also gives discretionary authority to proxyholders to vote as the proxyholders see fit with respect to amendments or variations to proposals identified in the Notice of Meeting or other matters that may come before the Meeting whether or not the amendment, variation or other matter that comes before the Meeting is or is not routine and whether or not the amendment, variation or other matter that comes before the Meeting is contested.

As of the date of this Proxy Statement, the Board is not aware of any such amendments, variations or other matters to come before the Meeting. However, if any such changes that are not currently known to the Board should properly come before the Meeting, the Common Shares represented by your proxyholders will be voted in accordance with the best judgment of the proxyholders.

Who is soliciting my proxy?

Management of the Company is soliciting your proxy for use at the Meeting. All associated costs of solicitation will be borne by the Company. It is expected that the solicitation will be primarily by mail, but proxies may also be solicited personally, by advertisement or by telephone, by Directors, officers or employees of the Company without special compensation or by the Company’s proxy solicitor, D.F. King Co., Inc. (“D.F. King”) for a fee not to exceed $7,500 plus reimbursement of reasonable out-of-pocket expenses. The cost of soliciting will be borne by the Company. The Company may, at its own expense, pay those entities holding Common Shares in the names of their beneficial owners for their reasonable expenses in forwarding solicitation materials to their beneficial owners. We anticipate that copies of this Proxy Statement and the accompanying Proxy Card will be distributed to shareholders on or about April 11, 2013.

How can I contact the independent Directors, the Lead Director and/or the Chairman of the Board?

You may contact the independent Directors, the Lead Director and/or the Chairman of the Board with the assistance of the Company’s Investor Relations Department. Shareholders or other interested persons can send a letter, email or fax to:

Valeant Pharmaceuticals International, Inc.

Investor Relations

2150 Saint Elzear Blvd. West

Laval, Quebec H7L 4A8

Canada

Phone: 514-744-6792

Fax: 514-744-6272

Email: ir@valeant.com

Whom should I contact if I have questions concerning the Proxy Statement or the Proxy Card?

If you have questions concerning the information contained in this Proxy Statement or require assistance in completing the Proxy Card, you may contact Valeant Investor Relations as provided above.

How can I contact the transfer agent?

You may contact the transfer agent by mail or by telephone (within Canada and the United States):

Canadian Stock Transfer Company

P.O. Box 700

Station B

Montreal, QC H3B 3K3

Canada

Tel: (for all security transfer inquiries): 1-800-387-0825 or 416-682-3860

Fax: 888-249-6189

PROPOSAL NO. 1

ELECTION OF DIRECTORS

BACKGROUND

The number of Director nominees standing for election at the Meeting is 11. Under the Company’s by-laws, Directors are elected annually. Directors elected at the Meeting will hold office until the close of the 2014 Annual Meeting of Shareholders of the Company or until their successors are duly elected or appointed. In an uncontested election, any nominee who receives a greater number of votes “withheld” from his or her election than votes “for” such election is required to tender his or her resignation promptly following the vote. The Nominating and Corporate Governance Committee is then required to make a recommendation to the Board as to whether it should accept such resignation. Thereafter, the Board must decide whether to accept such resignation, and it must promptly disclose its decision via press release. Full details of this policy are set forth in our Corporate Governance Guidelines, available on our website at www.valeant.com (under the tab “About Valeant” and under the subtab “Corporate Governance”). All 11 Director nominees are incumbent Directors and each has established his or her eligibility and willingness to serve on the Board. Set forth below are the names of the Director nominees together with details about their backgrounds and experience. Also indicated is the number of the Company’s securities beneficially owned, controlled or directed, directly or indirectly, by each of the Director nominees as of March 17, 2013. You will find a record of attendance for each Director nominee at meetings of the Board and Board committees on which such Director nominee served from January 1, 2012 to March 17, 2013.

Nine of the 11 Director nominees are independent within the meaning of all applicable securities regulatory and stock exchange requirements in Canada and the U.S. In addition, in accordance with the applicable stock exchange requirements and Board committee charters, all members of the Audit and Risk Committee, the Talent and Compensation Committee and the Nominating and Corporate Governance Committee are independent.

Unless otherwise instructed, the designated proxyholders intend to vote FOR the election of the 11 Director nominees proposed by the Board in this Proxy Statement. If, for any reason, at the time of the Meeting any of these Director nominees are unable or unwilling to serve and unless otherwise specified in the signed Proxy Card, it is intended that the designated proxyholders will vote in their discretion for a substitute nominee or nominees.

NOMINATION OF DIRECTORS

The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Directors and recommending such individuals to the Board for nomination for election by the Company’s shareholders.

In making recommendations to the Board for new nominees for election or appointment, the Nominating and Corporate Governance Committee considers the selection criteria approved by the Board from time to time, including the competencies and skills that the Board considers to be necessary for the Board to possess, as a whole, and for each Director to possess.

The Nominating and Corporate Governance Committee will also consider recommendations for Director nominees submitted by the Company’s shareholders. Shareholders who desire to have the Nominating and Corporate Governance Committee consider their recommendations for nominees for Director should submit their submission in writing to the Nominating and Corporate Governance Committee, attention: Chairperson. In order for a shareholder’s Director nominee to be included in the management proxy circular and proxy statement as a nominee for an Annual Meeting of Shareholders, such shareholder’s nomination must satisfy the criteria and procedures prescribed under the Canada Business Corporations Act. For additional information regarding the deadlines for submitting such recommendations for the 2014 Annual Meeting of Shareholders, please see the discussion below under “Shareholder Proposals and Director Nominations for the 2014 Annual Meeting of Shareholders.” Recommendations made by shareholders in such manner will undergo the same evaluation as other Board recommended nominees. For more detailed information on this evaluation process, please refer to the charter of the Nominating and Corporate Governance Committee (the “Nominating and Corporate Governance Committee Charter”) which is available on the Company’s website at www.valeant.com (under the tab “About Valeant” and under the subtab “Corporate Governance”).

The Nominating and Corporate Governance Committee endeavors to recommend to the Board individuals possessing certain qualities such that the resulting Board will be comprised of a diverse membership. The Company does not have a Director retirement policy, however the Nominating and Corporate Governance Committee considers the results of its Director assessment process in determining the nominees to be put forward on a regular basis. In addition, the Nominating and Corporate Governance Committee views diversity in a broad context and may consider a variety of factors. While the Board does not have a formal diversity policy, the Nominating and Corporate Governance Committee believes that it achieves an appropriate level of diversity by recommending individuals possessing a wide range of attributes, competencies, characteristics and experiences, including the following:

Pharmaceutical Industry Expertise:    The Board values Directors with experience in the life science and pharmaceutical industry who can draw on their functional expertise and industry relationships to assist the Board and management in executing the Company’s strategy.

International Business Experience:    To complement the Company’s multinational and cross-border operations, the Board seeks to have Directors with a global business perspective who can assist the Board and management in successfully navigating the business, political, legal and regulatory environments in the countries in which the Company conducts, or seeks to conduct, its business.

Financial Literacy:    The Board believes that it is important for its Directors to possess significant financial reporting, compliance and accounting expertise. Among other functions, the Board and the Audit and Risk Committee have oversight responsibility with respect to the quality and integrity of the Company’s financial statements, the internal and external audit functions, and internal and disclosure controls. It is therefore important that Directors are financially knowledgeable.

Corporate Governance Experience:    The Board is responsible for the stewardship of the Company and supervising its management, business and affairs, in addition to being responsible for adopting and monitoring the Company’s corporate governance guidelines and policies. In order to carry out these responsibilities, it is important that the Board be comprised of individuals who understand corporate governance issues, the various constituencies interested in such issues, and have a proven track record of sound business judgment, integrity and high ethical standards. Many of the Company’s Director nominees have experience serving on public company boards in multiple jurisdictions, including the United States and Canada.

Executive Leadership:    The Board believes that it is important for its Directors to possess strong management experience at senior corporate levels. It is important that the Board be comprised of individuals who have held senior management positions with companies or business entities who have experience with mergers, acquisitions and strategic business transactions and who have a strong background in implementing, managing and overseeing strategic planning and business development initiatives. A number of the Company’s Director nominees possess extensive leadership experience and have held a number of senior management and leadership positions with global organizations.

NOMINEES FOR ELECTION TO THE BOARD

Each of the persons listed below is an incumbent Director and has been nominated by the Board for re-election. If elected, an individual will hold office until the close of the 2014 Annual Meeting of Shareholders or until his or her successor is duly elected or appointed, or until such Director’s earlier resignation or removal.

The following narrative provides details about each of the nominees’ background and experience and summarizes the specific attributes, competencies and characteristics, that led to the Nominating and Corporate Governance Committee’s and the Board’s determination to nominate such individual as a Director for election by the shareholders at the Meeting. In addition, the narrative lists the number of meetings of the Board or applicable committee each nominee attended between January 1, 2012 and March 17, 2013 and lists the directorships of public companies held by the nominees during the past five years other than the Company. The narrative also sets out the number of securities of the Company each nominee beneficially owned, controlled or directed, directly or indirectly, as of March 17, 2013. The number of options, as set out below, indicates options previously awarded to Directors under our stock option plans. Commenced in 2005, non-management Directors began receiving deferred share units (“DSUs”), rather than options. Commenced on May 17, 2011, non-management Directors began receiving restricted stock units (“RSUs”) rather than DSUs. Information for each nominee as to securities beneficially owned, controlled or directed, directly or indirectly, is not within our knowledge and therefore has been provided by each nominee.

Mr. Farmer has been serving on the Board of the Company since August 2011. Since 2003, Mr. Farmer has been the Managing Director of Mosaic Capital Partners, a Toronto-based holding company with interests in several private companies in Canada and the United States. Mr. Farmer is also Director Emeritus of McKinsey & Company (“McKinsey”) where he spent 25 years in the Toronto and New York offices prior to his retirement in 2003. At McKinsey, he worked with leading global corporations in a variety of industries on strategy and organization challenges and held a number of leadership positions, including serving as a Managing Partner of the Canadian practice from 1991 to 1997 and co-leading its Global eBusiness practice. He served on McKinsey’s Shareholder Council (board of directors). Mr. Farmer is a director on several private company boards including Integran Technologies and PowerMetal Technologies. He has also been a director of the Bank of Montreal since 2003 where he serves on the audit, nominating and governance, and human resources committees. He also serves on the Advisory Council of the Schulich School of Business. He is a former director of Afexa Life Sciences Inc.

Director Qualifications:

The Board has determined that Mr. Farmer’s proven leadership abilities and extensive experience working with companies and his corporate board service in the areas of strategy, human resources, finance and accounting, mergers and acquisitions and corporate responsibility in both current and previous positions qualify him to serve as a member of the Board and the committees on which he sits.

Mr. Ronald H. Farmer

Ontario, Canada

Age 62

Independent

6,000 Shares Beneficially Owned

14,095 RSUs

No Options

No DSUs

Committee Membership and Meeting Attendance:

Board — 17/17;

Operations Committee — 2/2;

Nominating and Corporate Governance Committee — 4/4;

Talent and Compensation Committee — 15/15.

Mr. Ingram has been serving on the Board of the Company since September 2010, was the Lead Director from September 2010 to December 2010, was the Chairman of the Board from December 2010 to March 2011 and is now our Lead Director. Since January 2007, Mr. Ingram has been a general partner at Hatteras Venture Partners, a venture capital firm with a focus on biopharmaceuticals, medical devices, diagnostics and related opportunities in human medicine. Since January 2010, he has served as a special advisor to the Chief Executive Officer (“CEO”) of GlaxoSmithKline (“GSK”). He served as Vice Chairman Pharmaceuticals of GSK from 2002 through 2009 and Chief Operating Officer and President of Pharmaceutical Operations, CEO of Glaxo Wellcome plc from October 1997 to December 2000 and chairman of the board of Glaxo Wellcome Inc., Glaxo Wellcome plc’s U.S. subsidiary, from January 1999 to December 2000. Mr. Ingram was President and CEO of Glaxo Wellcome Inc. from October 1997 to January 1999. Mr. Ingram is also a member of the Board of Advisors for the H. Lee Moffitt Cancer Center and Research Triangle Institute, as well as Chairman of the Board, Research Triangle Foundation of North Carolina and Glaxo North Carolina Foundation. Mr. Ingram currently serves on the boards of Edwards Life Sciences Corporation (member of compensation committee); CREE, Inc. (lead director, member of compensation committee and governance and nominations committee); and Elan Corporation, plc (chairman of the board). He is a former director of Allergan Inc., Misys plc, Nortel Networks Corporation (“Nortel”), Wachovia Corporation, OSI Pharmaceuticals, Inc., Lowe’s Companies, Pharmaceuticals Product Development Inc, and Valeant Pharmaceuticals International (“VPI”), which was merged into the Company, then known as Biovail Corporation, in September 2010 (the “Merger”) at which time the Company changed its name to Valeant Pharmaceuticals International, Inc.

Director Qualifications:

Mr. Ingram has a deep understanding of the pharmaceutical industry and healthcare related issues through his long career with GSK and its affiliates. His service on the board of directors of a variety of large public companies gives him a broad understanding of the role of the board of directors. The Board has determined that Mr. Ingram is qualified to be a member of the Board and his experiences position him well to serve as our Lead Director.

Mr. Robert A. Ingram

North Carolina, USA

Age 70

Independent

No Shares Beneficially Owned

187,172 RSUs

No Options

2,600 DSUs

Committee Membership and Meeting Attendance:

Board — 15/17;

Nominating and Corporate Governance Committee — 4/5;

Talent and Compensation Committee — 14/15.

Mr. Melas-Kyriazi has been serving on the Board of the Company since September 2010. He has been the Chief Financial Officer of Levitronix Technologies LLC, a worldwide leader in magnetically levitated bearingless motor technology, since 2011, and served as the Chief Financial Officer of its affiliate, Levitronix LLC since 2006. He was the Chief Financial Officer of Thermo Electron Corporation from January 1999 through October 2004. Mr. Melas-Kyriazi was a Vice President of Thermo Electron Corporation during 1998, in charge of corporate strategy; he served as the CEO of Thermo Spectra Corporation, a publicly-traded majority-owned subsidiary of Thermo Electron, from 1994 to 1998, and was Treasurer of Thermo Electron Corporation and all of its publicly traded subsidiaries from 1988 to 1994. Mr. Melas-Kyriazi is a former director of VPI, Helicos BioSciences Corporation, Cyberkinetics Neurotechnology Systems, Inc. and Glenrose Instruments Inc.

Director Qualifications:

The Board has determined that Mr. Melas-Kyriazi demonstrated leadership capability and garnered extensive expertise involving complex financial matters in senior finance positions at various companies. His extensive knowledge of complex financial and operational issues qualifies him to be a member of the Board and the committees on which he sits.

Mr. Morfit has been serving on the Board of the Company since September 2010. He is currently a partner and a member of the Management Committee of ValueAct Capital, a privately owned investment firm. Prior to joining ValueAct Capital in January 2001, Mr. Morfit worked in equity research for Credit Suisse First Boston for more than two years, where he supported the senior healthcare services analyst, covering fifteen companies in the managed care and physician services industries. He is also a CFA charterholder. Mr. Morfit currently serves on the board of C.R. Bard, Inc. He is a former director of VPI, Afexa Life Sciences Inc., Immucor, Inc., Advanced Medical Optics, Inc., MSD Performance, Inc. and Solexa, Inc.

Director Qualifications:

The Board has determined that Mr. Morfit’s demonstrated leadership while serving as the chairperson of the Compensation Committee of VPI, where he was responsible for the establishment of innovative compensation policies, as well as his years of experience as a seasoned investor involved in the turnarounds of companies qualify him to be a member of the Board and the committees on which he sits.

Mr. Theo Melas-Kyriazi

Massachusetts, USA

Age 53

Independent

35,678 Shares Beneficially Owned

180,666 RSUs

No Options

1,833 DSUs

Committee Membership and Meeting Attendance:

Board — 17/17;

Audit and Risk Committee — 21/21;

Finance and Transactions Committee — 22/22;

Operations Committee — 2/2.

Mr. G. Mason Morfit

California, USA

Age 37

Independent

17,564,234 Shares Beneficially Owned

76,174 RSUs

No Options

1,319 DSUs

Committee Membership and Meeting Attendance:

Board — 16/17;

Finance and Transactions Committee — 21/22;

Operations Committee — 2/2;

Talent and Compensation Committee — 14/15.

Dr. Paul has been serving on the Board of the Company since June 2002. He currently serves as President of The Louis Berkman Investment Company, a private investment company, and as a managing principal of Laurel Crown Partners, LLC (“Laurel Crown”). In 2001, Dr. Paul became a founding principal of Laurel Crown, a leveraged buyout and principal investment company based in Los Angeles, California that is associated with The Louis Berkman Company. Prior to his work at Laurel Crown and its predecessor, Dr. Paul was a Managing Director at Donaldson, Lufkin, Jenrette, Inc. (“DLJ”), a New York-based securities and brokerage firm and then at Credit Suisse First Boston, after its purchase of DLJ. At DLJ, Dr. Paul was responsible for building and overseeing much of the firm’s efforts in the life sciences sector. Dr. Paul sits on the boards of Ampco-Pittsburgh Corporation, Harvard Medical School and the American Red Cross (vice chairman of finance and member of its compensation committee and executive committee). In addition, he serves as a board member for the Pittsburgh Steelers and certain of Laurel Crown’s portfolio companies including Global Fitness Holdings, P&P Realty, Dixie Electric and Harley Marine Services Inc.

Director Qualifications:

The Board has determined that Dr. Paul’s extensive background in executing sophisticated business transactions and the design of unique financial products for capital raising, demonstrated experience in corporate governance, significant business experience across a variety of industries in Europe, China and Southeast Asia, and demonstrated leadership skills in his previous positions qualify him to serve as a member of the Board and the committees on which he sits.

Mr. Pearson has been the CEO of the Company and serving on the Board since September 2010 and the Chairman of the Board since March 2011. From February 2008 to September 2010, he was the chairman of the board and CEO of VPI before the Merger. Prior to that, Mr. Pearson served on McKinsey’s board of directors until he left to join VPI. He joined McKinsey in 1984, and over a 23-year career, he worked with leading CEOs and was an integral driver of major turnarounds, acquisitions, and corporate strategy. Within McKinsey, Mr. Pearson held various positions, including head of its global pharmaceutical practice and head of its mid-Atlantic region.

Director Qualifications:

The Board has determined that Mr. Pearson’s many years of experience working with the pharmaceutical industry, proven track record in evaluating many aspects of pharmaceutical businesses, knowledge of the complex issues facing global companies and an understanding of what makes businesses work effectively and efficiently qualify Mr. Pearson to be a member of the Board. In addition, his knowledge of the industry and business, combined with his drive for innovation and excellence, position him well to serve as the Chairman of the Board.

Dr. Laurence E. Paul

California, USA

Age 48

Independent

48,000 Shares Beneficially Owned

12,459 RSUs

No Options

51,542 DSUs

Committee Membership and Meeting Attendance:

Board — 17/17;

Finance and Transactions Committee — 21/22;

Nominating and Corporate Governance Committee — 4/4;

Operations Committee — 2/2;

Talent and Compensation Committee — 5/5.

Mr. J. Michael Pearson

New Jersey, USA

Age 53

1,945,995 Shares Beneficially Owned

1,392,260 RSUs

2,131,990 PSUs

4,933,128 Options

No DSUs

Meeting Attendance:

Board — 15/15.

Mr. Power has been serving on the Board of the Company since August 2008. Mr. Power was a faculty member at The Wharton School of Business, University of Pennsylvania, where he taught multinational marketing from 2009 to 2011. Mr. Power has over 25 years’ experience working in the pharmaceutical and biotechnology industry through a number of leadership positions with Wyeth beginning in 1985 through 2007, including Director — New Product Development, Managing Director — U.K./Ireland, Vice President — Global Marketing, President — Europe, Middle East, Africa, President — International and Executive Vice President — Global Business Operations. Mr. Power also has completed the Director Professionalism course offered by the National Association of Corporate Directors.

Director Qualifications:

The Board has determined that Mr. Power’s extensive experience in the pharmaceutical industry and international business is a valuable contribution to the Board. In addition, his experience in management, strategic planning, business development, product marketing, merging and streamlining of organizations and his demonstrated leadership in a multi-billion dollar business qualify Mr. Power as a member of the Board and the committees on which he sits.

Ms. Provencio has been serving on the Board of the Company since September 2010. She has been president and owner of Provencio Advisory Services, Inc., a healthcare financial and operational consulting firm, since October 2003. From May 2002 to September 2003, she was Partner-in-Charge of the Healthcare Industry for the Pacific Southwest for KPMG LLP. From 1979 to May 2002, she was with Arthur Andersen, and was Partner-in-Charge of Arthur Andersen’s Pharmaceutical, Biomedical and Healthcare Practice for the Pacific Southwest from November 1995 to May 2002. Ms. Provencio is currently a member of the Board of Regents of Loyola Marymount University and on the board of Beazer Homes (chair of audit committee and member of compensation committee). In addition, Ms. Provencio is a former director of VPI, International Aluminum Corporation and Signalife, Inc.

Director Qualifications:

The Board has determined that Ms. Provencio’s many years of sophisticated financial and industry specific experience at Provencio Advisory Services, Inc., KPMG LLP and Arthur Andersen, her service on the board and finance and audit committee of VPI, her wealth of knowledge in dealing with financial and accounting matters and the depth and breadth of her exposure to complex financial issues qualify her to be a member of the Board and the committees on which she sits.

Mr. Robert N. Power

Pennsylvania, USA

Age 56

Independent

No Shares Beneficially Owned

12,459 RSUs

No Options

31,202 DSUs

Committee Membership and Meeting Attendance:

Board — 17/17;

Nominating and Corporate Governance Committee — 9/9;

Operations Committee — 2/2;

Talent and Compensation Committee — 15/15.

Ms. Norma A. Provencio

California, USA

Age 55

Independent

59,134 Shares Beneficially Owned

119,078 RSUs

No Options

2,517 DSUs

Committee Membership and Meeting Attendance:

Board — 17/17;

Audit and Risk Committee — 21/21;

Operations Committee — 2/2;

Special Independent Committee — 6/6.

Mr. Schiller has been the Chief Financial Officer (“CFO”) of the Company since December 2011 and has been serving on the Board of the Company since September 2012. Mr. Schiller joined the Company following a 24-year career at Goldman Sachs, a global investment banking firm. From 2009 to 2010, Mr. Schiller was the chief operating officer for the Investment Banking Division of Goldman Sachs, responsible for the management and strategy of the business. From 2003 to 2009, he was responsible for the global healthcare, consumer products, retail, industrial and natural resource businesses in the Investment Banking Division of Goldman Sachs. During his 24 years at Goldman Sachs, he advised large multinational companies on strategic transactions, financings, restructuring and leveraged buyouts.

Director Qualifications:

The Board has determined that Mr. Schiller’s many years of experience working with multinational companies on strategic transactions, his comprehensive knowledge of complex financial matters, global capital markets experience and knowledge of the complex issues facing global companies, as well as his demonstrated leadership in senior management positions qualify him as a member of the Board.

Mr. Segal has been serving on the Board of the Company since December 2007. Since February 2010, Mr. Segal has been a General Partner at Persistence Capital Partners, a healthcare focused private equity fund. From 1998 to 2008, he served as President and CEO of Caprion Pharmaceuticals which became Thallion Pharmaceuticals, Inc. in 2007, where he still serves as chairman of the board. He was previously a management consultant with McKinsey and President and CEO of Advanced Bioconcept Ltd. Mr. Segal currently serves on the board of Thallion Pharmaceuticals, Inc. and GBC American Growth Fund, Inc. and on the Advisory Council of the School of Science at Brandeis University.

Director Qualifications:

The Board has determined that Mr. Segal’s experience while serving as CEOs of life science and pharmaceutical companies and healthcare focused private equity funds, and his expertise in corporate governance qualify him as a member of the Board and the committees on which he sits.

Mr. Howard B. Schiller

New Jersey, USA

Age 50

111,589 Shares Beneficially Owned

82,434 RSUs

90,000 PSUs

200,000 Options

No DSUs

Meeting Attendance:

Board — 5/5.

Mr. Lloyd M. Segal

Québec, Canada

Age 49

Independent

4,485 Shares Beneficially Owned

13,364 RSUs

No Options

36,270 DSUs

Committee Membership and Meeting Attendance:

Board — 17/17;

Finance and Transactions Committee — 7/8;

Nominating and Corporate Governance Committee — 9/9.

Ms. Stevenson has been serving on the Board of the Company since September 2010. Ms. Stevenson is a Corporate Director who serves on a variety of corporate and not-for-profit boards. She was formerly a senior executive of Nortel from 1995-2007 and has over 20 years of experience as a senior financial executive in Canada and the United States. Ms. Stevenson was responsible for all treasury activity at Nortel, including global treasury operations, corporate and structured finance, credit, and risk management. Prior to joining Nortel, Ms. Stevenson held various progressively senior finance roles at J.P. Morgan & Company, Inc. She was with J.P. Morgan from 1984 to 1995. Ms. Stevenson is currently a member of the board of directors of CAE Inc. (member of audit committee), Open Text Corporation (member of audit committee) and the Canadian Imperial Bank of Commerce (member of risk management committee). She formerly was a director of Afexa Life Sciences, Inc. and OSI Pharmaceuticals Inc. Ms. Stevenson is also a past Chair and Governor of The Bishop Strachan School and a Vice Chair and Governor of the University of Guelph. She has received her ICD.D, the professional designation for directors in Canada.

Director Qualifications:

The Board has determined that Ms. Stevenson is qualified to serve on the Board and the committees on which she sits because of her comprehensive knowledge of complex financial matters, global treasury and capital markets experience, as well as her demonstrated leadership in senior management positions of various companies.

Ms. Katharine B. Stevenson

Ontario, Canada

Age 50

Independent

6,000 Shares Beneficially Owned

12,459 RSUs

No Options

3,225 DSUs

Committee Membership and Meeting Attendance:

Board — 17/17;

Audit and Risk Committee — 21/21;

Finance and Transactions Committee — 22/22;

Nominating and Corporate Governance Committee — 5/5.

None of the Directors or Director nominees were selected pursuant to any arrangement or understanding. None of the Directors or Director nominees are related by blood, marriage or adoption to one another or to any Named Executive Officer of the Company.

Cease Trade Orders

From May 2004 until on or about June 21, 2005 and from April 10, 2006 until on or about June 9, 2006, Mr. Ingram was subject to management cease-trade orders with respect to Nortel issued by certain Canadian provincial securities regulators because Mr. Ingram was a director of Nortel.

These cease-trade orders were issued in connection with the delay in filing certain financial statements by Nortel and Nortel Networks Limited and were lifted following the filing of these financial statements.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

The Board is committed to sound and effective corporate governance practices with the goal of ensuring the Company’s financial strength and overall business success. Our governance practices are periodically assessed against those practices suggested by recognized governance authorities and are designed to maintain alignment with shareholder interests and key governance best practices.

Director Independence

The Board believes that in order to be effective our Board must be able to operate independently of management. The charter of the Board (the “Board Charter”) requires that a majority of Directors be independent. The Board Charter defines an “independent director” as a Director who (i) is independent as defined for the purposes of Board composition under applicable regulatory and stock exchange requirements in the United States and Canada, and (ii) does not, as affirmatively determined by the Board, have a direct or indirect material relationship with the Company or a subsidiary of the Company (either directly or indirectly as a partner, shareholder or officer of an organization that has a relationship with the Company). A “material relationship” is defined as a relationship (whether financial, personal or otherwise), which could, in the reasonable view of the Board, interfere with the exercise of a Director’s independent judgment or could potentially influence a Director’s objectivity in meetings of the Board in a manner that would have a meaningful impact on a Director’s ability to satisfy requisite fiduciary standards. The Board Charter is attached hereto as Exhibit A and is available on our website at www.valeant.com (under the tab “About Valeant” and under the subtab “Corporate Governance”).

As described in our Corporate Governance Guidelines available on our website at www.valeant.com (under the tab “About Valeant” and under the subtab “Corporate Governance”), the Nominating and Corporate Governance Committee, as well as the Board, reviews the relationships that each Director has with the Company in order to satisfy itself that these independence criteria have been met. On an annual basis, as part of our disclosure procedures, all Directors complete a questionnaire pertaining to, among other things, share ownership, family and business relationships and Director independence standards. The Board must then disclose in the Company’s annual management proxy circular and proxy statement the identity of each of the independent Directors and the basis for the Board’s determination of independence for each of the independent Directors.

The Board is currently comprised of 11 members. The Board has determined that nine of our 11 current Directors (or 82%) are “independent directors” within the meaning of applicable regulatory and stock exchange requirements in Canada and the United States, as required by the Board Charter. The nine independent Directors are Mr. Ingram (Lead Director), Mr. Farmer, Mr. Melas-Kyriazi, Mr. Morfit, Dr. Paul, Mr. Power, Ms. Provencio, Mr. Segal and Ms. Stevenson. Mr. Pearson, our CEO, and Mr. Schiller, our Executive Vice President and CFO, each has a material relationship with the Company and, therefore, is not independent and is not eligible to serve on the Audit and Risk Committee, the Talent and Compensation Committee or the Nominating and Corporate Governance Committee. Mr. Pearson and Mr. Schiller currently do not serve on any of the committees of the Board.

With the exception of Mr. Pearson and Mr. Schiller, who have each entered into an employment agreement with us as CEO and Executive Vice President and CFO, respectively, none of our Directors has entered into service or similar contracts with us.

The table below sets forth each current Director’s membership on the Board committees.

	Audit and Risk Committee	Talent and Compensation Committee	Nominating and Corporate Governance Committee	Special Independent Committee	Finance and Transactions Committee
Ronald H. Farmer		✓	✓
Robert A. Ingram(1)		✓
Theo Melas-Kyriazi	✓				✓
G. Mason Morfit		✓			✓*
Dr. Laurence E. Paul			✓		✓
J. Michael Pearson(2)
Robert N. Power		✓*	✓
Norma A. Provencio	✓*			✓*
Howard B. Schiller
Lloyd M. Segal			✓*
Katharine B. Stevenson	✓				✓

Notes:

*	Indicates Chairperson of the Board committee

(1)	Lead Director

(2)	Chairman of the Board and CEO

Board Leadership Structure

The Board believes that the most effective Board leadership structure for the Company at the present time is for the CEO to serve as Chairman of the Board in conjunction with the appointment of a Lead Director as described below. Combining the positions of Chairman and CEO provides the Company with decisive and effective leadership. The Board believes that Mr. Pearson’s in-depth knowledge of the Company’s operations and his vision for its development make him the best qualified person to serve as both Chairman and CEO. Because the CEO is ultimately responsible for the day-to-day operation of the Company and for executing the Company’s strategy, and because the performance of the Company is an integral part of Board deliberations, the Board believes that Mr. Pearson is the Director most qualified to act as Chairman of the Board. The Board also believes that its existing corporate governance practices achieve independent oversight and management accountability.

The Board Charter provides that the Chairman of the Board is not required to be an independent Director. The Board Charter provides that whenever the Chairman of the Board is not independent, the independent Directors of the Board shall appoint an independent Lead Director, who will assume the responsibilities set forth in the Company’s Position Description for the Lead Director, which is posted on the Company’s website. These responsibilities include: (i) fostering processes that allow the Board to function independently of management and encouraging open and effective communication between the Board and management of the Company; (ii) providing input to the Chairman on behalf of the independent Directors with respect to Board agendas; (iii) presiding at all meetings of the Board at which the Chairman is not present, as well as regularly scheduled executive sessions of independent Directors; (iv) in the case of a conflict of interest involving a Director, if appropriate, asking the conflicted Director to leave the room during discussion concerning such matter and, if appropriate, asking such Director to recuse him or herself from voting on the relevant matter; (v) communicating with the Chairman and the CEO regarding meetings of the independent Directors and resources and information necessary for the Board to effectively carry out its duties and responsibilities; (vi) serving as liaison between the

Chairman and the independent Directors; (vii) being available to Directors who have concerns that cannot be addressed through the Chairman; (viii) having the authority to call meetings of the independent Directors; and (ix) performing other functions as may reasonably be requested by the Board or the Chairman. Our independent Directors have appointed Mr. Ingram as the Lead Director.

Meetings of Independent Directors

The independent Directors currently meet in executive sessions at all regularly scheduled Board meetings. From January 1, 2012 to March 17, 2013, independent Directors held an executive session at each of the seven regularly scheduled Board meetings.

Meetings of the Board

Pursuant to the Board Charter, the Board meets regularly, at least four times per year. Additional meetings can be called when necessary. The Board meets annually to review our strategic plan. From January 1, 2012 to March 17, 2013, the Board had nine regularly scheduled meetings (six in 2012 and three in 2013) and eight ad hoc meetings to review specific matters (eight in 2012). All agendas of the meetings are set by the Chairman of the Board in consultation with the Board committee Chairpersons and the Lead Director, as necessary.

In accordance with the by-laws of the Company, in order to transact business at any Board meeting, at least two-thirds of the Directors must be present. All meetings of the Board between January 1, 2012 and March 17, 2013 had two-thirds or more of Directors participating. Three Directors attended the Company’s 2012 annual meeting of shareholders. Some Directors who did not attend the meeting were prevented from doing so by inclement weather.

The Nominating and Corporate Governance Committee Charter provides that absent compelling circumstances, any Director who does not attend (in person or via teleconference), since the Director was last elected or appointed, at least 75% of Directors’ meetings and 75% of the meetings of any committee on which such Directors serves, will not be recommended for nomination the following year. Each of the nominees for election to the Board attended at least 75% of the Board meetings and 75% of the applicable committee meetings since he or she was last elected or appointed.

In 2012, the Board had six committees: Audit and Risk Committee, Talent and Compensation Committee, Nominating and Corporate Governance Committee, Operations Committee, Finance and Transactions Committee and Special Independent Committee. The Operations Committee was dissolved on May 30, 2012 and the functions of such committee have been assumed by the Board. The attendance records at Board and meetings of the committees for each Director from January 1, 2012 to March 17, 2013 are set forth below:

	Board 17 Meetings		Audit and Risk Committee 21 Meetings		Talent and Compensation Committee 15 Meetings		Nominating and Corporate Governance Committee 9 Meetings		Operations Committee 2 Meetings		Special Independent Committee 6 Meetings		Finance and Transactions Committee 22 Meetings		Overall
Director	#	%	#	%	#	%	#	%	#	%	#	%	#	%	#	%
Ronald H. Farmer	17	100%	—	—	15	100%	4/4	100%	2	100%	—	—	—	—	38	100%
Robert A. Ingram	15	88%	—	—	14	93%	4/5	80%	—	—	—	—	—	—	33	89%
Theo Melas-Kyriazi	17	100%	21	100%	—	—	—	—	2	100%	—	—	22	100%	62	100%
G. Mason Morfit	16	94%	—	—	14	93%	—	—	2	100%	—	—	21	95%	53	95%
Dr. Laurence E. Paul	17	100%	—	—	5/5	100%	4/4	100%	2	100%	—	—	21	95%	49	98%
J. Michael Pearson(1)	15/15	100%	—	—	—	—	—	—	—	—	—	—	—	—	15	100%
Robert N. Power	17	100%	—	—	15	100%	9	100%	2	100%	—	—	—	—	43	100%
Norma A. Provencio	17	100%	21	100%	—	—	—	—	2	100%	6	100%	—	—	46	100%
Howard B. Schiller(2)	5/5	100%	—	—	—	—	—	—	—	—	—	—	—	—	5	100%
Lloyd M. Segal	17	100%	—	—	—	—	9	100%	—	—	—	—	7/8	88%	33	97%
Katharine B. Stevenson	17	100%	21	100%	—	—	5/5	100%	—	—	—	—	22	100%	65	100%

(1)	Excluding executive sessions of independent Directors at regularly scheduled Board meetings, two meetings of only independent Directors without management Directors were held during 2012.

(2)	Attendance records for Mr. Schiller relate only to the period following his appointment to the Board on September 17, 2012.

Board Charter

The Board is responsible for the overall stewardship of the Company and its business, including supervising the management of the Company’s business and affairs. The Board discharges this responsibility directly and through delegation of specific responsibilities to committees of the Board and our officers. Under the Board Charter, the Board has established four committees (after the Operations Committee dissolved on May 30, 2012) to assist with its responsibilities: the Audit and Risk Committee, the Talent and Compensation Committee, the Nominating and Corporate Governance Committee and the Finance and Transactions Committee.

Under the Board Charter, which is reviewed by the Board at least annually, the Board is responsible for, among other things, the following corporate governance related matters:

•	evaluating the Chairman of the Board and the Lead Director, annually;

•	developing and approving our approach to and practices regarding corporate governance;

•	succession planning;

•	making determinations regarding Director compensation;

•

reviewing our business strategies and approving a strategic plan, including an annual review of human, technological and capital resources required to implement the Company’s strategic plan and the regulatory, cultural or governmental constraints on the business;

•	updating and ensuring compliance with our Standards of Business Conduct (as described below);

•	reviewing our principal risks and assessing whether appropriate systems are in place to manage such risks; and

•	reviewing the integrity of our internal controls.

Position Descriptions

The Board has developed written position descriptions for the Chairman of the Board, the Lead Director in the event that the Chairman is not independent, for the Chairperson of each Board committee and the CEO. The position descriptions are posted on our website at www.valeant.com (under the tab “About Valeant” and under the subtab “Corporate Governance”). The position descriptions are reviewed annually.

Orientation and Continuing Education

The Nominating and Corporate Governance Committee oversees the Board’s continuing education program which was developed to assist Directors in maintaining or enhancing their skills and abilities as Directors and updating their knowledge and understanding of the Company and the pharmaceutical industry. New Directors are oriented to the roles of the Board and individual Directors and the business and affairs of the Company through discussions with the Company’s management and the incumbent Directors by periodic presentations from senior management on major business, industry and competitive issues. Management and outside advisors provide information and education sessions to the Board and its committees as necessary to keep the Directors up-to-date with disclosure and corporate governance requirements and best practices, the Company and its business and the environment in which it operates, as well as developments in the responsibilities of Directors. The Board routinely invites representatives of various business units to Board meetings to discuss business strategy and market analysis. Directors may also attend outside conferences and seminars that are relevant to their roles at the Company’s expense, with the approval of the Chairman of the Board. In 2012, Directors attended a presentation by a guest speaker from a major consulting firm on the assessments of the Company’s strategy, the performance of the Company versus other pharmaceutical companies and companies in other therapeutic areas, participated in a tour of a leading aesthetics clinic, and discussed the aesthetics industry with dermatologists who provided Directors with insight into the aesthetics industry and the Company’s product portfolio. Members of the Audit and Risk Committee also attended a seminar given by PwC U.S. in 2012.

Ethical Business Conduct

Standards of Business Conduct (including the Code of Ethics for CEO and Senior Financial Executives)

The Board has adopted a written code of business conduct and ethics entitled the Standards of Business Conduct (the “Standards”) for our Directors, officers and employees that sets out the Board’s expectations for the conduct of such persons in their dealings on behalf of the Company. Employees, officers and Directors are required to maintain an understanding of, and ensure that they comply with, the Standards. Supervisors are responsible for maintaining awareness of the Standards and for reporting any deviations to management. In addition, the Standards require the Company to conduct regular audits to test compliance with the Standards. Subject to Board approval, responsibility for the establishment and periodic update and review of the Standards falls within the mandate of the Audit and Risk Committee.

Employees, officers and Directors are required to immediately report violations of the Standards to their supervisors, our human resources department, our Chief Compliance Officer or our General Counsel. The Board has established reporting procedures in order to encourage employees, officers and Directors to raise concerns regarding matters addressed by the Standards on a confidential basis free from discrimination, retaliation or harassment. Employees and officers who violate the Standards may face disciplinary actions, including dismissal. The Board is not aware of any material breaches of the Standards by any Director or officer during the period from January 1, 2012 through the date hereto.

Code of Ethics

We also have a Code of Ethics for the CEO and Senior Finance Executives (the “Code”), which is designed to deter wrongdoing and promote (i) honest and ethical conduct in the practice of financial management, (ii) full, fair, accurate, timely and understandable disclosure, and (iii) compliance with all applicable laws and regulations. Violations of the Code are reported to the Chief Compliance Officer. Failure to observe the terms of the Code may result in disciplinary action, including dismissal.

The Code is available on our website at www.valeant.com (under the tab “About Valeant” and under the subtab “Corporate Governance”). These documents are also available in print to shareholders upon request. Shareholders may submit their request to Investor Relations, Valeant Pharmaceuticals International, Inc., 2150 Saint Elzear Blvd. West, Laval, Quebec H7L 4A8, Canada.

We intend to satisfy any disclosure requirements regarding amendments to or waivers of, any provision of the Standards or its appendix (the Code) by posting such information on the Company’s website at www.valeant.com, under the tab “About Valeant” and under the subtab “Corporate Governance.”

Directors’ Share Ownership

To support the alignment of Directors’ interests with our interests and those of our shareholders, non-management directors are expected, in accordance with our Corporate Governance Guidelines, to hold or control Common Shares, DSUs, RSUs or a combination thereof, at least equal to $2 million by not later than five years after being elected or appointed, or for individuals who were Directors on May 30, 2012, no later than May 30, 2017.

Risk Oversight

Our Board participates in risk management oversight, with a view of supporting the achievement of organizational objectives, including strategic objectives, improving long-term organizational performance and enhancing shareholder value. In addition, the Audit and Risk Committee assists the Board in monitoring and overseeing the Company’s risk management. Various other committees of the Board also have responsibility for monitoring risk management in specific areas. For example, the Talent and Compensation Committee annually reviews and discusses with management the relationship between the Company’s compensation policies and practices and its risk management, including the extent to which those policies and practices create risks for the Company. See “Talent and Compensation Committee — Compensation Risk Determination” below.

Board Committees

In 2012, the Board had six committees: the Audit and Risk Committee, the Talent and Compensation Committee, the Nominating and Corporate Governance Committee, the Finance and Transactions Committee, the Operations Committee and the Special Independent Committee. The Operations Committee was dissolved on May 30, 2012 and its functions were assumed by the Board.

No member of any committee is presently an employee of the Company or its subsidiaries. The specific responsibilities of each of the Audit and Risk Committee, the Talent and Compensation Committee and the Nominating and Corporate Governance Committee are identified in such committee’s charter. A copy of each such charter is available on our website at www.valeant.com (under the tab “About Valeant” and under the subtab “Corporate Governance”) and is also available in print to shareholders upon request submitted to Investor Relations, Valeant Pharmaceuticals International, Inc., 2150 Saint Elzear Blvd. West, Laval, Quebec H7L 4A8, Canada. The responsibilities of the Special Independent Committee were identified by the Board in establishing such committee.

The Chairman of the Board, our Lead Director, and the Chairperson of each of the Audit and Risk Committee, the Talent and Compensation Committee and the Nominating and Corporate Governance Committee will be available to respond to questions from shareholders at the Annual Meeting.

Audit and Risk Committee

The Audit and Risk Committee is comprised of three Directors: Ms. Provencio (Chairperson), Mr. Melas-Kyriazi and Ms. Stevenson. The responsibilities, powers and operation of the Audit and Risk Committee are set out in the written charter of the Audit and Risk Committee (the “Audit and Risk Committee Charter”). Pursuant to the Audit and Risk Committee Charter, each member of the Audit and Risk Committee is an independent director as defined and required by applicable regulatory and stock exchange rules. The Board has concluded that each member of the Audit and Risk Committee is “financially literate” as defined under National Instrument 52-110 — Audit Committees and each is an “audit committee financial expert” under the regulations promulgated by the Securities and Exchange Commission.

The Audit and Risk Committee operates pursuant to the Audit and Risk Committee Charter. Its responsibilities include, among other things, responsibility for reviewing and recommending to the Board our annual financial statements and management’s discussion and analysis of results of operation and financial condition (“MD&A”) and reviewing and approving our interim financial statements and MD&A. As contemplated in the Audit and Risk Committee Charter, the Audit and Risk Committee periodically meets with our internal auditor and with our external auditors without management being present. The Audit and Risk Committee also recommends to the Board the external auditors to be nominated for approval by the Company’s shareholders, as well as the compensation of the external auditors.

In accordance with the Audit and Risk Committee Charter, the Audit and Risk Committee also provides assistance to the Board in fulfilling its oversight function with respect to:

•	the quality and integrity of our financial statements;

•	compliance with our legal and regulatory requirements, including with respect to disclosure of financial information;

•	the qualifications, performance and independence of our external auditor;

•	the performance of our senior finance employees and internal audit function;

•	internal controls and certifications; and

•

monitoring the appropriateness and effectiveness of the Company’s risk management systems and policies, including evaluating on a regular basis the effectiveness and prudence of senior management in managing the Company’s operations and the risks to which it is exposed.

The Audit and Risk Committee Charter provides that no member of the Audit and Risk Committee may serve simultaneously on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair his or her ability to serve effectively on the Audit and Risk Committee. In 2012, no member of our Audit and Risk Committee served simultaneously on the audit committee of more than two other public companies.

Talent and Compensation Committee

The Talent and Compensation Committee is comprised of Mr. Power (Chairperson), Mr. Farmer, Mr. Ingram and Mr. Morfit. The responsibilities, powers and operation of the Talent and Compensation Committee are set out in the written charter of the Talent and Compensation Committee (the “Talent and Compensation Committee Charter”). In accordance with the Talent and Compensation Committee Charter, each member of the Talent and Compensation Committee is an independent director as defined and required by applicable regulatory and stock exchange rules.

As described in the Talent and Compensation Committee Charter, the key responsibilities of the Talent and Compensation Committee include:

•

reviewing and approving the linkage of corporate goals and objectives to the compensation of our CEO, evaluating the CEO’s performance in light of those goals and objectives, and reviewing and recommending to the independent Directors the compensation of the CEO based on such evaluation;

•	reviewing and recommending to the Board compensation for all officers (as such term is defined in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

•	reviewing and approving arrangements with executive officers relating to their employment relationships with us;

•	providing strategic supervision of our benefit plans, programs and policies; and

•

producing and recommending to the Board for approval the CD&A to be included in the Company’s annual management proxy circular and proxy statement and/or annual report on Form 10-K and preparing the Compensation Committee Report.

Compensation

For details on the philosophy and approach adopted by the Talent and Compensation Committee with respect to compensation of our officers and Directors, please see “Compensation Discussion and Analysis” and “Director Compensation.”

The Talent and Compensation Committee has the authority to retain and compensate any consultants and advisors it considers necessary to fulfill its mandate. It shall, annually or on an as-needed basis, specify the work to be performed by, and agree on the associated fees to be paid to the compensation consultants. It shall also review annually the work performed and fees paid. In addition, the Talent and Compensation Committee Charter provides that the Talent and Compensation Committee shall report to the Board, on an annual basis, the nature of any additional work or non-Board based services conducted by any such compensation consultant and associated fees paid, if approved by the Chairperson of the Talent and Compensation Committee.

Annually, the Talent and Compensation Committee selects and retains independent consultants to conduct comprehensive reviews and assessments of our policies, procedures and internal controls for setting compensation of the CEO and other members of senior management. The consultant prepares and submits relevant information and analyses to the Talent and Compensation Committee. As discussed below under “Compensation Discussion and Analysis,” in 2012, the Talent and Compensation Committee retained ClearBridge Compensation Group (“ClearBridge”) as an independent consultant to provide advice on compensation matters. ClearBridge’s services included the following: (i) reviewing our executive compensation programs, including base salary, short-term incentives, equity-based incentives, total cash compensation levels and total direct compensation of certain senior positions, against those of a peer group of similar-sized pharmaceutical companies as measured by revenue and/or market capitalization; (ii) making recommendations for the compensation packages of the CEO and CFO; and (iii) assisting in developing and implementing revisions to the Company’s existing equity-based incentive plan. All of the services provided by ClearBridge during the fiscal year 2012 were provided to the Talent and Compensation Committee. ClearBridge did not provide any additional services to the Company during the fiscal year 2012. Fees charged by ClearBridge for services provided in 2012 were $242,452 as compared to $198,487 for services provided in 2011.

The Talent and Compensation Committee considers the advice and analysis of the independent compensation consultants, together with other factors the Talent and Compensation Committee considers appropriate (including market data, knowledge of the comparator group and personal knowledge and experience of the Talent and Compensation Committee members), in reaching its decisions and making compensation determinations for the CEO and executive officers to the Board.

Compensation Risk Determination

The Talent and Compensation Committee assessed the potential risks relating to our compensation policies and practices for our employees, including those related to our executive compensation programs. It considered our compensation policies and practices, identified potential risks and considered mitigating factors. The Talent and Compensation Committee reviews annually and discusses with management the relationship between the Company’s compensation policies and practices and its risk management, including the extent to which those policies and practices create risks for the Company. Based upon its assessment, the Talent and Compensation Committee determined that our compensation policies and practices do not encourage excessive or unnecessary risk-taking and are not reasonably likely to have a material adverse effect on the Company.

Succession Planning

The Board undertook a thorough review of succession planning over the course of the year, led by the efforts of the Talent and Compensation Committee. In August 2011, the Board approved an emergency succession plan that can be implemented should the need arise. In February 2012, the Talent and Compensation Committee conducted a thorough review of the Executive Management Team (“EMT”), general managers and the functional heads of the Company. The Committee then reviewed potential successors for all such key roles. The Board reviewed such potential successors for the EMT and other key roles and approved the full succession plan in March 2012. Given the merger and acquisition activities of the Company, the Talent and Compensation Committee continuously reviews the EMT and key positions within the Company to ensure the continuity and comprehensiveness of succession planning companywide.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised of Mr. Segal (Chairperson), Mr. Farmer, Dr. Paul and Mr. Power. The responsibilities, powers and operation of the Nominating and Corporate Governance Committee are set out in the written charter (the “Nominating and Corporate Governance Committee Charter”). Pursuant to the Nominating and Corporate Governance Committee Charter, each member of the Nominating and Corporate Governance Committee is an independent director as defined and required by applicable regulatory and stock exchange rules.

As described in the Nominating and Corporate Governance Committee Charter, the key responsibilities of the Nominating and Corporate Governance Committee include, among others:

•	identifying individuals qualified to become Directors and recommending to the Board new nominees for election by shareholders or for appointment by the Board;

•	providing recommendations to the Board regarding the competencies and skills of the Board and the qualifications of its Directors;

•

recommending for Board approval, if appropriate, revisions to our corporate governance practices and procedures, developing new charters for any new committees established by the Board, monitoring relationships and communication between management and the Board and monitoring emerging best practices in corporate governance;

•	reviewing the composition and mandate of the Board and each committee of the Board annually and, if appropriate, recommending to the Board any changes it considers desirable with respect thereto; and

•	overseeing our orientation process for new Directors and our continuing education program for all Directors.

The Nominating and Corporate Governance Committee annually develops and recommends processes for assessing the performance and effectiveness of the Board as a whole and the committees of the Board and reports annually to the Board on the results of such assessments. The Board and each committee conducts an annual self-assessment of its performance and effectiveness, including a review of its compliance with its Charter, in accordance with the process established by the Nominating and Corporate Governance Committee and adopted by the Board. In addition, in 2011, the Board conducted a comprehensive formal peer review of each Director. The Board intends to conduct such peer review of the Directors on a periodic basis to supplement the annual reviews of the Board and each committee. The Nominating and Corporate Governance Committee also makes recommendations to the Board regarding Director compensation. For information regarding the compensation of Directors, please see “Director Compensation” below.

Finance and Transactions Committee

The Finance and Transactions Committee is composed of Mr. Morfit (Chairperson), Mr. Melas-Kyriazi, Dr. Paul and Ms. Stevenson. It was established to assist the Board in providing fiduciary oversight and strategic advice with respect to the Company’s significant transactional activities, advising the Board regarding the Company’s significant financing activities and monitoring the overall financial condition of the Company and the impact of our significant financing activities.

Special Independent Committee

In June 2009, the Board established a Special Independent Committee to review finalization and implementation of the Corporate Integrity Agreement with the Office of Inspector General of the United States Department of Health and Human Services (the “OIG”), which will expire in September 2014. The Special Independent Committee has also undertaken to review reports and oversee the implementation of recommendations generated from reports submitted by an independent consultant retained by the Board pursuant to a consent of final judgment. The consent no longer requires such reports after September 2011. The Special Independent Committee is composed of Ms. Provencio (Chairperson). Its tasks include overseeing the implementation of recommendations by the OIG and the Ontario Securities Commission.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Talent and Compensation Committee is composed of Messrs. Power, Farmer, Ingram and Morfit, each of whom is a non-employee Director for purposes of Rule 16b-3 of the Exchange Act, as amended, and each of whom is an independent Director. None of these Directors is a current or former officer of the Company. There were no compensation committee interlocks with other companies in 2012 within the meaning of Item 407(e)(4)(iii) of Regulation S-K. See “Certain Transactions — Certain Related-Person Transactions” below for a description of related-person transactions.

EXECUTIVE OFFICERS

The executive officers of the Company in 2012 are as follows:

Name	Age	Title
J. Michael Pearson	53	Chairman and Chief Executive Officer
Rajiv De Silva	46	President of the Company and Chief Operating Officer of Specialty Pharmaceuticals
Howard B. Schiller	50	Executive Vice President and Chief Financial Officer
Robert R. Chai-Onn	42	Executive Vice President, General Counsel, Corporate Secretary and Corporate Business Development
Brian M. Stolz	37	Executive Vice President of Administration and Chief Human Capital Officer
Dr. Susan T. Hall	53	Senior Vice President, Global Head of Research and Development
Jason D. Hanson	44	Executive Vice President, Company Group Chairman
Ryan H. Weldon	35	Executive Vice President, Company Group Chairman

Below is a description of each executive officer who is not also a Director of the Company.

RAJIV DE SILVA was the President of the Company and Chief Operating Officer of Specialty Pharmaceuticals from September 2010 to January 2013. From January 2009 to September 2010, Mr. De Silva was the Chief Operating Officer of Specialty Pharmaceuticals of VPI. Prior to that, Mr. De Silva held various leadership positions with Novartis AG from 2003 to 2008. Most recently, he was President of Novartis Vaccines USA and Head of Vaccines of the Americas from 2007 to 2008, during which time he played a key leadership role at Novartis’ Vaccines & Diagnostics Division and served as a member of the executive committee of Novartis Vaccines & Diagnostics. From 2005 to 2007, he served as President of Novartis Pharmaceuticals Canada. In February 2012, Mr. De Silva was appointed to the board of directors of AMAG Pharmaceuticals, Inc. On January 15, 2013, Mr. De Silva resigned from the Company.

ROBERT R. CHAI-ONN has been our Executive Vice President, General Counsel and Corporate Secretary since September 2010 and effective March 28, 2012 he became our Executive Vice President, General Counsel, Corporate Secretary and Corporate Business Development. From 2004 to September 2010, Mr. Chai-Onn was Vice President, Assistant General Counsel at VPI. He has been instrumental in the Company’s strategic transactions, including the Merger. Prior to 2004, Mr. Chai-Onn was a corporate lawyer at the law firm of Gibson, Dunn & Crutcher LLP, where he performed a variety of corporate, mergers and acquisitions and financial legal work.

BRIAN M. STOLZ has been our Executive Vice President of Administration and Chief Human Capital Officer since June 2011. Prior to joining the Company, from February 2009 through June 2011, Mr. Stolz was a Principal at ghSMART, a leadership consulting and advisory firm where he worked with corporate and alternative investment clients on human resource issues. In this role, he assessed and trained C-Level executives and professionals, created and implemented hiring and performance evaluation processes and advised boards and investment committees on senior-level hires. Prior to joining ghSMART, from November 2007 to December 2008, Mr. Stolz was a consultant at McKinsey and was a member of the McKinsey Pharmaceuticals and Medical Products group.

SUSAN T. HALL, Ph.D., has been our Senior Vice President, Global Head of Research and Development since February 2012. Before joining VPI in 2006 as Vice President, Global Regulatory Science and Compliance, she was with GSK, initially in the U.K. and then in the U.S., where she held various management and leadership positions within the disciplines of Clinical Pharmacology, Project Management, Medical Affairs, Genomics and Regulatory Affairs.

JASON D. HANSON has been our Executive Vice President/Company Group Chairman since December 2012. He served as Executive Vice President, Chief Operating Officer of Medicis Pharmaceutical Corporation (“Medicis”) from July 2010 to December 2012, when Medicis merged with the Company. From July 2006 to July 2010, he was the Executive Vice President, General Counsel, and Corporate Secretary of Medicis. From April 2004 to July 2006, Mr. Hanson served as General Counsel for GE Healthcare Technologies, a global business specializing in medical imaging, information technology and other durable medical equipment and services, where he was responsible for the global legal affairs of GE Healthcare Technologies and a member of the company’s senior management team.

RYAN H. WELDON has been our Executive Vice President/Company Group Chairman since December 2012. He served as Vice President & General Manager, Aesthetics from December 2011 to December 2012 and Vice President & General Manager, Neurology & Other from January 2010 to December 2011. He joined VPI in September 2008 and had held roles of Senior Director, Neurology and Director, Epilepsy at VPI.

None of the executive officers of the Company were selected pursuant to any arrangement or understanding, other than their respective employment agreements with the Company. None of the executive officers are related by blood, marriage or adoption to one another or to any Director or nominee for Director of the Company.

OWNERSHIP OF THE COMPANY’S SECURITIES

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of our Common Shares and the percentage of Common Shares owned beneficially by holders of more than 5% of our outstanding Common Shares as of March 17, 2013.

Identity of Owner or Group	Number of Shares and Nature of Beneficial Ownership		Percentage of Class(1)
Ruane, Cuniff & Goldfarb Inc.	34,678,210	(2)	11.4
767 Fifth Avenue, New York, New York 10153
FMR LLC	31,189,274	(3)	10.2
82 Devonshire Street, Boston, Massachusetts 02109
T. Rowe Price Associates, Inc.	17,784,112	(4)	5.8
100 E. Pratt Street, Baltimore, Maryland 21202
ValueAct Capital	16,727,414	(5)	5.5
435 Pacific Avenue, Fourth Floor, San Francisco, California 94133

This table is based upon information supplied by the principal shareholders and Forms 13F and Schedules 13D and 13G filed with the SEC and “early warning reports” and similar regulatory filings filed on SEDAR. Unless otherwise indicated in the footnotes to this table, we believe that the shareholders named in the table have sole voting and investment power with respect to the Common Shares indicated as beneficially owned.

(1)	Based on 304,115,156 Common Shares outstanding on March 17, 2013.

(2)	According to a Form 13G/A filed by Ruane, Cuniff & Goldfarb Inc. on February 14, 2013, it has the sole power to vote 23,270,632 and sole power to dispose of 34,678,210 of our Common Shares.

(3)

According to a Schedule 13G/A filed jointly by FMR LLC and Edward C. Johnson 3d on February 14, 2013, Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, beneficially owns 19,530,423 Common Shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 19,530,423 shares owned by the Funds. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees. Strategic Advisers, Inc., a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, provides investment advisory services to individuals. As such, FMR LLC’s beneficial ownership includes 48,517 Common Shares, beneficially owned through Strategic Advisers, Inc. Pyramis Global Advisors, LLC (“PGALLC”), an indirect wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, beneficially owns 7,520,983 Common Shares as a result of its serving as investment adviser to institutional accounts, non-U.S. mutual funds, or investment companies registered under Section 8 of the Investment Company Act of 1940 owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of PGALLC, each has sole dispositive power over 7,940,364 shares and sole power to vote or to direct the voting of 7,507,883 Common Shares owned by the institutional accounts or funds advised by PGALLC as reported above. Pyramis Global Advisors Trust Company (“PGATC”), an indirect wholly-owned subsidiary of FMR LLC and a bank as defined in Section 3(a)(6) of the Exchange Act, is the beneficial owner of 2,973,815 Common Shares as a result of its serving as investment manager of institutional accounts owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of PGATC, each has sole dispositive power over

3,499,980 shares and sole power to vote or to direct the voting of 2,521,115 Common Shares owned by the institutional accounts managed by PGATC as reported above. FIL Limited (“FIL”), and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors. FIL, which is a qualified institution under section 240.13d-1(b)(1)(ii), beneficially owns 1,115,536 Common Shares (including 11,264 shares resulting from the assumed conversion of 11,264 shares of VPI). FIL has sole dispositive power over 169,990 Common Shares owned by the International Funds. FIL has sole power to vote or direct the voting of 958,646 Common Shares held by the International Funds.

(4)	According to a Schedule 13G filed by T. Rowe Price Associates, Inc. on February 12, 2013, it has the sole power to vote 4,606,003 and sole power to dispose of 17,784,112 of our Common Shares.

(5)

According to a Schedule 13D/A filed jointly by ValueAct Capital Master Fund, L.P. (“ValueAct Master Fund”), VA Partners I, LLC (“VA Partners I”), ValueAct Capital Management, L.P. (“ValueAct Management L.P.”), ValueAct Capital Management, LLC (“ValueAct Management LLC”), ValueAct Holdings, L.P. (“ValueAct Holdings”) and ValueAct Holdings GP, LLC (“ValueAct Holdings GP”) (collectively, the “ValueAct Entities”) on May 23, 2012, each ValueAct Entity has shared voting power and shared dispositive power over 16,659,302 of our Common Shares. Shares reported as beneficially owned by ValueAct Master Fund include 68,112 Restricted Stock Units obtained directly from the Company as compensation for service on the Company’s Board of Directors and held by principals of ValueAct Master Fund who serve on the Company’s Board of Directors. Those individuals hold such shares for the benefit of ValueAct Master Fund and disclaim beneficial ownership of the shares.

OWNERSHIP OF MANAGEMENT

The following table sets forth, as of March 17, 2013, certain information regarding the beneficial ownership of our Common Shares and the percentage of shares beneficially owned by each Director, each Director nominee and (i) the person serving as CEO of the Company during 2012, (ii) the person serving as CFO of the Company during 2012, (iii) the other three most highly paid executive officers of the Company who were serving as executive officers at December 31, 2012, and (iv) two most highly paid executive officer of the Company who served during 2012 but were not serving as executive officers at December 31, 2012 but who would have been included in our most highly paid executive officers had they been serving as executive officers on December 31, 2012 (together, the “Named Executive Officers”), and all current Directors, Director nominees and current and former executive officers of the Company as a group.

Identity of Owner or Group	Number of Shares and Nature of Beneficial Ownership(1)(2)(3)(4)(5)	Percentage of Class(5)(6)
Current Named Executive Officers, Directors and Director Nominees
Rajiv De Silva	194,512	*
Ronald H. Farmer	6,000	*
Jason D. Hanson	0	*
Robert A. Ingram	0	*
Theo Melas-Kyriazi	35,678	*
G. Mason Morfit(7)	17,564,234	5.78%
Laurence E. Paul	48,000	*
J. Michael Pearson(8)	6,485,006	2.13%
Robert N. Power	0	*
Norma A. Provencio	59,134	*
Howard B. Schiller	161,589	*
Lloyd M. Segal	4,485	*
Katharine B. Stevenson	6,000	*
Ryan H. Weldon	176,945	*
Directors, Director nominees and executive officers of the Company as a group (17 persons)	25,033,164	8.23%

*	Less than 1% of the outstanding Common Shares.

(1)

This table is based on information supplied by current and former executive officers, Directors and Director nominees. We believe that shares shown as beneficially owned are those as to which the named persons possess sole voting and investment power. However, under the laws of California and certain other states, personal property owned by a married person may be community property, which either spouse may manage and control, and we have no information as to whether any shares shown in this table are subject to community property laws.

(2)

The amounts reported do not include mandated RSUs and DSUs payable on May 30, 2013 for the following Directors: Mr. Farmer (4,209); Mr. Ingram (128,447); Mr. Melas-Kyriazi (147,126); Mr. Morfit (69,431); Dr. Paul (55,939); Mr. Power (35,599); Ms. Provencio (69,432); Mr. Segal (40,667); and Ms. Stevenson (7,622).

(3)

The amounts reported do not include mandated RSUs issued on June 4, 2012 and payable on June 4, 2013, absent any deferred election, for the following Directors: Mr. Farmer (8,062); Mr. Ingram (8,062); Mr. Melas-Kyriazi (8,062); Mr. Morfit (8,062); Dr. Paul (8,062); Mr. Power (8,062); Ms. Provencio (8,062); Mr. Segal (8,062); and Ms. Stevenson (8,062).

(4)

The amounts reported do not include elective RSUs and DSUs that are payable on or 1 year after separation of service for the following Directors: Mr. Farmer (1,824); Mr. Ingram (53,263); Mr. Melas-Kyriazi (27,311); Ms. Provencio (44,101) and Mr. Segal (905).

(5)

Included in the shares set forth above are the following (i) stock options that are currently exercisable, or will become exercisable within 60 days after March 17, 2013, as follows: Mr. Schiller (50,000); Mr. Weldon (124,627); and Mr. Pearson (3,831,191), (ii) 707,820 RSUs of Mr. Pearson that vested and become deliverable February 1, 2013 but have not yet been released and (iii) RSUs that will vest and be deliverable within 60 days after March 17, 2013, as follows: Mr. Schiller (9,266).

(6)

These percentages are based on 304,115,156 Common Shares outstanding on March 17, 2013 plus shares deemed to be beneficially owned by each individual that are deemed outstanding. Under Rule 13d-3 of the SEC, certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares). In addition, under Rule 13d-3(d)(1) of the SEC, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable on or before 60 days of the date as of which the information is provided are deemed outstanding for the purpose of calculating the number and percentage owned by such person (or group), but not deemed outstanding for the purpose of calculating the percentage owned by each other person (or group) listed. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of Common Shares outstanding on March 17, 2013.

(7)

These shares are owned directly by ValueAct Capital Master Fund, L.P. and may be deemed to be beneficially owned by (i) VA Partners I, LLC as General Partner of ValueAct Capital Master Fund, L.P., (ii) ValueAct Capital Management, L.P. as the manager of ValueAct Capital Master Fund, L.P., (iii) ValueAct Capital Management, LLC as General Partner of ValueAct Capital Management, L.P., (iv) ValueAct Holdings, L.P. as the sole owner of the limited partnership interests of ValueAct Capital Management, L.P. and the membership interests of ValueAct Capital Management, LLC and as the majority owner of the membership interests of VA Partners I, LLC and (v) ValueAct Holdings GP, LLC as General Partner of ValueAct Holdings, L.P. G. Mason Morfit is a member of the Management Board of ValueAct Holdings GP, LLC and disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. This number includes 4,932 RSUs released to Mr. Morfit on March 11, 2011 which are deemed to be beneficially owned by ValueAct Capital Master Fund, L.P., but which may not be currently held in the ValueAct Capital Master Fund, L.P. account.

(8)

The amount reported does not include 32,260 RSUs of Mr. Pearson that will be vesting within 60 days. The shares underlying these RSUs are not deliverable until February 1, 2019. The amount reported also does not include (i) 1,508,994 performance based restricted stock units (“PSUs”) that have met their vesting triggers, but the shares underlying these PSUs are not deliverable until February 1, 2019 or (ii) 502,996 PSUs that have met their vesting triggers on March 21, 2013 and became deliverable.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and Directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange (“NYSE”). Such executive officers, Directors and shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon its review of the copies of such forms it received, or written representations from certain reporting persons for whom no such forms were required, the Company believes that during fiscal year 2012, the following of its executive officers, Directors and 10 percent beneficial owners failed to timely file all forms required by Section 16(a): Messrs. Segal and Schiller each filed one late Form 4 due to inadvertent administrative errors.

EXECUTIVE COMPENSATION AND RELATED MATTERS

COMPENSATION DISCUSSION AND ANALYSIS

This CD&A discusses the key initiatives of the Talent and Compensation Committee in 2012 and explains the material elements of the 2012 compensation of our Named Executive Officers. Our compensation strategy is designed to motivate, retain and, ultimately, reward senior management for success through a clear pay-for-performance compensation philosophy where performance is linked to generating returns for shareholders.

Our Named Executive Officers serving in their executive officer capacities at the end of 2012:

•	Mr. J. Michael Pearson, Chief Executive Officer

•	Mr. Howard B. Schiller, Executive Vice President and Chief Financial Officer

•	Mr. Rajiv De Silva, President, Valeant Pharmaceuticals International, Inc. and Chief Operating Officer, Specialty Pharmaceuticals

•	Mr. Jason D. Hanson, Executive Vice President, Company Group Chairman

•	Mr. Ryan H. Weldon, Executive Vice President, Company Group Chairman

In 2012, shareholders endorsed the design and administration of our executive compensation programs as evidenced by a vote of approval at our 2012 annual meeting of shareholders of 95.9%. As a result of this favorable vote regarding our Named Executive Officers’ compensation, it was determined that no changes were necessary to our executive compensation design and administration. The Talent and Compensation Committee has accepted the shareholders’ recommendation at our 2011 annual meeting to hold an advisory vote on executive compensation every year and therefore, shareholders will have another opportunity to consider and approve, in a non-binding advisory vote, the compensation of our Named Executive Officers at the Annual Meeting.

In accordance with the Talent and Compensation Committee Charter, the Talent and Compensation Committee has sole authority to retain compensation consultants and to approve such consultants’ fees and retention terms. In 2012, the Talent and Compensation Committee engaged the services of ClearBridge as an independent consultant to provide advice on compensation matters. ClearBridge reports directly to the Talent and Compensation Committee, which has instructed ClearBridge to give it objective advice and without influence by management, and to provide such advice for the benefit of the Board and our shareholders. ClearBridge did not provide additional services to the Company other than the services related to compensation to the Talent and Compensation Committee and the Board and other Board committees.

What is our compensation philosophy?

Our compensation philosophy is to align management’s pay with long-term total shareholder return (TSR). We richly reward for outstanding TSR performance, but pay significantly less for poor or even average TSR performance.

Most of an executive’s equity opportunity rests in the form of Performance Stock Units (PSUs) which only vest if challenging TSR hurdle rates, which are generally measured over a three-year period, are achieved. For grants made from 2008 through November 27, 2012, the lowest three-year compounded annual TSR hurdle rate was 15%, meaning that below this level, no PSUs vested. The highest TSR hurdle rate was 45%, and at this level or above, the Company’s executives could be among the best paid in the industry. For our CEO, we also had PSUs that included a 60% TSR hurdle. Executives also receive options to acquire our shares, which only deliver value to the executive when the share price appreciates above the exercise price.

To further align executive compensation with TSR and to discourage excessive risk taking, we encourage, and in the case of our CEO and CFO, require, our executives to make significant purchases of the Company shares with their own money. We require executives to hold these shares, as well as the equity they earn through their long term equity plans, for multiple years, through minimum holding requirements. In the case of Mr. Pearson, our Chairman and CEO, he is contractually committed to sell no shares (other than those necessary to cover his taxes) until 2017.

What is our strategy and how does our compensation fit?

The Company’s strategy is to operate with a low cost base while pursuing growth both organically and through strategic acquisitions, through a mix of traditional and non-traditional promotions. The Company has grown significantly by acquiring other pharmaceutical companies and products to which it has applied this operating model.

The following are several key elements of the Company’s operating philosophy:

•	Truly low cost operating structure

•	Don’t bet on science, bet on management

•	Invest in branded, generic, and OTC across multiple, select, attractive geographies

•	Avoid big Pharma in the areas where they are strong

•	Do not fall in love with our assets — be willing to sell, partner, shut down

•	Be prudent about investing ahead of need — curse of the industry

•	Business Development is a CEO and line responsibility

•	Change is good — change management quickly in underperforming units

•	Speed and lack of bureaucracy is the greatest advantage for a company operating in rapidly changing markets

•	Embrace fact-based decision-making, eradicate arrogance

The Company’s strategy involves significant merger and acquisition activity that makes financial metrics such as revenues or earnings difficult to forecast beyond a short-term horizon. For example, in 2008, the legacy Valeant entity sold its entire Western European business, which represented about 30% of Company sales. In 2010, the legacy Valeant entity was acquired by Biovail Corporation (the surviving company became the current Company), increasing its sales by roughly 100%. In 2012, the Company acquired Medicis Pharmaceutical Corporation and became the largest company in the dermatology pharmaceutical market.

We believe three-year TSR is the best measure of the Company’s performance given its strategy. This three-year period corresponds to a typical strategic planning cycle for the Company. It is an appropriate timeframe to measure management’s performance in executing the strategy, and for the Company’s share price to reflect these achievements.

Who do we hire and how do we think about peer groups?

The Company hires executives from within and outside the pharmaceutical industry. Our strategy is very different from that of most pharmaceutical companies. We seek managers with diverse backgrounds, who think and act differently.

Many of the Company’s named executive officers had long careers in some of the world’s top professional services firms, whose compensation levels are not comparable to our industry peers. Mr. Pearson was a director (the highest rank) at McKinsey & Co. (“McKinsey”), where he served as the Mid-Atlantic office Complex manager overseeing offices in New Jersey, Washington, DC and Philadelphia. He also led McKinsey’s Health Care Industry practice and sat on McKinsey’s Shareholders Counsel, the firm’s equivalent of a board of directors. Our Chief Financial Officer, Howard B. Schiller, was previously employed at Goldman Sachs, where he served as Chief Operating Officer of Investment Banking, and previously was responsible for the global healthcare, consumer products, retail, industrial and natural resource businesses as well as the global mergers and acquisitions business.

While the Talent and Compensation Committee of the Board considers peer group compensation data based on a peer group from the pharmaceutical industry, this data serves as a reference or input but does not dictate our decisions. Our compensation decisions are also based on attracting and retaining executives whose experience and expectations are often based on successful careers at preeminent professional services firms, thus we also consider non-industry data for comparison. We do not triangulate our compensation to arrive at a target percentile of the overall peer group. We do, however, carefully review how our peer companies design their executive compensation and what performance triggers they use in their equity plans. This informs the analysis described below.

In 2012, our peer group from the pharmaceutical industry consisted of:

Allergan Inc.

Biogen Idec Inc.

Celgene

Forest Laboratories

Gilead

Mylan Laboratories, Inc.

Perrigo Co

Shire Plc

Vertex

Watson Pharmaceuticals, Inc. (now Actavis, Inc.)

As noted above, our compensation philosophy is to align management’s pay with TSR achievements. In recent years, the Company has performed favorably compared to companies within our industry and to the S&P 500 Index. The following graph compares the cumulative total return on our Common Shares with the cumulative return on the S&P 500 Index, the TSX/S&P Composite Index and an eight-stock Custom Composite Index for the five years ended December 31, 2012, in all cases, assuming reinvestment of dividends. The Custom Composite Index consists of Allergan, Inc., Endo Pharmaceuticals Holdings Inc., Forest Laboratories, Inc., Gilead Sciences, Inc., Mylan Inc., Perrigo Company, Shire Pharmaceuticals Group plc and Watson Pharmaceuticals, Inc. As the Company’s relative performance has improved, we have aimed to provide executive compensation that reflects such performance.

What are the most important analytical frameworks that the Talent and Compensation Committee use?

The Talent and Compensation Committee is responsible for establishing, implementing and monitoring the Company’s executive compensation philosophy and objectives. The Talent and Compensation Committee reviews and approves all components of executive pay, recommends or reports its decisions to the Board, and oversees the administration of the compensation program for senior executives. The Board, with the assistance of the Talent and Compensation Committee, reviews matters related to executive compensation on an as-needed basis.

Our CEO prepares a recommendation to the Talent and Compensation Committee for base salary, annual incentive awards and equity grants for each Named Executive Officer, other than the CEO whose compensation is determined solely by the Talent and Compensation Committee. The Talent and Compensation Committee then makes recommendations to the Board, which determines the compensation for each Named Executive Officer; alternatively, the Board may delegate the authority to the Talent and Compensation Committee to determine executive compensation. Messrs. Pearson and Schiller, as employee directors, are recused from Board decisions related to executive compensation.

Our primary focus is on pay design and management incentives. Rather than simply ask the question “how much should an executive get paid?” we ask “what should he/she get paid for no shareholder value creation, for average value creation and for extraordinary value creation?”

We use publicly available peer company compensation information to model forward-looking scenarios to understand relative pay amounts at various TSR achievement levels. The most important analysis we use analyzes the value of an executive’s equity awards at the end of a three-year period under various TSR scenarios, compared to the pharmaceutical industry peer group. We design our equity plans to deliver low value for low TSR, but high value for high TSR. We compare our executives’ payout to the industry peer group. For low TSR, we seek to have our executives paid near the bottom of the peer group, but for high TSR near the top of the peer group.

As noted above, our concept of “peer group” is not limited to the pharmaceutical industry when we consider the overall compensation that may be necessary to attract and retain executives from diverse backgrounds, including those from successful careers in professional services firms. Another key question we ask is “how much of the equity value created should accrue to a manager?” We compare this not only to other public companies but also pay packages in private equity and venture capital deals. This concept of “gain sharing” is an important part of our philosophy. We believe that managers who create large amounts of equity value should share proportionally in this wealth creation.

How do we take into account each executive’s personal wealth?

Some of our executives have been extraordinarily successful at the Company and have built up significant net worth. As a Talent and Compensation Committee, we have taken actions designed to retain these executives and keep them focused on driving TSR at Valeant. For example, when we extended Mr. Pearson’ employment contract in 2010, we required him to commit not to sell any of his shares (net of those sold to cover taxes) in the Company until 2014, even if he left the Company voluntarily. The Talent and Compensation Committee believes this was a more effective, and enforceable, retention tool than any non-compete agreement. When Mr Pearson’s contract was extended again in 2011, we extended this commitment not to sell net shares until 2017.

How do we mitigate excessive risk-taking by our executives?

The Talent and Compensation Committee believes that purchasing and holding a large amount of Company shares with one’s own money creates an incentive to manage the Company prudently while avoiding excessive risks. We believe large share purchases and holding of shares after vesting are much more effective in this regard than receiving equity awards without sacrifice of personal funds. In the case of our CEO, he is restricted from selling any shares (other than to cover tax obligations) until 2017.

In line with this principle, a key element of our compensation plan is our share matching program. Under this program, for every share of Company stock that an executive purchases (and commits not to sell for three years) the Company matches with an RSU (that vests over three years, so long as the executive holds the purchased shares and remains employed by the Company during the three-year period). For some Named Executive Officers, there are minimum required purchase amounts. For example, when Mr. Pearson was hired in 2008, he was required to purchase at least $3 million worth of shares and he voluntarily purchased $5 million. For Mr. Schiller, the required purchase was $3.2 million and he voluntarily purchased $5 million.

We believe we further mitigate undue risk by requiring our executives to hold a meaningful amount of our Common Shares. Executives are required to own shares representing two times the combined amount of their base salary and target annual cash bonus.

What are the components of the Company’s executive compensation?

A significant portion of total compensation is linked to satisfying Company financial targets and strategic initiatives, in addition to achieving superior total returns to shareholders. This pay methodology helps us to attract and retain top talent.

Multiple factors are considered in determining our total compensation opportunity, including our compensation philosophy, the executive’s role and responsibility, the executive’s past performance, expected contribution and experience in the role, and the pay practices of our peers both within and outside the pharmaceutical industry. The components of total compensation for Named Executive Officers include: (i) base salary; (ii) incentive pay (including annual incentive cash bonus and long-term equity incentives); (iii) retirement and welfare benefits; and (iv) executive benefits and perquisites. As discussed above, a significant portion of total compensation is weighted toward long-term equity compensation tied to TSR performance.

The aggregate base salaries for the Named Executive Officers who remained employed by the Company through December 31, 2012 approximated 21% of the targeted total compensation package, excluding benefits and perquisites. Target annual cash bonus incentives approximated 21% of the aggregate target total compensation for such Named Executive Officers. Annualized long-term equity incentives represented about 58% of the target annualized total compensation for such Named Executive Officers as a group.

In determining the appropriate mix of base salary and incentive pay (including annual incentive cash bonus and long-term equity) for our Named Executive Officers, the Talent and Compensation Committee sought to balance: (i) our desire to attract and retain our executives with the stability of competitive salary compensation; (ii) our desire to promote pay for performance or “at-risk” compensation, as we believe that incentive pay appropriately rewards executives for their contribution to our overall performance; and (iii) our desire to align compensation with corporate performance and shareholder value through the use of equity compensation awards.

The value of our short-term incentives, in the form of an annual cash bonus, is dependent on the achievement of pre-determined corporate, divisional/functional and individual performance objectives, while the value of our equity based incentives, in the form of stock options, PSU and RSU awards, is derived from the value of our Common Shares. In allocating between short-term and long-term compensation, the Talent and Compensation Committee seeks to establish a balance between rewarding past performance and future potential, both of which it views as critical for our executives to exhibit. In that respect, the Talent and Compensation Committee designs cash bonuses to reward executives who achieve certain corporate, divisional/functional and individual objectives, and it bases grants of RSU awards on the demonstration of exceptional effort, critical skills, key talents and achievements of shareholder value creations. While the Talent and Compensation Committee considers the practices of the peer group in reaching the optimal balance of salary, bonus and equity compensation, the emphasis is on our Company’s growth strategy and incentivizing management to achieve performance goals and longer-term TSR performance, as described in this CD&A.

Base Salary

We set our base salaries at competitive levels necessary to attract and retain a top performing management team. Base salary addresses performance of core duties for each executive role, providing an amount of fixed compensation. Base salary for each Named Executive Officer is determined based on:

•	his or her position and responsibilities;

•	comparison data;

•	review of the Named Executive Officer’s compensation relative to other executive officers;

•	individual performance of the Named Executive Officer; and

•	in the case of our CEO, the restrictions on his ability to sell any shares of the company and other contractual commitments in his employment agreement, as described below in “Employment Agreements.”

Salary levels are typically reviewed annually as part of our performance review process, as well as upon a promotion or other change in job responsibilities. To the extent base salaries are adjusted, the amount of any such adjustments would reflect a review of competitive market data, particularly for the industry peer group, consideration of non-industry data for comparative purposes, consideration of relative levels of pay internally, consideration of the individual performance of the executive and any other circumstances that the Talent and Compensation Committee determines are relevant.

The Talent and Compensation Committee reviewed the base salaries of our Named Executive Officers and set salaries for 2013 at the following levels.

Named Executive Officer	Base salary for 2012	Base salary for 2013
J. Michael Pearson	$1,750,000		$1,750,000
Howard B. Schiller	$1,000,000		$1,000,000
Rajiv De Silva*	$875,000	$	N/A
Jason D. Hanson	$650,000		$650,000
Ryan H. Weldon	$550,000		$550,000

*	Mr. De Silva resigned from the Company effective January 15, 2013.

Short-Term Incentive Pay

The Company uses short-term incentive pay, through our annual incentive cash bonus program, to reward employees for the attainment of target financial and strategic outcomes for each specific year. Participants are eligible to earn cash bonuses based on the attainment of the approved financial targets and strategic initiatives for the applicable performance period. The corporate financial targets are based on attaining budget or stretch targets for cash earnings-per-share (“EPS”), revenue and adjusted cash flow. The strategic initiatives are approved by the Board at the start of each year and are intended to align the organization to achieve the most pressing objectives to help drive long term TSR.

Our 2012 annual incentive cash bonus program (the “2012 AIP”) in effect for Named Executive Officers was based on the achievement of certain corporate financial targets and Company-wide strategic initiatives previously approved by the Talent and Compensation Committee. The Talent and Compensation Committee reviewed the bonus levels for 2012 and determined that our short term incentive pay lagged our updated industry-based peer group. For 2012, the Talent and Compensation Committee increased Mr. Pearson’s short-term incentive pay target to 130% of his base salary and increased the short-term incentive pay target to 80% for Messrs. Schiller and De Silva, effective April 1, 2012. In 2013, after a further review of Mr. Pearson’s compensation and the Company’s performance, Mr. Pearson’s short-term incentive pay target was increased to

150% effective April 1, 2013. The Talent and Compensation Committee believes the new targets for Mr. Pearson and Mr. Schiller are consistent with the Company’s pay for performance compensation philosophy, in recognition of the Company’s outstanding performance. Pursuant to their December 2012 employment letters with the Company, Messrs. Hanson and Weldon have short-term incentive pay targets at 80% effective January 1, 2013. Mr. Weldon’s 2012 bonus reflects a bonus based on his 2012 bonus target of 40%. Mr. Hanson joined the Company after its acquisition of Medicis in December 2012 and was paid his short-term incentive bonus by Medicis and was not eligible for a 2012 short-term incentive bonus from the Company. Mr. De Silva was paid his 2012 short-term incentive bonus at target, pursuant to the terms of his separation agreement. Thus discussions with respect to Named Executive Officers’ 2012 bonuses do not apply to Mr. De Silva or Mr. Hanson.

Bonuses for 2012 are based 30% on the achievement of strategic initiatives and 70% on meeting financial metrics. The table below outlines our payouts for the strategic initiatives which make up 30% of total target bonus. For each of these metrics, the executive can achieve between 100% of target for base goals and 200% for stretch goals. Participants receive no bonus credit for each category if the base level is not achieved. If base level is achieved, participants receive 20% bonus credit. If stretch targets are achieved, participants receive a further 20% for the relevant categories. Partial credit can be awarded for stretch targets.

The Talent and Compensation Committee allocated the strategic initiative components of the 2012 AIP bonus as follows:

Objective	Base	Stretch	Base Weighting	Stretch Weighting
Exceed $75M synergy run-rate in Europe by end of 2012	$75	$80	20%	20%

Build/acquire at least one additional growth platform	One	Two	20%	20%

Exceed $1.5B in emerging market sales	$1.2B	$1.5B	20%	20%

Generate $625M in EBITA contribution from our Dermatology segment	$625M	Above $625M	20%	20%

Become a top 15 global pharma company based on Enterprise Value by 2013	$25B	$30B	20%	20%

The Talent and Compensation Committee determines whether the AIP performance goals have been achieved, but retains the discretion to reduce or eliminate AIP bonuses for individual executives, even if performance targets are met. In exercising negative discretion, the Talent and Compensation Committee may consider the performance of the individual Named Executive Officer or factors, such as level of performance, minimum financial goals or cost targets, applicable to the functional area for which the Named Executive Officer is responsible, the division to which the Named Executive Officer belongs, or the Company as a whole.

For 2012, the Talent and Compensation Committee determined that each of the financial targets was achieved at a level beyond the stretch levels while the Company achieved the majority of the stretch goals for the strategic objectives. Therefore, the bonuses were paid for all Named Executive Officers at 181.70% of target level, other than Mr. Weldon who was paid at 192.5% of his target level. Mr. Weldon’s bonus was paid at a higher level than the other Named Executive Officers primarily based on the performance of the businesses he led in 2012, including the Neurology & Other and the US Aesthetics segments. These two business units combined achieved the maximum bonus amount, which accounted for 75% of Mr. Weldon’s payout target. The remaining 25% of Mr. Weldon’s bonus calculation took into account corporate results and the attainment of strategic initiatives related to the businesses he led.

The Talent and Compensation Committee reviewed the bonus levels for 2013 and determined that our short term incentive pay for certain executives should be improved. For 2013, the Talent and Compensation Committee increased Mr. Pearson’s short term incentive pay target to 150% of his base salary and increased the short term incentive pay target to 100% for Mr. Schiller, effective April 1, 2013.

Equity-Based Incentive Compensation

The Talent and Compensation Committee implemented a pay-for-performance compensation structure that granted options and PSUs to each of our active Named Executive Officers. The Talent and Compensation Committee viewed this compensation program as having attributes that strongly and appropriately motivate executives and all levels of employees to achieve high levels of TSR and as a result, share in the long-term growth and profitability of the Company.

Under this compensation program, the Talent and Compensation Committee implemented guidelines to ensure that a significant portion of total compensation is directly related to the achievement of certain TSR thresholds through awards of long-term equity incentives. The active Named Executive Officers received their equity awards in connection with entering into their employment agreements described below. These grants were front-loaded and are intended to reward superior performance over a three-year period if the TSR targets are met or exceeded. The Talent and Compensation Committee does not expect to grant equity awards to its Named Executive Officers annually.

Equity grant award levels are determined based on competitive market data, and the individual’s role, past performance and experience. The equity-based awards used to further our objectives were:

•	approximately 50% stock options based on Black-Scholes value; and

•

approximately 50% PSUs based on fair market value of our Common Shares at date of grant (based on the number of shares earned assuming achievement of 15% or 10% annualized TSR, as applicable; the PSU payout can be significantly greater than 50% of total long-term payouts if higher TSRs are achieved).

The long-term incentive equity awards granted to Named Executive Officers in connection with the employment agreements largely reflect the incentives closely aligned with TSR and they include:

•	Time-Vested Stock Options that —

•	vest 25% per year over the first four anniversaries of grant; and

•	provide value only when shareholders realize an increase in the value of their holdings.

•	PSUs — PSUs that vest based on the three (or four) year compounded TSR thresholds as follows and linear interpolation is applied for TSR performance between the applicable thresholds:

•	No vesting for TSR less than 15% for grants made before November 28, 2012;

•	100% of PSUs vest for 15% TSR for grants made before November 28, 2012;

•	200% of PSUs vest for 30% TSR for grants made before November 28, 2012;

•	300% of PSUs vest for 45% TSR for grants made before November 28, 2012; and

•	in the case of Mr. Pearson, with respect to certain of his PSUs, 400% of PSUs vest for 60% TSR.

The Talent and Compensation Committee reviewed the Company’s equity compensation approach in November 2012 to ensure that the plan would continue to attract, retain and reward executives for outperformance in the market while providing limited payout for poor performance. The Committee considered various changes to the design of the program. As part of this consideration the Talent and Compensation

Committee reviewed analysis showing that changing the triggers to 10%, 20% and 30% for 1x, 2x and 3x target grants would be more appropriate given compound annual growth rate returns for our peer group. The Talent and Compensation Committee believes the new targets still strongly align shareholder interest with management while making compensation packages more compelling for both current and future employees. On November 14, 2012, the Talent and Compensation Committee approved new TSR performance targets for awards made on or after November 28, 2012 as follows:

•	TSR thresholds as follows and linear interpolation is applied for TSR performance between the applicable thresholds:

•	No vesting for TSR less than 10%;

•	100% of PSUs vest for 10% TSR;

•	200% of PSUs vest for 20% TSR;

•	300% of PSUs vest for 30% TSR; and

•	in the case of Mr. Pearson, with respect to certain of his PSUs, 400% of PSUs vest for 60% TSR.

Share Ownership Guidelines

The Talent and Compensation Committee believe that purchasing large amount of Company shares with one’s own money creates an incentive to manage the Company prudently while avoiding excessive risks. We believe large share purchases are much more effective in this regard than receiving equity awards without sacrifice of personal funds.

In line with this principle, a key element of our compensation plan is our stock matching plan. Under this plan, for every share of Valeant stock that an executive purchases (and commits not to sell for 3 years) the Company matches with a RSU (that vests over 3 years). For some Named Executive Officers there are minimal required purchase amounts. For example, when Mr. Pearson was hired, he was required to purchase $3 million worth of shares and he voluntarily purchased $5 million. For Mr. Schiller, the required purchase was $3.2 million and he voluntarily purchased $5 million.

The Talent and Compensation Committee also established minimum share ownership requirements. Each Named Executive Officer is required to own Common Shares representing two times the combined amount of their base salary and target annual cash bonus — an amount generally in excess of the share ownership requirements of our peer group companies.

Retirement and Welfare Benefits

The retirement and welfare benefit programs are a necessary element of the total compensation package to ensure a competitive position in attracting and maintaining a committed workforce. Participation in these programs is not tied to performance.

Our specific contribution levels to these programs are adjusted annually to maintain a competitive position while considering costs.

•

Retirement Savings Plan — All employees in the United States, including Messrs. Pearson, Schiller, De Silva, Hanson and Weldon, are eligible to participate in a tax-qualified retirement savings plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Starting in 2012, all eligible employees are able to contribute to the Retirement Savings Plan, on a before-tax basis, the lesser of (i) up to 50% of their annual salary or (ii) the limit prescribed by the Internal Revenue Code. The Company matches 50% of the first 6% of pay that is contributed to the Retirement Savings Plan. All employee contributions to the Retirement Savings Plan are fully vested upon contribution; matching contributions vest equally over three years.

•

Welfare Plans — Our executives were also eligible to participate in our broad-based welfare benefits plans (including medical, dental, vision, life insurance and disability plans) upon the same terms and conditions as other employees.

Executive Benefits and Perquisites

We provided Named Executive Officers with perquisites and other personal benefits that we and the Talent and Compensation Committee believe are reasonable and consistent with our overall compensation program to better attract and retain superior employees for key positions. The Talent and Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to Named Executive Officers. The Talent and Compensation Committee intends to maintain only those perquisites and other benefits that it determines to be necessary components of total compensation and that are not inconsistent with shareholder interests. The Talent and Compensation Committee has determined that Mr. Pearson may ordinarily use the Company aircraft for all travel, both business and personal. Certain travel by Mr. Pearson’s immediate family is also permitted. The foregoing use by Mr. Pearson and his immediate family is at the Company’s expense and the related income tax incurred by Mr. Pearson is grossed up by the Company. The Company believes that making the Company aircraft available to Mr. Pearson allows him to serve shareholder interests by efficiently and securely conducting business during and when traveling. All other use by Mr. Pearson and other executives shall be pursuant to the Company’s policy on aircraft use or, with respect to Mr. Pearson, the approval of the Chairperson of the Talent and Compensation Committee or the Lead Independent Director.

Attributed costs of the personal benefits described above for the Named Executive Officers for the fiscal year ended December 31, 2012, are included in the column entitled “All Other Compensation” of the Summary Compensation Table.

Employment Agreements

To foster the retention of our key management team, we have entered into an employment agreement with each of our active Named Executive Officers, including Mr. Pearson, that incorporates the Valeant compensation philosophy. The evolution of Mr. Pearson’s employment agreement is described below. A detailed description of each of the employment agreements is set forth on pages 44-46.

The Company’s pay philosophy was designed and implemented in 2008 for Mr. Pearson, the then-newly hired Chief Executive Officer and his executive leadership team of Valeant Pharmaceuticals International (“Old Valeant”). In 2010, Valeant Pharmaceuticals International merged with Biovail Corporation (Biovail). Biovail was the surviving company, but it was renamed Valeant Pharmaceuticals International, Inc. (“New Valeant,” which is the Company). The pay philosophy of Old Valeant was adopted by the Company and its management team.

Mr. Pearson signed an original 3 year employment agreement with Old Valeant in February 2008. His salary was $1 million per year, his bonus opportunity was up to 200% of salary, he received 1,024,591 options, 407,498 PSUs and was required to buy at least $3 million of Company shares, with a matching RSU granted for each share he purchased up to $5 million. The PSUs had a minimum compound annual TSR trigger of 15% and a maximum of 45%.

By November 2009, the share price of Old Valeant had a TSR of 168%, compared to a decline of 21% for the S&P 500 index. Mr Pearson was nearing the trigger point for the maximum amount of PSUs achievable under the contract. The Talent and Compensation Committee and Board of Directors decided to proactively amend Mr. Pearson’s employment agreement with the goal of retaining Mr. Pearson beyond his 3 year agreement and to motivate him to continue to drive Valeant’s TSR by first, preventing him from monetizing shares in the Company, and second, by granting new equity with higher TSR hurdles. The outcome of this negotiation was that Mr. Pearson agreed not to sell any net shares in Valeant until 2014 even if he were to voluntarily leave the

Company. The Board of Directors believed this was a more effective and enforceable retention tool than any non-compete agreement, as well as being highly motivating to drive TSR. In return for sacrificing his liquidity, Mr. Pearson’ salary was raised to $1.5 million. The Board of Directors also granted Mr. Pearson new stock options and PSUs, with the option exercise price and the PSU measurement base price set at the price equal to the 45% 3-year TSR price under the original contract (which was approximately 15% higher than the stock price on the date of grant).

In March 2010, Mr. Pearson and old Valeant entered into an amendment to his employment agreement to reflect tax law changes, with such amendment reflecting provisions that were economically equal to, or less favorable to, Mr. Pearson.

In September 2010, Old Valeant merged with Biovail to form New Valeant. This was a change of control and under Mr. Pearson’s employment contract all his equity grants should have vested. The Board of Directors negotiated with Mr. Pearson and he waived his rights to vest in return for a new tranche of PSUs at a 60% 3-year TSR trigger price.

In 2011, the Board of Directors again amended Mr. Pearson’s employment contract, with the goal of extending his employment beyond 2014. Mr. Pearson’s salary was increased to $1,600,000. In addition, given that most of the performance hurdles associated with previous equity grants had been achieved, the Board of Directors determined that it was in the shareholder’s best interests to award an additional equity grant (Stock Options and PSUs) to support the Company’s aforementioned goal of increasing long term shareholder returns. In addition, Mr. Pearson also agreed to certain restrictions on not selling shares up to February 1, 2017.

In 2012, given the significant growth and success of the Company, the Talent and Compensation Committee updated the industry-based peer group of companies to more appropriately reflect the size and scope of the Company. Coincident with the update of this peer group and in recognition of the Company’s continued growth and success, Mr. Pearson’s salary was increased to $1,750,000 and his target bonus opportunity was increased from 100% of base salary to 130%. In 2013, after a further review of Mr. Pearson’s compensation and performance of the Company, Mr. Pearson’s target bonus opportunity was increased to 150% effective April 1, 2013.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Talent and Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code, which provides that we may not deduct compensation in excess of $1,000,000 that is paid to certain individuals unless that compensation is performance based and meets other requirements. While prior to 2011 our compensation programs were not designed with a focus on Section 162(m), because much of the compensation paid to our Named Executive Officers was deductible by non-U.S. companies, beginning in 2011 after shareholder approval of our 2011 Omnibus Incentive Plan and the amendment to our 2007 Equity Compensation Plan at our 2011 Annual Shareholders Meeting and on a going-forward basis, we developed our compensation plans such that compensation paid under management incentive plans is fully deductible for federal income tax purposes. Our 2011 Omnibus Incentive Plan and the amendment to the 2007 Equity Compensation Plan, both of which were approved at the 2011 Annual Shareholders Meeting, are designed to increase the deductibility of compensation paid to our Named Executive Officers. However, in certain situations, the Talent and Compensation Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for our executive officers.

Accounting for Stock-Based Compensation

We account for stock-based payments including grants under the 2007 Equity Compensation Plan, in accordance with the requirements of FASB ASC Topic 718 (formerly, FASB Statement 123(R)).

COMPENSATION COMMITTEE REPORT

The Report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee of our Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

Robert N. Power, Chairperson

Ronald H. Farmer

Robert A. Ingram

G. Mason Morfit

SUMMARY COMPENSATION TABLE

The following table sets forth the annual and long-term compensation awarded to or paid to the Named Executive Officers for services rendered to the Company in all capacities during the year ended December 31, 2012.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)		Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)(3)		Total ($)

J. Michael Pearson(4)	2012	1,712,500	—		—		—	3,827,056	(8)	573,419	(9)	6,112,975
Chief Executive Officer	2011	1,578,462	—		12,168,384		6,015,000	2,996,825		13,951,315		36,709,986
	2010	387,500	—		3,606,966		—	750,000		10,867		4,755,333

Howard B. Schiller(4)	2012	1,000,000	—		4,306,375	(5)	—	1,362,750	(8)	46,586		6,715,711
Executive Vice President and Chief Financial Officer	2011	83,333	—		4,569,417		3,446,000	98,125		143		8,197,018

Rajiv De Silva	2012	843,750	$500,000	(11)	—		—	—		2,247,805	(10)	3,591,510
President and Chief Operating Officer, Specialty Pharmaceuticals	2011	750,000			1,068,351		—	756,563		32,552		3,107,466
	2010	163,958	—		1,514,700		1,110,000	192,500		807		2,981,965

Jason D. Hanson(6)	2012	37,916	—		3,650,891	(7)	1,735,160	—		—		5,423,967
Executive Vice President, Company Group Chairman

Ryan H. Weldon	2012	281,250	—		1,910,935	(7)	882,981	216,563	(8)	5,920		3,297,649
Executive Vice President, Company Group Chairman

(1)	For 2012, this column represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for all stock awards granted in 2012, which include RSUs, PSUs and matching RSUs.

(2)

For 2012, this column represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for all options awards granted in 2012. Assumptions used in the calculation of these amounts, including the amounts described in footnote (1), are included in Note 17 to our financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

(3)	The following tables set forth all other compensation provided to the Named Executive Officers for 2012.

Name	Executive Allowance(A)	Group Term Life Insurance	Whole Life Insurance		401(k) Match	Personal Use of Aircraft
J. Michael Pearson	35,000	2,622	2,594		5,833	121,050	(9)
Howard B. Schiller	—	2,622	—		1,250	—
Rajiv De Silva	—	1,710	1,595		7,500	—
Jason D. Hanson	—	—	—		—	—
Ryan H. Weldon	—	762	—		5,158	—

Name	Legal Expense	Life Insurance	Other
J. Michael Pearson	—	109,738	296,582	(B)
Howard B. Schiller	42,714	—
Rajiv De Silva	—	—
Jason D. Hanson	—	—
Ryan H. Weldon	—	—

(A)	The executive allowance is intended to be used for automobile leases, financial planning, supplemental life insurance and/or a health fitness membership.

(B)

Mr. Pearson received a one-time tax reimbursement payment for taxes and interest paid by Mr. Pearson pursuant to Section 409A of the Internal Revenue Code as a result of an administrative error by the Company.

(4)	Messrs. Pearson and Schiller also served as members of our Board. Neither Mr. Pearson nor Mr. Schiller received additional compensation of any kind for his services as a Board member.

(5)

Included in the value of stock awards is the grant date fair value of time-based RSU awards issued in 2012 in accordance with the Company’s Share Match Program for Mr. Schiller ($4,306,375). The grant date fair value of time-based RSUs is estimated based on the closing price of the Company’s Common Shares on the date of grant.

(6)	Mr. Hanson joined the Company on December 11, 2012.

(7)

Included in the value of stock awards is the grant date fair value of PSU awards that are subject to certain performance conditions related to TSRs for Messrs. Hanson ($3,650,891) and Weldon ($1,910,935) which were calculated based on the probable outcome of the performance conditions related to these awards in accordance with FASB ASC 718. The following table shows the fair value of the awards of each Named Executive Officer on the date of grant if the value of these grants would have been calculated assuming a conversion into the maximum number of Common Shares based on the closing price of the Company’s Common Shares on the date of grant.

Named Executive Officer	Fair Value of Awards
Hanson	6,450,147
Weldon	3,376,110

(8)	The amounts included are for performance bonuses earned under the Annual Incentive Cash Bonus Program from January 1, 2012 to December 31, 2012, but paid in the following year.

(9)	Amount includes the value of Mr. Pearson’s personal use of the Company’s aircraft in accordance with the Company’s policy on aircraft use (including $81,779 associated with an income tax gross-up).

(10)

Pursuant to the terms of his September 2012 separation agreement, Mr. De Silva received a $1,600,000 severance payment plus an additional $637,000 payment representing his targeted 2012 short-term incentive bonus.

(11)	Pursuant to the terms of his September 2012 separation agreement, Mr. De Silva received a $500,000 bonus due to attainment of certain performance criteria in Q3 2012.

Grants of Plan-Based Awards

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards					Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards(1) ($/Sh)	Full Grant Date Fair Value(2) ($)
		Threshold ($)	Target ($)		Maximum ($)		Target ( #)		Maximum (#)
J. Michael Pearson	N/A	0	2,106,250		4,212,500

Howard B. Schiller	01/20/12										54,500	(3)				2,774,595
	04/20/12										27,800	(4)				1,531,780
	N/A	0	750,000		1,500,000

Rajiv De Silva	N/A	0	637,500	(5)	1,275,000	(5)

Jason D. Hanson	12/11/12												84,500	(6)	58.16	1,735,160
	12/11/12						36,300	(7)	108,900	(7)						3,650,891
	N/A	0	0		0

Ryan H. Weldon	12/11/12												43,000	(6)	58.16	882,981
	12/11/12						19,000	(7)	57,000	(7)						1,910,935
	N/A	0	139,167		278,334

(1)	This column shows the exercise price for the stock options granted.

(2)	Unless provided otherwise, this column shows the grant date fair value of each equity award computed in accordance with FASB ASC Topic 718.

(3)

These Restricted Share Units (“RSUs”) vest 1/3 per year for three years on January 20, 2013, 2014 and 2015, subject to the Named Executive Officers continued employment through the relevant vesting date. The RSUs were issued in accordance to a Share Match program where one share of Common Share purchased equals a match of one RSU representing one Common Share.

(4)

These Restricted Share Units (“RSUs”) vest 1/3 per year for three years on April 20, 2013, 2014 and 2015, subject to the Named Executive Officers continued employment through the relevant vesting date. The RSUs were issued in accordance to a Share Match program where one share of Common Share purchased equals a match of one RSU representing one Common Share.

(5)	Pursuant to Mr. De Silva’s September 2012 Separation Agreement, Mr. De Silva was paid $637,000 in respect of his 2012 target short-term incentive bonus.

(6)	These stock options vest in four equal installments on December 11, 2013, 2014, 2015 and 2016, subject to the Named Executive Officer’s continued employment through the relevant vesting date.

(7)

These amounts show the potential number of PSUs that may convert into Common Shares only if the TSR meets or exceeds certain thresholds on September 11, 2015, December 11, 2015 and March 11, 2016 (the “Initial Measurement Dates”) or September 11, 2016, December 11, 2016 and March 11, 2017 if not achieved at the Initial Measurement Dates.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on the holdings of stock options and stock awards by the Named Executive Officers as of December 31, 2012. This table includes unexercised and unvested option awards and unvested RSUs and performance share units. Each equity grant is shown separately for each Named Executive Officer. The market value of the stock awards is based on the closing market price of our Common Shares on December 31, 2012, which was $59.77.

		Option Awards					Stock Awards
Name	Date of Grant *	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Options Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
J. Michael Pearson	10/24/11						103,762	(1)	6,201,855
	08/23/11	125,000	375,000	(2)	54.76	08/23/2021
	08/23/11									120,000	(3)	7,172,400
	10/04/10									502,996	(4)	30,064,071
	12/01/09						225,816	(5)	13,497,022
	12/01/09	363,468	1,090,406	(6)	12.87	02/01/2019
	02/01/08	2,979,254			4.20	02/01/2018

Howard B. Schiller	04/20/12						27,800	(1)	1,661,606
	01/20/12						54,500	(1)	3,257,465
	12/01/11	50,000	150,000	(2)	46.21	12/01/2021
	12/01/11									90,000	(7)	5,379,300

Rajiv De Silva	10/24/11						4,120	(1)	246,252
	07/25/11						9,894	(1)	591,364
	11/11/10		96,136	(8)	25.42	11/11/2015
	11/11/10									87,952	(9)	5,256,891
	03/03/10		101,481	(2)	13.24	03/03/2017
	09/10/09						6,517	(10)	389,521
	03/10/09						8,390	(10)	501,470
	01/05/09		85,872	(2)	7.81	01/05/2019

Jason D. Hanson	12/11/12		84,500	(2)	58.16	12/11/2022
	12/11/12									36,300	(11)	2,169,651

Ryan H. Weldon	12/11/12		43,200	(2)	58.16	12/11/2022
	12/11/12									19,000	(12)	1,135,630
	07/25/11						391	(1)	23,370
	11/11/10									20,694	(9)	1,236,880
	11/11/10	15,589	15,589	(8)	25.42	11/11/2015
	03/03/10	43,615	43,616	(2)	13.24	03/03/2017
	11/06/08	43,615			6.39	11/06/2018

*	For a better understanding of this table, we have included an additional column showing the grant date of the stock options and stock awards.

(1)	The RSUs vest in three equal installments on the first, second and third anniversary of the date of grant, subject to the Named Executive Officer’s continued employment through the vesting date.

(2)

These stock options vest in four equal installments on the first, second, third and fourth anniversary of the date of grant, subject to the Named Executive Officer’s continued employment through the relevant vesting date.

(3)

These 120,000 PSUs could vest in up to 480,000 Common Shares subject to specific performance criteria tied to TSR as measured on May 23, 2014, August 23, 2014 and November 23, 2014 (“Initial Measurement

Dates”) or May 23, 2015, August 23, 2015 and November 23, 2015 if not achieved at the Initial Measurement Dates.

(4)

These 502,996 PSUs are subject to specific performance criteria tied to TSR as measured on November 1, 2013, February 1, 2014 and May 1, 2014 (“Initial Measurement Dates”) or November 1, 2014, February 1, 2015 and May 1, 2015 if not achieved at the Initial Measurement Dates.

(5)	The RSUs vest monthly over a three-year period beginning on March 1, 2011, subject to the Named Executive Officer’s continued employment through the relevant vesting date.

(6)

The stock options vest in four equal parts vesting from February 1, 2011 with the vesting dates of February 1, 2012, February 1, 2013, February 1, 2014 and February 1, 2015, subject to the Named Executive Officer’s continued employment through the relevant vesting date.

(7)

These 90,000 PSUs could vest in up to 270,000 Common Shares subject to specific performance criteria tied to TSR as measured on September 1, 2014, December 1, 2014 and March 1, 2015 (“Initial Measurement Dates”) or September 1, 2015, December 1, 2015 and March 1, 2016 if not achieved at the Initial Measurement Dates.

(8)	These stock options vest in four equal installments on October 8, 2011, 2012, 2013 and 2014, subject to the Named Executive Officer’s continued employment through the relevant vesting date.

(9)

The following table shows the maximum number of Common Shares that could be awarded under each of these PSUs, subject to specified performance criteria tied to TSR as measured on June 28, 2013, September 28, 2013 and December 28, 2013 (“Initial Measurement Dates”) or June 28, 2014, September 28, 2014 and December 28, 2014 if not achieved at the Initial Measurement Dates.

Named Executive Officer	Maximum Shares under PSUs
Weldon	41,388
De Silva(A)	175,904

(A)	Pursuant to Mr. De Silva’s September 2012 separation agreement, these awards were forfeited on January 15, 2013.

(10)	The RSUs vest equally in each of the four years following the date of grant, subject to the Named Executive Officer’s continued employment through the relevant vesting date.

(11)

These 36,300 PSUs could vest in up to 108,900 Common Shares subject to specific performance criteria tied to TSR as measured on September 11, 2015, December 11, 2015 and March 11, 2016 (“Initial Measurement Dates”) or September 11, 2016, December 11, 2016 and March 11, 2017 if not achieved at the Initial Measurement Dates.

(12)

These 19,000 PSUs could vest in up to 57,000 Common Shares subject to specific performance criteria tied to TSR as measured on September 11, 2015, December 11, 2015 and March 11, 2016 (“Initial Measurement Dates”) or September 11, 2016, December 11, 2016 and March 11, 2017 if not achieved at the Initial Measurement Dates.

Option Exercises and Stock Vested

The following table provides information regarding option exercises by the Named Executive Officers during 2012 and shares acquired on vesting of RSUs and performance share units held by the Named Executive Officers during 2012.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Net Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(2)
J. Michael Pearson	—	—	377,950	(3)	20,046,927	(3)
Howard B. Schiller	—	—	—		—
Rajiv De Silva	297,038	11,562,763	125,612		6,644,144
Jason D. Hanson	—	—	—		—
Ryan H. Weldon	—	—	25,840		1,410,869

(1)	The value realized on exercise is based on the time of the price of the Company’s Common Shares on the exercise date.

(2)	The value realized on vesting is based on the closing price of the Company’s Common Shares on the vesting date.

(3)

The amounts reported do not include 503,998 PSUs (with a value of $27,021,053) which vested in 2012 but are not issuable until the year 2019 pursuant to his employment agreement. In addition, the amounts reported do not include 193,560 RSUs (with a value of $9,966,565.70) which vested in 2012 but are not issuable until the year 2019 pursuant to his employment agreement.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Pearson

The Company is a party to an employment agreement with Mr. Pearson, which was amended in March 2011 (the “CEO Agreement”). Pursuant to the CEO Agreement, Mr. Pearson is entitled to a cash severance payment on a qualifying termination of employment by the Company without Cause (as defined in the CEO Agreement) or by Mr. Pearson for Good Reason (as defined below) equal to the sum of two times Mr. Pearson’s base salary plus $3,000,000 and a pro-rated annual bonus based on actual performance of the Company. If Mr. Pearson’s employment is terminated by the Company without Cause or by Mr. Pearson for Good Reason in either case within 12 months following a change in control of the Company, he would be entitled to a cash severance payment equal to three times the sum of his base salary and target bonus, a pro-rata target bonus, and continued health and welfare benefits for two years. In addition, on termination of Mr. Pearson’s employment without Cause or for Good Reason or as a result of his death or disability, the vesting and exercisability of Mr. Pearson’s options will be accelerated and the vesting of certain awards of RSUs will vest and the performance thresholds applicable to the performance-based RSUs will be assessed through termination and a number of units will vest upon termination based on that performance (except that performance-based share units granted to Mr. Pearson in 2010 will be pro-rated based on the number of completed months elapsed from February 1, 2011 to the date of termination divided by 36 months). “Good Reason” is defined under the CEO Agreement to generally include (i) a diminution of duties and responsibilities, including removing Mr. Pearson as Chairman of the Board for any reason other than compliance with applicable law or stock exchange rules, (ii) any reduction in base salary or target bonus (other than any reduction expressly permitted by the CEO Agreement), and (iii) a material breach by the Company of a material provision of the CEO Agreement. Mr. Pearson will be subject to covenants not to compete with the Company, and not to solicit employees, during his employment and for a period of 12 months thereafter.

Schiller

The Company is party to a letter agreement with Mr. Schiller, which was entered into on November 10, 2011. Pursuant to the letter agreement, in the event of the termination of Mr. Schiller’s employment by the Company without Cause (as defined in his letter agreement) or by Mr. Schiller for Good Reason (which includes a diminution in responsibility, compensation reduction, the Company’s material breach of a material provision of the letter agreement, or relocation in excess of 50 miles), Mr. Schiller is entitled to a cash severance payment equal to two times his base salary plus his target annual bonus (or, in the event of a termination without Cause or for Good Reason within twelve months following a change in control of the Company, three times the sum of his base salary and target annual bonus), a pro-rata annual bonus based on the lesser of actual performance of the Company and target, continued health and welfare benefits for 12 months, and outplacement services up to $20,000. The letter agreement also provides Mr. Schiller with a grant of stock options and PSUs. On termination of Mr. Schiller’s employment without Cause or for Good Reason or as a result of his death or disability, the vesting and exercisability of Mr. Schiller’s options will be accelerated, and if such termination of employment occurs following the one year anniversary of the grant date of his performance-based RSUs, the performance thresholds applicable to such units will be assessed through termination and a number of units will vest upon termination based on that performance (provided that if his employment terminates due to death prior to the first anniversary, the performance thresholds applicable to such units will be assessed on an assumed measurement period of one year). In the event of a change in control of the Company, the performance-based RSUs will be converted into time-based RSUs equal to the number of RSUs that would have vested based on performance through the change in control. Mr. Schiller is required to comply with any share ownership requirements adopted by the Company. Mr. Schiller is subject to a covenant not to solicit employees during his employment and for a period of twelve months thereafter.

Hanson and Weldon

The Company has entered into employment letters with Mr. Hanson and Mr. Weldon (each, an “executive”). In the event of the termination of the executive’s employment by the Company without Cause (as defined in the employment letters) or by the executive for “Good Reason” (which includes a diminution in responsibility, compensation reduction, or the Company’s material breach of a material provision of the employment letter), the executive would be entitled to a cash severance payment equal to one times the executive’s base salary and target annual bonus (or, in the event of a termination without Cause or for Good Reason either in contemplation of or within 12 months following a change in control of the Company, two times the sum of the executive’s base salary and target annual bonus), a pro-rata annual bonus based on the lesser of actual performance of the Company and target (or based on target in the event of a change in control termination), continued health and welfare benefits for 12 months, and outplacement services up to $20,000. The equity awards granted pursuant to the terms of the employment letters (options and performance share awards) are subject to forfeiture on the executive’s termination of employment except as described below. If the executive is terminated by the Company without Cause or by the executive for Good Reason in either case within 12 months following a change in control of the Company, or in the event the executive’s employment terminates as a result of his death, the vesting and exercisability of the executive’s options will be accelerated. In addition, if the executive is terminated by the Company without Cause or by the executive for Good Reason or if the executive’s employment terminated as a result of his disability or as a result of the executive’s death, in each case following the one-year anniversary of the grant date, the performance thresholds applicable to the performance share units will be assessed through termination and a pro-rata portion of such units will vest upon termination based on a fraction, the numerator of which is the number of days from the date of grant through termination, and the denominator of which is 1,095 (except that in the event of the executive’s death, the performance thresholds applicable to the performance share units will be assessed through termination and a the portion of such units that vest upon termination will not be pro-rated). In the event of a change in control of the Company, the performance-based RSUs will be converted into time-based RSUs equal to the number of RSUs that would have vested based on performance through the change in control. Each executive is required to comply with any share ownership requirements adopted by the Company. Each executive is subject to a covenant not to solicit employees during the executive’s employment and for a period of 12 months thereafter.

De Silva

Mr. De Silva was also a party to an employment letter with the Company similar to that described with respect to Messrs. Hanson and Weldon. On September 13, 2012, the Company entered into a separation agreement with Mr. De Silva, which superseded that employment letter. Pursuant to the separation agreement Mr. De Silva continued to serve as the Company’s President and Chief Operating Officer, Specialty Pharmaceuticals, until January 15, 2013, upon which date his employment with the Company terminated. Pursuant to Mr. De Silva’s September 2012 Separation Agreement, Mr. De Silva was paid $637,000 in respect of his 2012 target short-term incentive bonus and $1,600,000 in severance payments and 12 months of benefits continuation. He also received $500,000 due to attainment of certain 2012 performance goals while he remained with the Company. The separation agreement also contains non-solicitation and non-disparagement covenants.

Termination/Change-in-Control(1)

Name	Cash Severance ($)		Benefits and Perquisites ($)(3)	Accelerated Option Vesting ($)(4)	Accelerated RSU Vesting ($)(5)
J. Michael Pearson	14,350,000	(6)	263,762	51,140,041	30,064,071
Howard Schiller	3,600,000	(7)	42,788	—	17,334,734
Rajiv De Silva(2)	N/A		N/A	N/A	N/A
Ryan Weldon	1,540,000	(7)	50,380	5,038,649	2,497,111
Jason Hanson	2,340,000	(7)	50,380	136,045	—

(1)

This table includes estimated amounts payable assuming each Named Executive Officer’s employment was terminated on December 31, 2012 by us without cause or by the Named Executive Officer for good reason within 12 months following a change in control. The 2007 Equity Compensation Plan provides for a reduction in benefits paid as a result of a change in control if the acceleration of the vesting and exercisability of any stock awards, together with payments and other benefits of a participant in the 2006 Stock Option Plan, become subject to Section 280G of the Code, to the extent that the reduction in benefits yields a more favorable after tax result for the participant.

(2)

As described above, pursuant to Mr. De Silva’s September 2012 Separation Agreement, Mr. De Silva was paid $637,000 in respect of his 2012 target short-term incentive bonus and $1,600,000 in severance payments and 12 months of benefits continuation.

(3)

The amounts shown in this column represent certain benefits and perquisites that the Named Executive Officers would receive, including medical insurance coverage, 401(k) matching contributions, life insurance coverage and outplacement services.

(4)

The amounts shown in this column represent the product of (i) the number of unvested shares underlying the stock options held by the Named Executive Officer at December 31, 2012 which would vest pursuant to the terms of the individual employment agreements or award agreements, multiplied by (ii) an amount equal to the share price on December 31, 2012, which was $59.77, less the option price.

(5)

The amounts shown in this column represent the product of (i) the number of unvested shares subject to performance RSUs, matching RSUs and RSUs, held by the Named Executive Officer, as applicable, at December 31, 2012 which would be accelerated pursuant to the terms of the individual employment agreements or award agreements, multiplied by (ii) the share price on December 31, 2012, which was $59.77.

(6)

The amount shown is equal to (A) three times the sum of Mr. Pearson’s (x) base salary as of December 31, 2012, and (y) 2012 target bonus (130% of base salary), plus (B) the amount of Mr. Pearson’s 2012 target bonus.

(7)	The amount shown is equal to two times the sum of the Named Executive Officer’s (x) base salary as of December 31, 2012, and (y) 2012 target bonus.

Termination/ No Change-in-Control(1)

Name	Cash Severance ($)		Benefits and Perquisites ($)(2)	Accelerated Option Vesting ($)(3)	Accelerated RSU Vesting ($)(4)
J. Michael Pearson	6,500,000	(5)	263,762	51,140,041	19,207,601
Howard Schiller	2,800,000	(6)	42,788	2,034,000	4,490,048
Rajiv De Silva	1,600,000	(7)	N/A	N/A	N/A
Ryan Weldon	770,000	(7)	50,380	—	1,050,546
Jason Hanson	1,170,000	(7)	50,380	—	—

(1)

This table includes estimated amounts payable assuming each Named Executive Officer’s employment were terminated on December 31, 2012 by us without cause or by the Named Executive Officer for good reason.

(2)

The amounts shown in this column represent certain benefits and perquisites that the Named Executive Officers would receive, including medical insurance coverage, 401(k) matching contributions, life insurance coverage and outplacement services.

(3)

The amounts shown in this column represent the product of (i) the number of unvested shares underlying the stock options held by the Named Executive Officer at December 31, 2012 which would vest pursuant to the terms of the individual employment agreements or award agreements, multiplied by (ii) an amount equal to the share price on December 31, 2012, which was $59.77, less the option price.

(4)

The amounts shown in this column represent the product of (i) the number of unvested shares subject to performance RSUs, matching RSUs and RSUs, held by the Named Executive Officer, as applicable, at December 31, 2012 which would be accelerated pursuant to the terms of the individual employment agreements or award agreements, multiplied by (ii) the share price on December 31, 2012, which was $59.77.

(5)	The amount shown is equal to two times the sum of Mr. Pearson’s (x) base salary as of December 31, 2012, plus (y) $3 million.

(6)	The amount shown is equal to two times the sum of Mr. Schiller’s base salary as of December 31, 2012, plus Mr. Schiller’s 2012 target bonus.

(7)	The amount shown is equal to the Named Executive Officer’s base salary on December 31, 2012, plus 2012 target bonus.

Termination/Death(1)

Name	Cash Severance ($)	Benefits and Perquisites ($)	Accelerated Option Vesting ($)(2)	Accelerated RSU Vesting ($)(3)
J. Michael Pearson	—	—	51,140,041	30,064,071
Howard Schiller	—	—	2,034,000	12,415,663
Rajiv De Silva	N/A	N/A	N/A	N/A
Ryan Weldon	—	—	2,634,440	2,497,111
Jason Hanson	—	—	136,045	—

(1)	This table includes estimated amounts payable assuming each Named Executive Officer’s employment were terminated on December 31, 2012 as a result of the Named Executive Officer’s death.

(2)

The amounts shown in this column represent the product of (i) the number of unvested shares underlying the stock options held by the Named Executive Officer at December 31, 2012 which would vest pursuant to the terms of the individual employment agreements or award agreements, multiplied by (ii) an amount equal to the share price on December 31, 2012, which was $59.77, less the option price.

(3)

The amounts shown in this column represent the product of (i) the number of unvested shares subject to performance RSUs, matching RSUs and RSUs, held by the Named Executive Officer, as applicable, at December 31, 2012 which would be accelerated pursuant to the terms of the individual employment agreements or award agreements, multiplied by (ii) the share price on December 31, 2012, which was $59.77.

Termination/ Disability(1)

Name	Cash Severance ($)	Benefits and Perquisites ($)	Accelerated Option Vesting ($)(2)	Accelerated RSU Vesting ($)(3)
J. Michael Pearson	—	—	51,140,041	30,064,071
Howard Schiller	—	—	2,034,000	9,409,119
Rajiv De Silva	N/A	N/A	N/A	N/A
Ryan Weldon	—	—	2,029,406	1,050,546
Jason Hanson	—	—	—	—

(1)	This table includes estimated amounts payable assuming each Named Executive Officer’s employment were terminated on December 31, 2012 as a result of the Named Executive Officer’s disability.

(2)

The amounts shown in this column represent the product of (i) the number of unvested shares underlying the stock options held by the Named Executive Officer at December 31, 2012 which would vest pursuant to the terms of the individual employment agreements or award agreements, multiplied by (ii) an amount equal to the share price on December 31, 2012, which was $59.77, less the option price.

(3)

The amounts shown in this column represent the product of (i) the number of unvested shares subject to performance RSUs, matching RSUs and RSUs, held by the Named Executive Officer, as applicable, at December 31, 2012 which would be accelerated pursuant to the terms of the individual employment agreements or award agreements, multiplied by (ii) the share price on December 31, 2012, which was $59.77

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Ronald H. Farmer	11,799	437,565	(2)	—	—	—	—	449,364
Robert A. Ingram	185,667	393,057		—	—	—	—	578,724
Theo Melas-Kyriazi	—	479,675	(2)	—	—	—	—	479,675
G. Mason Morfit	106,708	374,964		—	—	—	—	481,672
Dr. Laurence E. Paul	97,806	374,964		—	—	—	—	472,770
J. Michael Pearson	—	—		—	—	—	—	—
Robert N. Power	104,208	374,964		—	—	—	—	479,172
Norma A. Provencio	—	509,676	(2)	—	—	—	—	509,676
Howard B. Schiller	—	—		—	—	—	—	—
Lloyd M. Segal	45,000	419,121	(2)	—	—	—	—	464,121
Katharine B. Stevenson	100,667	374,964		—	—	—	—	475,631

(1)

This column represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for all deferred share units and RSUs granted in 2012. Fair value is calculated using the closing price of our Common Shares on the date of grant for purposes of determining the individual grant amounts as described in the narrative below. The following Directors had aggregate outstanding DSUs and/or RSUs at 2012 fiscal year-end: Mr. Farmer (14,095), Mr. Ingram (189,772), Mr. Melas-Kyriazi (182,499), Mr. Morfit (77,493), Dr. Paul (64,001), Mr. Power (43,661), Ms. Provencio (121,595), Mr. Segal (49,634) and Ms. Stevenson (15,684).

(2)	Includes restricted and/or deferred share units granted in lieu of cash for annual Board and Committee retainers.

At the direction of the full Board, the Nominating and Corporate Governance Committee evaluates the competitiveness of non-employee Directors’ compensation and makes recommendations to the full Board as appropriate. The Board can change the compensation of such Directors at any time. In making its recommendations, the Nominating and Corporate Governance Committee considers both the high level of expertise and the time commitment that Board service at the Company requires. The Nominating and Corporate Governance Committee has sole authority to retain and/or terminate compensation consultants or compensation consulting firms as the Nominating and Corporate Governance Committee may deem appropriate in recommending non-employee Director compensation.

Compensation

On May 30, 2012, the Board approved an increase of annual cash retainers to $75,000 from $60,000, which are payable in quarterly installments, and annual cash retainers for the committee chair of each committee are: $50,000 (as compared to $25,000 prior to March 6, 2012) for the Audit and Risk Committee, $20,000 for the Talent and Compensation Committee, $15,000 for the Nominating and Corporate Governance Committee, $20,000 for the Operations Committee (prior to its dissolution on May 30, 2012), $15,000 for the Special Independent Committee and $20,000 for the Finance and Transactions Committee, each payable in quarterly installments. In addition, the Board approved annual committee member retainers of $15,000 for the Audit and Risk Committee, $12,500 for the Talent and Compensation Committee, $10,000 for the Nominating and Corporate Governance Committee, $12,500 for the Operations Committee (prior to its dissolution on May 30, 2012), $10,000 for the Special Independent Committee and $12,500 for the Finance and Transactions Committee, each payable in quarterly installments. Directors are also reimbursed for their out-of-pocket expenses in attending in-person meetings. Directors are permitted to elect to receive RSUs in lieu of any of the above cash retainers. Any such RSUs so elected are deliverable at the end of a Director’s service with the Company.

In addition to the cash retainers above, effective for 2012, on the third day following each Annual Meeting of Shareholders, each non-employee Director is granted a number of RSUs with a fair market value equal to $375,000. These annual RSUs vest and are deliverable on the first anniversary of the grant date. Prior to 2012, annual RSUs were fully vested on the grant date and deliverable on or following the end of a Director’s service with the Company (“Mandatory Share Units”). Upon recommendation of the Nominating and Corporate Governance Committee, the Board determined that it was in the Company’s best interest to terminate the equity program of Mandatory Share Units and replace it with the current equity program of annual RSUs, as described above. Accordingly, all Mandatory Share Units (other than units granted prior to October 3, 2004) are scheduled to be delivered in 2013 pursuant to the plan termination rules under Code Section 409A.

Each non-employee Director is expected to hold or control Company common shares (including vested, restricted or deferred share units) having a market value at least equal to $2 million by no later than the fifth anniversary of his or her election or appointment to the Board or, for individuals who are Directors on May 30, 2012, no later than May 30, 2017.

In addition to the compensation described above, any Director serving as the Lead Director is entitled to receive an annual fee of $100,000. Also, a Director serving as the Non-Executive Chairperson is entitled to receive an annual payment of $400,000 (payable $220,000 in RSUs and $180,000 in cash). Mr. Pearson and Mr. Schiller received compensation in 2012 only in their capacity as our Chief Executive Officer and Chief Financial Officer, respectively. See “Summary Compensation Table.”

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)	(c)
Equity Compensation Plans Approved By Shareholders	14,196,116	(1)(2)	$18.97	4,073,016
Equity Compensation Plans Not Approved By Shareholders	—		—	—
Total	14,196,116		$18.97	4,073,016

(1)

Included in this amount is the maximum number of Common Shares that may be issued under each of the PSUs outstanding as of December 31, 2012. Includes securities underlying VPI awards granted prior to the Merger that were converted to Company awards in connection with the Merger. As of December 31, 2012, the weighted average remaining contractual term of outstanding options was six years.

(2)

Included in this amount is the maximum number of Common Shares that may be issued under the Valeant 2003 and Valeant 2006 Plans representing (i) 5,500,264 Common Shares issuable in respect of options and (ii) 3,517,972 Common Shares issuable in respect of RSUs granted and which remain outstanding under such plans. The weighted average exercise price on the 5,500,264 Common Shares issuable in respect of options is $7.74.

2011 Omnibus Incentive Plan Summary

The Company’s 2011 Omnibus Incentive Plan was adopted and approved by the Board and the shareholders of the Company effective as of May 16, 2011.

Awards Under The Plan

Awards under the Plan may be granted as options (including both incentive stock options and nonqualified stock options), share appreciation rights (“SARs”), share awards (including restricted shares, deferred shares and share units that may be settled either in Common Shares or cash) or cash awards. To date, however, no SARs or deferred shares have been granted under the Plan. Awards may be granted singly, in combination or in tandem as determined by the Talent and Compensation Committee, in its sole discretion. A maximum of 6,846,310 Common Shares (2.25% of the issued and outstanding Common Shares as of March 17, 2013) may be issued pursuant to the exercise of options or in connection with the vesting of share awards under the terms of the Plan.

Eligibility

Persons eligible to receive awards are employees and Directors of the Company and its subsidiaries, as well as other individuals, as determined by the Talent and Compensation Committee, who perform services for the Company or a subsidiary in the capacity of a consultant, agent or otherwise. Unless otherwise determined by the Talent and Compensation Committee, members of the Board shall generally not be eligible to receive SARs or options.

Participation Limits

Subject to adjustments made to reflect a change in the Company’s capital structure, including as a result of a stock dividend, stock split, reverse consolidation, recapitalization, reorganization or divestiture or other similar event (“capital structure adjustments”), the aggregate number of Common Shares that may be granted to any “covered employee” during a calendar year in the form of options, SARs, and/or share awards intended to qualify as “performance-based compensation” (such terms having the meanings given in Section 162(m) of the U.S. Internal revenue Code of 1986, as amended, including any rules and regulations thereunder) shall not exceed 1,000,000 shares (computed based on maximum performance).

Furthermore, (i) the number of Common Shares issuable to persons who are reporting insiders (as defined in National Instrument 55-104 — Insider Reporting Requirements and Exemptions of the Canadian Securities Administrators), at any time, under all security-based compensation arrangements of the Company, cannot exceed 10% of issued and outstanding Common Shares of the Company; and (ii) the number of Common Shares issued to such insiders, within any one year period, under all security-based compensation arrangements of the Company, cannot exceed 10% of its issued and outstanding securities.

Expiration of Options and SARs

Generally options and SARs are granted for a term determined by the Talent and Compensation Committee but not to exceed 10 years (the “Original Term”). For options granted as incentive stock options to certain participants, the Original Term shall not exceed five years. If the Original Term of an option and SAR held by a participant expires during a Company blackout period applicable to the participant which prohibits the participant from trading in Company securities, the term of such option shall be extended until the tenth Business Day following the end of the Company blackout period.

Exercise Price of Options and SARs

The exercise price per share for each option and SAR is not less than 100% of the closing price of the Common Shares on the trading day immediately preceding the date of grant.

Vesting

Awards under the Plan are subject to such vesting provisions as the Talent and Compensation Committee may determine. Options currently outstanding vest in equal installments over a period of three or four years after the date of grant or 100% on the third or fourth anniversary of the grant date. Share units generally vest 100% on the third anniversary of the date of grant.

Dividend Equivalents

The Talent and Compensation Committee may provide that share awards earn dividends or dividend equivalents in the form of additional share awards, subject to such terms, conditions, restrictions and limitations as it may establish from time to time. Notwithstanding the foregoing, dividends or dividend equivalents may not be paid with respect to any share award subject to the achievement of performance criteria, unless and until the relevant performance criteria have been satisfied. Generally, holders of share units receive dividend equivalents which are subject to vesting in line with the underlying award to which they relate.

Termination of Employment

Except as otherwise provided in a participant’s employment agreement or letter, in the event that the optionholder’s employment is terminated by reason of death, disability, termination by the Company without cause or the participant voluntarily resigns, the right to exercise such option terminates on the date that is 90 days from the participant’s termination (but in no event beyond the Original Term). Any options or share units that are unvested and do not vest on the termination date are cancelled and forfeited.

In the event that the optionholder’s employment is terminated by the Company without cause within one year following a change of control, all unvested options will vest on such termination and the optionholder will have one year following such a termination to exercise the option (but in no event beyond the Original Term). In the case of a holder of share units whose employment is terminated by the Company within one year following a change of control, a number of the holder’s share units will vest on such termination equal to the number of share units granted multiplied by a fraction, the numerator of which is the number of completed months between the date of grant and the date of termination and the denominator of which is thirty-six (36). Any remaining unvested share units which do not vest on the termination date will be cancelled and forfeited on the date of termination.

In the event that the optionholder’s employment is terminated by the Company for cause prior to the exercise of the option, the option shall terminate and expire as of the date of termination of the employment. In the case of a holder of share units whose employment is terminated by the Company for cause, all of the holder’s share units shall terminate as of the date of termination of the employment.

Nontransferability

Awards granted under the Plan, and during any period of restriction on transferability, Common Shares issued in connection with the exercise of an option, may not be sold, pledged, hypothecated, assigned, margined or otherwise transferred in any manner other than by will or the laws of descent and distribution, unless and until the shares underlying such award have been issued, and all restrictions applicable to such shares have lapsed or have been waived by the Talent and Compensation Committee. Notwithstanding the foregoing, the Talent and Compensation Committee may, in its sole discretion, permit (on such terms, conditions and limitations as it may establish) nonqualified stock options and/or shares issued in connection with an option exercise to be transferred to a member of a participant’s immediate family or to a trust or similar vehicle for the benefit of a participant’s immediate family members.

Amendment and Termination

The Plan and any award may be amended, suspended or terminated at any time by the Board, provided that no amendment shall be made without shareholder approval if such shareholder approval is required in order to comply with applicable law or the rules of the NYSE, the rules of the Toronto Stock Exchange (“TSX”), or any other securities exchange on which the Common Shares are traded or quoted. Under the Plan, the Company shall obtain shareholder approval for: (i) a reduction in the exercise price or purchase price of an award (or the cancellation and re-grant of an award resulting in a lower exercise price or purchase price), except where the reduction is made to reflect a chance in the Company’s capital structure, including as a result of a capital structure adjustment; (ii) the extension of the Original Term of an option; (iii) any amendment to remove or to exceed the participation limits described above; (iv) an increase to the maximum number of Common Shares issuable under the Plan (other than adjustments made to reflect a change in the Company’s capital structure, including as a result of a capital structure adjustment); (v) amendments to the amendment provision of the Plan other than amendments of a clerical nature; and (vi) any amendment that permits awards to be transferable or assignable other than for normal estate settlement purposes or for other purposes not involving the receipt of monetary consideration.

Without shareholder approval, the Board has the discretion to make certain amendments to the Plan, including: (i) amend the vesting provisions of an award, (ii) amend the payment provisions of an award, (iii) cancel or modify outstanding awards, (iv) waive any restrictions imposed with respect to awards or the Common Shares issued pursuant to awards, (v) make amendments to the Plan to ensure compliance with applicable securities and tax law as well as the TSX and NYSE rules, (vi) make any amendment of a clerical nature as well as any amendment clarifying any provision of the Plan, (vii) make any adjustment to reflect a change in the Company’s capital structure, including as a result of capital structure adjustments, and (viii) suspend or terminate the Plan.

Except for adjustments to awards made in connection with a change of control of the Company, no termination, suspension or amendment of the Plan or any award shall adversely affect the right of any participant with respect to any award theretofore granted, as determined by the Talent and Compensation Committee, without such participant’s written consent.

No amendments were made to the Plan in 2012.

2007 Equity Compensation Plan

The Company’s 2007 Equity Compensation Plan was adopted and approved by the Board and the shareholders of the Company effective as of May 16, 2007. The Company ceased granting new awards under the 2007 Plan upon the approval of the 2011 Omnibus Incentive Plan in 2011.

Awards Under The Plan

Awards under the 2007 Plan may be granted as options and RSUs.

Eligibility

Persons eligible to receive awards are employees and Directors, as well as “consultants” (as defined in National Instrument 45-106 — Prospectus and Registration Exemptions of the Canadian securities administrators) of the Company and its subsidiaries and affiliates.

Participation Limits

Under the current terms of the 2007 Plan:

(a) the number of Common Shares reserved for “insiders” (as defined in the TSX Company Manual) issuable, at any time, under the 2007 Plan and under any other security-based compensation arrangements, will not exceed 10% of issued and outstanding Common Shares;

(b) the number of Common Shares issued to such insiders, within any one-year period, under the 2007 Plan and under any other security-based compensation arrangements, will not exceed 10% of issued and outstanding Common Shares;

(c) the total number of options and RSUs in aggregate granted pursuant to the 2007 Plan to any one participant during any calendar year must not exceed 20% of the total number of options and RSUs in aggregate granted pursuant to the Plan during such calendar year;

(d) the number of Common Shares to be issued under the 2007 Plan to any one participant during each calendar year during the term of the 2007 Plan shall not exceed the lesser of (i) 5% of the issued and outstanding Common Shares or (ii) 7,987,450 Common Shares;

(e) the number of Common Shares reserved for issuance and issued pursuant to the 2007 Plan to any one participant at any time must not exceed 25% of the total number of Common Shares that may be issued from treasury under the Plan; and

(f) the maximum number of Common Shares issuable in respect of RSUs, that are subject to performance goals, during any calendar year, to any one participant, shall be 300,000 Common Shares (subject to any decrease pursuant to adjustments made in connection with a change in the Company’s capital structure, or an amalgamation, combination, merger or other reorganization involving the Company); provided, however, that if the performance period is less than three consecutive fiscal years, such maximum number of Common Shares above shall be determined by multiplying 300,000 by a fraction, the numerator of which is the number of days in the performance period and denominator of which is 1095.

Expiration of Options

The 2007 Plan provides for a maximum option term of 5 years. Options currently outstanding under the 2007 Plan generally expire on the fifth anniversary of the date of grant. However, if the term of an option expires during a Company blackout period applicable to the participant which prohibits the participant from trading in Company securities, the term of such option shall be extended until the tenth Business Day following the end of the Company blackout period.

Exercise Price of Options

The exercise price per share for each option or SAR is not less than 100% of the volume weighted average trading price of the Common Shares for the five trading days immediately preceding the date of grant.

Vesting

Awards under the 2007 Plan are subject to such vesting provisions as the Talent and Compensation Committee may determine. Options generally vest in equal installments over a period of three or four years following the date of grant. Restricted share units generally vest 100% on the third anniversary of the date of grant. Vesting of RSUs also may be subject to the attainment of specified performance goals.

Dividend Equivalents

RSUs earn dividend equivalents in the form of additional RSUs. Dividend equivalents vest in line with the underlying award to which they relate.

Termination of Employment or Service

Options granted under the Plan to an employee or officer option holder are forfeited upon termination of employment or term of office with the Company, except in certain cases including disability, death, retirement and termination without cause or resignation. Any options held by an option holder that are not exercisable at the date of death, disability, retirement or termination immediately expire and are cancelled on such date. Employee options that are exercisable at the date of death, disability, retirement or termination expire on the earlier of (a) the original term of the option and (b) either (i) 180 days from the date of death, disability or retirement or (ii) 60 days from the date of termination without cause or resignation. Consultant options that are exercisable at the date of death or disability of the consultant or termination of the consulting relationship expire on the earlier of (a) the original term of the option and (b) 60 days from the date of death, disability or termination. Where an employee or officer option holder’s employment or term of office is terminated for cause, or a consultant’s consulting arrangement is terminated for the consultant’s breach of the consulting arrangement, any options held by the option holder, whether or not exercisable at the termination date, immediately expire and are cancelled on such date. Notwithstanding the foregoing provisions, the Board may permit the exercise of any options held in the manner and on the terms as authorized by the Board, including the right for the Board to accelerate the vesting of options, provided that the Board may not authorize the exercise of an option beyond the expiration of the applicable exercise period.

Where an RSU holder’s employment, term of office or consulting arrangement terminates by reason of (a) in the case of an employee or officer RSU holder, voluntary resignation, or termination by the Company or one of its affiliates for cause or (b) in the case of a consultant RSU holder, voluntary termination or termination by the Company or one of its affiliates for breach of the consulting arrangement, then any RSUs that are unvested on the date of such termination or resignation will be forfeited and cancelled on the termination date. Where the RSU holder’s employment terminates due to death, disability or retirement or termination without cause, or a consultant RSU holder’s consulting arrangement is terminated by the Company or one of its affiliates other than as a result of a breach, then a pro rata portion of the holder’s RSUs will vest, based on the number of days of active service from the grant date to the date of death, disability, retirement or termination compared to the number of days from the grant date to the vesting date, and the remainder are cancelled.

In addition to the foregoing, the 2007 Plan provides that:

(a) if an option holder or RSU holder engages in a business that competes with that of the Company, or any activity that would be considered detrimental to the Company (i) prior to any exercise of an option, all options held by the option holder will terminate and expire; (ii) during the one-year period following the date an option is exercised or becomes vested, the option holder will be required to pay to the Company an amount equal to any gain realized as a result of the exercise of the option; (iii) prior to any vesting of RSUs, all RSUs held by the RSU holder will terminate and be cancelled; or (iv) during the one-year period commencing on the date one or more RSUs vest, the RSU holder will be required to pay to us an amount equal to the market price of the Common Shares and/or the cash amount received by the RSU holder, plus any other gain realized as a result of the vesting of the RSUs, issuance of the Common Shares and/or payment of the cash amount; and

(b) if an option holder or RSU holder has been employed by the Company or one of its affiliates for at least 10 consecutive years, the Plan provides that, provided that the sum of the holder’s age and the years of service with the Company, or its affiliate, equals or exceeds 70, upon the retirement, death, disability or termination (other than in the case of a termination for cause) (i) all of the unvested options held by such holder will immediately vest and become exercisable, (ii) all such vested options shall expire on the earlier of (A) the expiration of the term of such options, and (B) one year following the retirement, death, disability or termination with us, and (iii) all unvested RSUs held by such holder will immediately vest (other than for RSU holders who are subject to U.S. taxation, in which case the Plan provides for special vesting rules).

On a change in control, the Board may, without the consent of any participant, take such steps as are necessary or desirable to cause the conversion or exchange of outstanding options or RSUs into or for cash or options, units, rights or other securities of substantially equivalent value in any entity participating in or resulting from the change in control. Alternatively, the Board may accelerate the vesting of any or all outstanding options or RSUs so that they are exercisable conditional upon or prior to the completion of the change in control.

Nontransferability

No assignment or transfer of options or RSUs, whether voluntary, involuntary, by operation of law or otherwise, vests any interest or right in any assignee or transferee and immediately upon any assignment or transfer, or any attempt to make the same, such options or RSUs will terminate and be of no further force or effect.

Notwithstanding the foregoing, the Talent and Compensation Committee may, in its sole discretion, permit (on such terms, conditions and limitations as it may establish) nonqualified stock options and/or shares issued in connection with an option exercise to be transferred to a member of a participant’s immediate family or to a trust or similar vehicle for the benefit of a participant’s immediate family members.

Amendment and Termination

The Board may, without notice, at any time or from time to time for any purpose whatsoever, amend, suspend, discontinue or terminate this 2007 Plan or any award granted under this 2007 Plan.

No amendment shall be made without shareholder approval if such shareholder approval is required in order to comply with applicable law or the rules of the NYSE, the rules of the TSX, or any other securities exchange on which the Common Shares are traded or quoted. Under the 2007 Plan, the Company shall obtain shareholder approval for any amendment (i) to increase the number of Common Shares reserved for issuance under the 2007 Plan; (ii) that would reduce the exercise price of an option (including a cancellation and reissue of an option constituting a reduction of the exercise price); (iii) to extend the term of an outstanding option beyond the originally scheduled expiry date for that option; (iv) to the eligible participants under the 2007 Plan that would permit the introduction or reintroduction of non-employee directors to participate under the 2007 Plan on a discretionary basis; (v) that would alter the transferability or assignability of options or RSUs; and (vi) to provide for other types of compensation through equity issuance, in each case unless the change results from an adjustment made in connection with a change in the Company’s capital structure, or an amalgamation, combination, merger or other reorganization involving the Company.

Without shareholder approval, the Board has the discretion to make certain amendments to the 2007 Plan, including: (i) amend the vesting provisions of an award, (ii) amend the payment provisions of an award, (iii) cancel or modify outstanding awards, (iv) waive any restrictions imposed with respect to awards or the Common Shares issued pursuant to awards, (v) make amendments to the 2007 Plan to ensure compliance with applicable securities and tax law as well as the TSX and NYSE rules, (vi) make any amendment of a clerical nature, as well as any amendment clarifying any provision of the 2007 Plan, (vii) make any adjustment to reflect a change in the Company’s capital structure, including as a result of capital structure adjustments, and (viii) suspend or terminate the 2007 Plan.

Except for adjustments to awards made in connection with a change of control of the Company, no termination, suspension or amendment of the 2007 Plan or any award shall adversely affect the right of any participant with respect to any award theretofore granted, as determined by the Talent and Compensation Committee, without such participant’s written consent.

No amendments were made to the 2007 Plan in 2012.

Option and RSU Plans

As of March 17, 2013, 7,062,862 Common Shares (2.32% of the issued and outstanding Common Shares) had been issued upon the exercise of options granted under the 2003 Plan and 165,080 (less than 1% of the issued and outstanding Common Shares) had been issued in connection with the vesting of RSUs granted under the 2003 Plan. As of March 17, 2012, a total of 5,553,125 Common Shares (2.38% of the issued and outstanding Common Shares) remained reserved for issuance under the 2003 Plan, representing (i) 5,462,411 Common Shares (1.8% of the issued and outstanding Common Shares) issuable in respect of options and (ii) 90,714 (less than 1% of the issued and outstanding Common Shares) issuable in respect of RSUs granted and which remain outstanding under such plan. As of March 17, 2013, 47,046 (less than 1% of the issued and outstanding Common Shares) had been issued upon the exercise of options granted under the Valeant 2006 Plan and 1,627,366 (less than 1% of the issued and outstanding Common Shares) had been issued in connection with the vesting of RSUs granted under the 2007 Plan. As of March 17, 2013, a total of 1,674,412 Common Shares (less than 1% of the issued and outstanding Common Shares) remained reserved for issuance under the Valeant 2006 Plan, representing (i) 37,953 Common Shares (less than 1% of the issued and outstanding Common Shares) issuable in respect of options and (ii) 1,627,366 (less than 1% of the issued and outstanding Common Shares) issuable in respect of RSUs granted and which remain outstanding under such plan.

As of March 17, 2013, 3,617,488 (1.19% of the issued and outstanding Common Shares) had been issued upon the exercise of options granted under the 2007 Plan (including under the 2006 Option Plan) and 2,786,462 (less than 1% of the issued and outstanding Common Shares) had been issued in connection with the vesting of RSUs granted under the 2007 Plan. As of March 17, 2013, a total of 1,739,280 Common Shares (less than 1% of the issued and outstanding Common Shares) remained reserved for issuance under the 2007 Plan, representing (i) 812,331 Common Shares (less than 1% of the issued and outstanding Common Shares) issuable in respect of options and (ii) 926,949 (less than 1% of the issued and outstanding Common Shares) issuable in respect of RSUs granted and which remain outstanding under such plan. The Company ceased granting new awards under the 2007 Plan upon the approval of the 2011 Omnibus Incentive Plan in 2011.

As of March 17, 2013, 11,612 (less than 1% of the issued and outstanding Common Shares) had been issued upon the exercise of options granted under the 2011 Plan and 129,093 (less than 1% of the issued and outstanding Common Shares) had been issued in connection with the vesting of RSUs granted under the 2011

Plan. As of March 17, 2013, a total of 2,689,568 Common Shares (less than 1% of the issued and outstanding Common Shares) remained reserved for issuance under the 2011 Plan, representing (i) 1,544,293 Common Shares (less than 1% of the issued and outstanding Common Shares) issuable in respect of options and (ii) 1,145,275 (less than 1% of the issued and outstanding Common Shares) issuable in respect of RSUs granted and which remain outstanding under such plan.

AUDIT COMMITTEE REPORT

The Report of the Audit and Risk Committee of the Board shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit and Risk Committee, comprised of independent Directors, is delegated by the Board to monitor the integrity of our financial statements, the auditors’ qualifications and independence, the performance of the auditors and our internal auditors, and the Company’s compliance with legal and regulatory requirements.

Management has primary responsibility for our financial statements and the overall reporting process as well as establishing and maintaining our internal controls. PricewaterhouseCoopers LLP (United States), our auditors for fiscal year ended December 31, 2012, had the responsibility for expressing an opinion as to whether the audited financial statements have been prepared in accordance with generally accepted accounting principles in the United States in all material respects and on the effectiveness of our internal controls over financial reporting.

The Audit and Risk Committee met with management and the auditors to review and discuss the audited financial statements for the year ended December 31, 2012, as well as management’s assessment of the effectiveness of our internal controls over financial reporting and the auditor’s assessment of our internal controls over financial reporting. The auditors, as well as the internal auditors, had full access to the Audit and Risk Committee, including regular meetings without management present.

The Audit and Risk Committee received from and discussed with the auditors the written report and the letter from the auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the auditor’s communication with the Audit and Risk Committee concerning independence and has discussed with the auditor its independence. Additionally, the committee discussed with the auditors the matters required by the Codification of Statements on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit and Risk Committee acts only in an oversight capacity and must rely on the information provided to it and on the representations made by management and the auditors. Based on the aforementioned reviews and discussions, and the report of the auditors, the Audit and Risk Committee recommended to the Board that the audited financial statements for the year ended December 31, 2012, be included in the Company’s Annual Report filed with the SEC.

Audit and Risk Committee

Norma A. Provencio, Chairperson

Theo Melas-Kyriazi

Katharine B. Stevenson

CERTAIN TRANSACTIONS

Certain Related-Party Transactions

As described above, the Board has adopted a code of business conduct and ethics for our Directors, officers and employees entitled the Standards of Business Conduct that sets out the Board’s expectations for the conduct of such persons in their dealings on behalf of the Company. Our conflict of interest policy is set forth in our Standards of Business Conduct and requires that Directors, officers and employees avoid situations in which they have a potential or actual conflict of interest with the Company. Directors, officers or employees involved in any of the types of relationships described in our conflict of interest policy are required to immediately and fully disclose the relevant circumstances to their immediate supervisors, in the case of officers or employees, or to the Audit and Risk Committee, in the case of Directors. The Audit and Risk Committee reviews transactions or proposed transactions in which an executive officer has an interest that conflicts with the Company’s interests and makes recommendations to the Board regarding any such transaction. The Audit and Risk Committee also conducts such reviews in cases where the conflict, or potential conflict, involves a member of the Board. Our conflict of interest policy states that the following are types of outside activities that can create conflicts:

•

Ownership by a Director or employee or any member of the Director’s or employee’s family of a substantial interest in any concern that does business with the Company, whether as a supplier, dealer or customer, or are a competitor (except in the case of a publicly owned corporation whose securities are traded on the open market).

•

Serving as a director, officer, employee, consultant, advisor, or in any other capacity for any business or other organization with which the Company currently (or potentially) has a business relationship or which is, or can expect to become, a competitor of the Company.

•

Engaging in an outside activity with an individual, business or organization which currently (or potentially) has a competitive or business relationship with the Company where such activity is likely to decrease the impartiality, judgment, effectiveness or productivity expected from an employee.

•	Performance by a Director or employee or a member of the Director’s or employee’s family of services for any outside concern or individual that does business with the Company.

•	Outside employment which conflicts or might be reasonably expected to conflict with the normal duties of the Director or employee.

Since January 1, 2012, the Company was involved in the following related-party transactions each of which has been approved or ratified by the Audit and Risk Committee:

J. Michael Pearson’s brother-in-law, Robert Brabandt, Director of Corporate Procurement/ Real Estate, has been employed by the Company since September 2010. In 2012, Mr. Brabandt received $231,250 which included his salary, bonus and life insurance.

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board is committed to excellence in governance. At our 2011 Annual Shareholders Meeting, our Board recommended and shareholders approved, in a non-binding advisory vote, that a non-binding advisory vote on executive compensation be held every year. The Board determined that our shareholders should vote on a say-on-pay proposal every year, consistent with the preference expressed by our shareholders at the 2011 Annual Meeting. Proposal No. 2 provides the Company’s shareholders with an opportunity to provide an advisory vote related to compensation of the Company’s Named Executive Officers.

The Company has a “pay-for-performance” philosophy that forms the foundation of all decisions regarding compensation of the Company’s Named Executive Officers. This compensation philosophy and the program structure approved by the Talent and Compensation Committee are central to the Company’s ability to attract, retain and motivate individuals who can achieve superior shareholder returns. This approach, which has been used consistently over the years, has resulted in the Company’s ability to attract and retain the executive talent necessary to guide the Company during a period of tremendous growth and transformation. Please refer to “Executive Compensation — Compensation Discussion and Analysis — Executive Summary” for an overview of the compensation of the Company’s Named Executive Officers.

Pursuant to Schedule 14A of the Exchange Act, we are asking for shareholder approval, in an advisory resolution, of the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with SEC rules, which disclosure includes the disclosure under “Executive Compensation — Compensation Discussion and Analysis,” the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the executive compensation policies and practices described in this Proxy Statement. This advisory vote gives you as a shareholder the opportunity to endorse or not endorse the compensation of our Named Executive Officers through the following resolution:

Resolved, that the shareholders approve, in an advisory resolution, the compensation paid to the Named Executive Officers, as disclosed in the Compensation Discussion and Analysis section and compensation tables, as well as the other narrative executive compensation disclosures, contained in this Proxy Statement.

This vote is advisory and therefore not binding on the Company, the Talent and Compensation Committee of the Board, or the Board. The Board and the Talent and Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, we will consider those shareholders’ concerns, and the Talent and Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Board recommends that the shareholders vote FOR Proposal No. 2.

PROPOSAL NO. 3

APPOINTMENT OF AUDITORS

The Audit and Risk Committee recommended to the Board that PwC U.S. be put before the shareholders at the Meeting for appointment as our auditors to serve until the close of the 2014 Annual Meeting of Shareholders. The Board has accepted and endorsed this recommendation.

PwC Canada audited the Company’s historical financial statements for fiscal year ended December 31, 2011. On April 4, 2012, we notified PwC Canada that the Company’s Audit and Risk Committee had determined to recommend to the Company’s Board that, at the 2012 annual meeting of shareholders, shareholders appoint PwC U.S. as the Company’s auditors for the year ending December 31, 2012. At the 2012 annual meeting of shareholders, shareholders appointed PwC U.S. as the Company’s auditors for the year ending December 31, 2012.

The report of PwC U.S. on the consolidated financial statements of the Company for the fiscal year ended December 31, 2012 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the year ended December 31, 2012 and in the subsequent interim period through the date hereof, (i) there were no disagreements with PwC U.S. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to PwC U.S.’s satisfaction, would have caused PwC U.S. to make reference to the subject matter of the disagreement in connection with this report, and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The report of PwC Canada on the consolidated financial statements of the Company for the fiscal year ended December 31, 2011 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the year ended December 31, 2011 and in the subsequent interim period through the 2012 annual meeting of shareholders, (i) there were no disagreements with PwC Canada on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to PwC Canada’s satisfaction, would have caused PwC Canada to make reference to the subject matter of the disagreement in connection with this report, and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

Under the Canada Business Corporations Act (“CBCA”), at each annual meeting of shareholders, shareholders of a corporation appoint, by a majority of votes cast in respect of that proposal, an auditor to hold office until the close of the next Annual Meeting. Notwithstanding the foregoing, if an auditor is not appointed at a meeting of shareholders, the incumbent auditor continues in office until a successor is appointed. PwC U.S. currently serves as auditor of the Company and, therefore, shall continue to serve as the Company’s auditor in the event that this proposal is not adopted by the shareholders.

Representatives of PwC U.S. will be present at the Meeting and will have an opportunity to make a statement if desired. Further, the representatives will be available to respond to appropriate shareholder questions directed to him or her.

A simple majority of votes cast at the Meeting, whether in person, or by proxy or otherwise, will be required to appoint PwC U.S. You may either vote “For” the appointment of PwC U.S. or “Withhold” your vote with respect such appointment. If you vote “For” the appointment of PwC U.S., your Common Shares will be voted accordingly. If you select “Withhold” with respect to the appointment of PwC U.S., your vote will not be counted as a vote cast for the purposes of appointing PwC U.S.

As a shareholder of the Company, you are invited to vote with respect to the appointment of PwC U.S. as the auditors for the Company to hold office until the close of the 2014 Annual Meeting of Shareholders and to authorize the Board to fix the auditors’ remuneration through the following resolution:

Resolved that the shareholders hereby appoint PwC U.S. as auditors for the Company to hold office until the close of the 2014 Annual Meeting of Shareholders and the Board of Directors of the Company is hereby authorized to fix the auditors’ remuneration.

The Board recommends that the shareholders vote FOR Proposal No. 3.

AUDITOR FEES

For fiscal year ended December 31, 2011, PwC Canada was our appointed auditor, and for fiscal year ended December 31, 2012, PwC U.S. was our appointed auditor. Principal Auditor fee includes fees paid to PwC U.S. and affiliated PwC network firms through the world, including PwC Canada. The table below summarizes the fees (expressed in thousands of U.S. dollars) paid by the Company and its consolidated subsidiaries to PwC during 2011 and 2012.

	2011		2012
Audit Fees	$5,356	78%	$7,794	86%
Audit-Related Fees(1)	130	2%	109	1%
Tax Fees(2)	2,330	29%	1,178	13%
All Other Fees	57	1%	2	*

Total	$7,873	100%	$9,083	100%

Notes:

*	Less than one percent.

(1)

Audit-related services are generally related to audits of financial statements prepared for the purposes of the completed disposal of certain foreign entities, employee benefit plan audits and assignments relating to due diligence investigations and procedures.

(2)	Tax services are professional services rendered by our auditors for tax compliance, tax consulting associated with international transfer prices and employee tax services.

Audit Fees

The aggregate fees billed for professional services rendered by PwC for the fiscal years ended December 31, 2011 and December 31, 2012 for the audit of our consolidated annual financial statements and the reviews of the financial statements included in our Forms 10-Q, the audits of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects, or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements in 2011 and 2012, were approximately $5.4 million and $7.8 million, respectively.

Audit-Related Fees

The Audit and Risk Committee believes that the provision of the non-audit services referenced above is compatible with maintaining PwC U.S.’s independence.

Audit-related services are generally related to audits of financial statements prepared for the purposes of the completed disposal of certain foreign entities, employee benefit plan audits and assignments relating to due diligence investigations and procedures.

The aggregate fees billed for assurance and related services rendered by PwC during the fiscal year ended December 31, 2011 that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not included in “Audit Fees” above were approximately $0.1 million. The aggregate fees billed by PwC during the fiscal year ended December 31, 2012 for these audit-related services were approximately $0.1 million.

Tax Fees

Tax services are professional services rendered by our auditors for tax compliance, tax advice and tax transfer pricing advisory services. The aggregate fees billed for tax services rendered by PwC during the fiscal years ended December 31, 2011 and December 31, 2012 were approximately $2.3 million and $1.2 million, respectively.

All Other Fees

There were insignificant amounts paid for miscellaneous permissible products and services other than as reported above to PwC during the fiscal years ended December 31, 2011 and December 31, 2012. PwC did not provide any financial information systems design or implementation services to the Company during 2012.

All fees described above were either approved by the Audit and Risk Committee of our Board or incurred in accordance with the pre-approval policy adopted by the Audit and Risk Committee.

Audit and Risk Committee’s Pre-Approval of Non-Audit Services

The Audit and Risk Committee chooses and appoints (through nomination to the Company’s shareholders) the Company’s auditors to audit our financial statements. The Audit and Risk Committee pre-approves non-audit services that may be provided to the Company and its subsidiaries by its auditors. The Audit and Risk Committee is not permitted to approve any engagement of the Company’s auditors if the services to be performed either fall into a category of services that are not permitted by applicable law or the services would be inconsistent with maintaining the auditors’ independence.

PROPOSAL NO. 4

CONTINUANCE OF THE COMPANY

UNDER THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

BACKGROUND

The Company is currently incorporated under the CBCA. The Board proposes to continue the Company into British Columbia under the BCBCA (the “Continuance”). At the Meeting, shareholders will be asked to consider and, if thought advisable, approve with or without variation the Continuance Proposal to approve the Continuance.

The BCBCA is a more recent statute than the CBCA and is more modern and provides more flexibility than the CBCA does. In particular, the BCBCA, unlike the CBCA, does not require that at least 25% of the directors be ordinarily resident in Canada. The Company conducts business on an international basis with manufacturing sites in Canada, Brazil, Poland and Mexico and sales focused not only in North America, but also Central and Eastern Europe, Mexico, Brazil, South East Asia, South Africa and Australasia and needs flexibility to recruit directors who can contribute to its growth and development, wherever such persons may reside. Continuance under the BCBCA will also provide some added flexibility with respect to corporate transactions.

Continuance Process

In order to effect the Continuance:

(a)

The Company must obtain the approval of its shareholders to the Continuance by way of the Continuance Proposal, being a special resolution to be passed by not less than two-thirds of the votes cast at the Meeting in person or by proxy (“Special Resolution”);

(b)

The Company must make a written application to the Director under the CBCA for consent to continue under the BCBCA, such written application to establish to the satisfaction of the Director that the proposed Continuance will not adversely affect the Company’s creditors or shareholders;

(c)

Once the Continuance Proposal is passed and the Company has obtained the consent of the Director under the CBCA, the Company must file a Continuation Application and the consent of the Director under the CBCA, along with prescribed documents under the BCBCA, with the Registrar of Companies under the BCBCA to obtain a Certificate of Continuation;

(d)

On the date shown on the Certificate of Continuation issued by the British Columbia Registrar of Companies, the Company will become a company registered under the laws of the Province of British Columbia as if it had been incorporated under the laws of the Province of British Columbia; and

(e)	The Company must then file a copy of the Certificate of Continuation with the Director under the CBCA and receive a Certificate of Discontinuance under the CBCA.

Effect of Continuance

Upon the Continuance, the CBCA will cease to apply to the Company and the Company will thereupon become subject to the BCBCA, as if it had been originally incorporated as a British Columbia company. The Continuance will not create a new legal entity, affect the continuity of the Company or result in a change in its business. The persons elected as directors by the shareholders at the Meeting will continue to constitute the Board upon the Continuance becoming effective.

The BCBCA provides that when a foreign corporation continues under such legislation:

(a)	the property, rights and interests of the foreign corporation continue to be the property, rights and interests of the company;

(b)	the company continues to be liable for the obligations of the foreign corporation;

(c)	an existing cause of action, claim or liability to prosecution is unaffected;

(d)	a legal proceeding being prosecuted or pending by or against the foreign corporation may be prosecuted or its prosecution may be continued, as the case may be, by or against the company; and

(e)	a conviction against, or a ruling, order or judgment in favour of or against, the foreign corporation may be enforced by or against the company.

The Continuance will not will affect the Company’s status as a listed company on the TSX and the NYSE, as a reporting issuer under the securities legislation of any jurisdiction in Canada or as a registrant under the securities legislation in the United States, and the Company will remain subject to the requirements of such legislation.

As of the effective date of the Continuation, the Company’s current constating documents — its Articles and By-laws under the CBCA — will be replaced with a Notice of Articles and Articles under the BCBCA, the legal domicile of the Company will be the Province of British Columbia and the Company will no longer be subject to the provisions of the CBCA.

A copy of the proposed Articles under the BCBCA are attached to this Proxy Statement as Appendix 1.

Comparison of CBCA and BCBCA

Upon the Continuance, the Company would be governed by the BCBCA. Although the rights and privileges of shareholders under the CBCA are in many instances comparable to those under the BCBCA, there are several notable differences and shareholders are advised to review the information contained in this Proxy Statement and to consult with their professional advisors.

In general terms, the BCBCA provides to shareholders substantively the same rights as are available to shareholders under the CBCA, including rights of dissent and appraisal and rights to bring derivative actions and oppression actions. There are, however, important differences concerning the qualifications of directors, location of shareholder meetings and certain shareholder remedies. The following is a summary comparison of certain provisions of the BCBCA and the CBCA. This summary is not intended to be exhaustive and is qualified in its entirety by the full provisions of the CBCA and BCBCA, as applicable.

Board of Directors

The BCBCA provides that a reporting company must have a minimum of three directors but does not impose any residency requirements on the directors. Under the CBCA, at least one-quarter of the directors must be resident Canadians. However, if a corporation has less than four directors, at least one director must be a resident Canadian. Subject to certain exceptions, generally an individual has to be ordinarily resident in Canada to be considered a resident Canadian under the CBCA.

Under the BCBCA, a director may be removed by shareholders by Special Resolution unless the articles provide for a lower approval level, while under the CBCA directors may be removed by an ordinary resolution of shareholders. In accordance with the CBCA, under the Company’s current By-laws, directors of the Company may be removed by an ordinary resolution of the shareholders at a special meeting of the shareholders. Under the proposed Articles, the removal of directors by the shareholders will require a Special Resolution, not an ordinary resolution.

Charter Documents

The form of the charter documents for a BCBCA company is quite different from the form for a CBCA corporation.

Under the CBCA, the charter documents consist of: (i) articles, which set forth, among other things, the name of the corporation, the province in which the corporation’s registered office is to be located, the authorized share capital including any rights, privileges, restrictions and conditions thereon, whether there are any restrictions on the transfer of shares of the corporation, the number of directors (or the minimum and maximum number of directors), any restrictions on the business that the corporation may carry on and other provisions such as the ability of the directors to appoint additional directors between annual meetings, and (ii) the by-laws, which govern the management of the corporation. The articles are filed with Corporations Canada and the by-laws are filed only at the registered office.

Under the BCBCA, the charter documents consist of (i) a “notice of articles”, which sets forth the name of the company, the company’s registered and records office, the names and addresses of the directors of the company and the amount and type of authorized capital, and (ii) “articles” which govern the management of a company and set out any special rights or restrictions attached to shares. The notice of articles is filed with the Registrar of Companies and the articles are filed only with a company’s registered and records office.

A copy of the proposed Articles under the BCBCA are attached to this Proxy Statement as Appendix 1. A brief description of the material differences between the Company’s current By-laws and the proposed Articles is set out under “Comparison of New Articles to Current By-Laws” below.

Changes to Charter Documents

The CBCA requires shareholder approval by Special Resolution to change the name of the corporation, whereas under the BCBCA the board of directors may approve a change of name. The BCBCA permits changes to be made to the constating documents with shareholder approval by ordinary resolution, unless a higher threshold is specified in the articles. The proposed Articles of the Company generally do not specify a higher threshold. Under the CBCA, changes to the articles generally require approval by shareholders by Special Resolution while changes to the by-laws require shareholder approval by ordinary resolution, unless a higher threshold is specified in the by-laws. However, the BCBCA is slightly less flexible with respect to the timing for adopting changes to the constating documents. Changes to the articles of a BCBCA company require approval by shareholders in order to become effective. The board of directors of a CBCA corporation, however, may amend the by-laws of the corporation with immediate effect, subject to the amendment ceasing to have effect if it is not approved by shareholders at the next shareholder meeting.

Shareholder Proposals and Shareholder Requisitions

Both statutes provide for shareholder proposals. Under the CBCA, a record or non-record shareholder may submit a proposal, although the record or non-record shareholder must either: (i) have owned for six months not less than 1% of the total number of voting shares or voting shares with a fair market value of at least C$2,000, or (ii) have the support of persons who, in the aggregate, have owned for six months not less than 1% of the total number of voting shares or voting shares with a fair market value of at least C$2,000. Under the BCBCA, in order for one or more record or non-record shareholders to be entitled to submit a proposal, they must have held voting shares for an uninterrupted period of at least two years before the date the proposal is signed by the shareholders and must own not less than 1% of the total number of voting shares or voting shares with a fair market value in excess of C$2,000.

Both statutes provide that one or more record shareholders holding more than 5% of the outstanding voting equity may requisition a meeting of shareholders, and permit the requisitioning record shareholder to call the meeting where the board of directors of the company does not do so within the 21 days following the company’s receipt of the shareholder meeting requisition. However, the BCBCA, unlike the CBCA, specifies that the requisitioned shareholder meeting must be held within not more than four months after the date the company received the requisition. The CBCA does not specify such an outside limit.

Comparison of Rights of Dissent and Appraisal

The BCBCA provides that shareholders who dissent to certain actions being taken by a company may exercise a right of dissent and require the company to purchase the shares held by such shareholder at the fair value of such shares. The dissent right is available to shareholders, whether or not their shares carry the right to vote, where the company proposes:

(a)	to alter the articles to alter restrictions on the powers of the company or on the business it is permitted to carry on;

(b)	to adopt an amalgamation agreement;

(c)	to approve an amalgamation into a foreign jurisdiction;

(d)	to approve an arrangement, the terms of which arrangement permit dissent or where the right of dissent is given pursuant to a court order;

(e)	to authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking;

(f)	to authorize the continuation of the company into a jurisdiction other than British Columbia;

(g)	to approve any other resolution, if dissent is authorized by the resolution; or

(h)	a matter to which dissent rights are permitted by court order.

The CBCA contains a similar dissent remedy. However, the procedure for exercising this remedy under the CBCA is different than that contained in the BCBCA. The dissent provisions of the CBCA are described in section “Rights of Dissenting Shareholders”, below, and set forth in Appendix 2 to this Proxy Statement. Under the BCBCA the dissenting shareholder must generally send notice of dissent prior to the resolution being passed.

Oppression Remedies

Under the BCBCA, a shareholder of a company has the right to apply to court on the grounds that:

(i)

the affairs of the company are being or have been conducted, or that the powers of the directors are being or have been exercised, in a manner oppressive to one or more of the shareholders, including the applicant, or

(ii)

some act of the company has been done or is threatened, or that some resolution of the shareholders or of the shareholders holding shares of a class or series of shares has been passed or is proposed, that is unfairly prejudicial to one or more of the shareholders, including the applicant.

On such an application, the court can grant a variety of remedies, ranging from an order restraining the conduct complained of to an order requiring the company to repurchase the shareholder’s shares or an order liquidating the company.

The CBCA also includes an oppression remedy which is very similar. However, the CBCA will only allow a court to grant relief if the effect actually exists, while the BCBCA will allow a court to grant relief where a prejudicial effect to the shareholder is merely threatened. In addition, under the BCBCA non-shareholders require the leave of a court in order to bring an oppression claim.

Shareholder Derivative Actions

Under the BCBCA, a record shareholder, non-record shareholder or director of a company may, with judicial leave, bring an action in the name and on behalf of the company to enforce a right, duty or obligation owed to the company that could be enforced by the company itself or to obtain damages for any breach of such right, duty or obligation. There is a similar right of a shareholder or director, with leave of the court, and in the name and on behalf of the company, to defend an action brought against the company. The court will grant leave under the BCBCA for an application to commence a derivative action if

(i)	the complainant has made reasonable efforts to cause the directors of the company to prosecute or defend the legal proceeding;

(ii)	notice of the application for leave has been given to the company and to any other person the court may order;

(iii)	the complainant is acting in good faith; and

(iv)	it appears to the court that it is in the best interests of the company for the legal proceeding to be prosecuted or defended.

The CBCA extends the right to a broader group of complainants as it affords the right to a record shareholder, former record shareholder, non-record shareholder, former non-record shareholder, director, former director, officer and a former officer of a corporation or any of its affiliates, and any person who, in the discretion of the court, is a proper person to make an application to court to bring a derivative action. In addition, the CBCA permits derivative actions to be commenced in the name and on behalf of not only the corporation, but also any of its subsidiaries. No leave may be granted under the CBCA unless the court is satisfied that:

(i)

the complainant has given at least fourteen days’ notice to the directors of the corporation or its subsidiary of the complainant’s intention to apply to the court if the directors of the corporation or its subsidiary do not bring, diligently prosecute, defend or discontinue the action;

(ii)	the complainant is acting in good faith; and

(iii)	it appears to be in the interests of the corporation or its subsidiary that the action be brought, prosecuted, defended or discontinued.

Place of Meetings

Subject to certain exceptions, the CBCA provides that meetings of shareholders shall be held at the place within Canada provided in the by-laws or, in the absence of such provision, at the place within Canada that the directors determine. A meeting may be held outside Canada if the place is specified in the articles or all the shareholders entitled to vote at the meeting agree that the meeting is to be held at that place. Under the BCBCA, general meetings of shareholders are to be held in British Columbia, or may be held at a location outside of British Columbia if: (i) the location is provided for in the articles, (ii) the articles do not restrict the company from approving a location outside of British Columbia and the location is approved by the resolution required by the articles for that purpose, or if no resolution is required for that purpose by the articles, is approved by ordinary resolution, or (iii) the location is approved in writing by the Registrar of Companies before the meeting is held.

Flexibility in Structuring Transactions

The BCBCA provides greater flexibility to implement certain transactions than the CBCA does. Unlike the CBCA, the BCBCA permits a subsidiary to hold shares of its parent. The BCBCA also permits a corporate group to implement horizontal short-form amalgamations even though all the shares of the amalgamating companies are not held by the same company within the group and permits a company to amalgamate with a foreign corporation to form a British Columbia company, if permitted by the foreign jurisdiction.

Constitutional Jurisdiction

Other significant differences in the statutes arise from the differences in the constitutional jurisdiction of the federal and provincial governments. For example, a CBCA corporation has the capacity to carry on business throughout Canada as of right. Similarly, under the BCBCA the registered office must be situated in British Columbia, whereas under the CBCA, the registered office of the corporation must be situated in the province specified in its articles. A BCBCA company is only allowed to carry on business in another province where that other province allows it to register to do so. A CBCA corporation is subject to provincial laws of general application, but a province cannot pass laws directed specifically at restricting a CBCA corporation’s ability to carry on business in that province. If another province so chooses, however, it can restrict a BCBCA company’s ability to carry on business within that province. Also, a CBCA corporation will not have to change its name if it wants to do business in a province where there is already a corporation with a similar name, whereas a BCBCA company may not be allowed to use its name in that other province. The Company does not expect that the Continuance will affect the continuity of the Company or result in a change in its business.

Comparison of New Articles to Current By-Laws

Upon the Continuance, the Company’s By-laws will be repealed and new Articles in the form set forth in Appendix 1 to this Proxy Statement will be adopted. There are many differences between the form of the current By-laws and the proposed Articles. A number of these changes reflect the increased flexibility afforded to companies under the BCBCA as compared with those governed by the CBCA. In certain cases, provisions contained in the Company’s current By-laws which deal with matters which will, following the Continuance, be dealt with in the BCBCA or applicable securities legislation, rules and policies, will not be contained in the new Articles. As well, certain provisions in the Company’s current By-laws that reflect the provisions of the CBCA will be retained in the new Articles but will be altered as required to reflect the provisions of the BCBCA. The following is a summary comparison of certain provisions of the Company’s current By-laws and the proposed new Articles. This summary is not intended to be exhaustive and is qualified in its entirety by the full provisions of the current By-laws and proposed new Articles, as applicable.

1.	Advance notice of nomination of Directors

The Company proposes to adopt an advance notice requirement for director nominations. The new requirements will provide shareholders with a reasonable process for nominating directors for consideration for election at the meeting. The purpose of this new advance notice requirement is to: (i) inform the Company of nominees for election at a shareholder meeting proposed by a shareholder sufficiently in advance of such meeting; (ii) provide an opportunity to inform all shareholders of any potential proxy contest and proposed director nominees sufficiently in advance of the meeting; and (iii) enable the Board to make informed recommendations or present alternatives to shareholders.

The Articles would provide that shareholders seeking to nominate candidates for election as directors must provide timely notice in writing to the Company’s secretary by personal delivery or facsimile transmission at the number shown on the Company’s issuer profile on SEDAR at www.sedar.com.

To be timely, a shareholder’s notice must be received by the Company: (i) in the case of an annual general meeting, not later than the close of business on the 50th day before the meeting date or, if the first public announcement of the date of such meeting is less than 50 days prior to the meeting date, the close of business on the 10th day following the day on which public announcement of the date of such annual general meeting was first made by the Company; and (ii) in the case of a special meeting called for the purpose of electing directors, not later than the close of business on the 15th day following the day on which public announcement of the date of the special meeting is first made by the Company. The Articles would also prescribe the proper written form for a shareholder’s notice as well as additional requirements in connection with nominations. Shareholders who failed to comply with the advance notice requirements would not be entitled to make nominations for directors at the annual general or special meeting of shareholders.

2.	Directors authority to set auditor’s remuneration

Under the CBCA, remuneration payable to the auditors is fixed by the board, unless fixed by shareholders by ordinary resolution. The Company’s practice has been for the Board to fix the remuneration payable to the auditors. In order to continue that practice under the BCBCA, the Articles need to specify that the directors are authorized to set the remuneration paid to the auditors of the Company.

3.	Shareholder meeting matters

Various provisions of the Articles are aimed at providing additional clarity regarding the conduct of shareholder meetings, including (i) confirming that access to ballots and proxies voted at the shareholder meeting will be provided as soon as reasonably practicable after the meeting, (ii) confirming the authority of the chair of the shareholder meeting and the Board to waive the time by which proxies must be deposited with the Company or its agent in respect of a shareholder meeting, (iii) revising authority for determining which persons, in addition to shareholders, proxy holders, directors and the auditors, may attend shareholder meetings, (iv) revising authority for adjourning a shareholder meeting due to lack of quorum, (v) clarifying that the chair of the meeting has authority to determine certain disputes in good faith and (vi) clarifying that both the chair of the meeting and the Board have the authority to require evidence of ownership of shares and authority to vote at a shareholder meeting.

4.	Requirements for Special Resolutions

The CBCA requires that certain matters be approved by shareholders by Special Resolution. Under the BCBCA, there is flexibility to provide for different approval requirements for some matters in the articles. The Company proposes to adopt the more flexible approach under the BCBCA in order to be able to react and adapt to changing business conditions.

As a result, as allowed under the BCBCA, management and the Board are proposing that the Articles provide for the following matters (which currently require a Special Resolution of the shareholders) to require a directors’ resolution only, and not require a shareholders’ resolution (recognizing that regulatory authorities may require shareholder approval in certain cases in any event):

(a)	a subdivision of all or any of the unissued, or fully paid issued, shares;

(b)	a consolidation of all or any of the unissued, or fully paid issued, shares; and

(c)	a change of name of the Company.

Other capital and share structure changes will continue to require shareholder approval, however the Articles would provide that unless otherwise specified in the Articles or the BCBCA, alterations to the Articles or Notices of Articles will require shareholder approval only by ordinary resolution. The creation, variation or elimination of special rights or restrictions attached to issued shares will nevertheless continue to require shareholder approval by Special Resolution.

5.	Unclaimed dividends

The Articles would provide that unclaimed dividends revert to the Company after three years.

Continuance Resolution

In order to be effective, the Continuance Proposal requires the approval of not less than 66 2/3% of the votes cast by shareholders represented at the Meeting in person or by proxy. Even if the Continuance Proposal is approved, the Board retains the power to revoke it at all times without any further approval by shareholders. The Board will only exercise such power in the event that it is, in its opinion, in the best interest of the Company. For example, if a significant number of shareholders dissent in respect of the Continuance Proposal, the Board may determine not to proceed with the Continuance.

As a shareholder of the Company, you are invited to vote with respect to the Continuance Proposal through the following resolution:

Resolved as a special resolution, that:

(a)	the Company:

(i)	apply to the Director (the “Director”) under the Canada Business Corporations Act (the “CBCA”) for a Letter of Satisfaction pursuant to Section 188(1) of the CBCA;

(ii)

apply to the Registrar of Companies of British Columbia to continue as a British Columbia company pursuant to Section 302 of the British Columbia Business Corporations Act (the “BCBCA”) in accordance with the Continuation Application attached to the Management Proxy Circular and Proxy Statement (the “Proxy Statement”) prepared in connection with the Meeting at which this resolution was passed, and such Continuation Application is hereby approved; and

(iii)	deliver a copy of the Certificate of Continuation to the Director and request that the Director issue a Certificate of Discontinuance under Section 188(7) of the CBCA;

(b)

subject to the issuance of such Certificate of Continuation and without affecting the validity of the Company and the existence of the Company by or under its existing Articles and By-laws and any act done thereunder, effective upon issuance of the Certificate of Continuation, the Company adopt the Notice of Articles set forth in the Continuation Application and the Articles attached to the Proxy Statement, in substitution for the Company’s existing Articles and By-laws, and such Notice of Articles and Articles are hereby approved and adopted;

(c)

notwithstanding that this special resolution has been duly passed by the shareholders of the Company, the directors of the Company are hereby authorized, at their discretion, to determine, at any time, to proceed or not to proceed with the continuance and to abandon this resolution at any time prior to the implementation of the continuance without further approval of the shareholders and in such case, this resolution approving the continuance shall be deemed to have been rescinded; and

(d)

any one director or any one officer of the Company hereby authorized and empowered, acting for, in the name of and on behalf of the Company, to execute or to cause to be executed, under the seal of the Company or otherwise, and to deliver and file or to cause to be delivered and filed, the Continuation Application and such other documents and instruments, and to do or to cause to be done, such other acts and things as in the opinion of such director or officer of the Company may be necessary or desirable in order to carry out the intent of this resolution.

This vote requires the approval of not less than 66 2/3% of the votes cast at the Meeting, whether in person, or by proxy or otherwise. You may vote “For,” “Against” or “Abstain” on the special resolution. Abstentions will have no effect and will not be counted as votes cast on the Continuance Proposal. The Board recommends that the shareholders vote FOR Proposal No. 4.

Rights of Dissent in Respect of the Continuance Proposal

Record shareholders who wish to dissent should take note that strict compliance with the dissent procedures is required.

The following description of rights of shareholders to dissent is not a comprehensive statement of the procedures to be followed by a dissenting shareholder who seeks payment of the fair value of its Common Shares and is qualified in its entirety by the reference to the full text of Section 190 of the CBCA which is attached to this Proxy Statement as Appendix 2. A dissenting shareholder who intends to exercise the right of dissent should carefully consider and comply with the provisions of Section 190 of the CBCA and should seek independent legal advice. Failure to comply strictly with the provisions of the CBCA and to adhere to the procedures established therein may result in the loss of all rights thereunder.

Pursuant to Section 190 of the CBCA, a record shareholder is entitled, in addition to any other right that the shareholder may have, to dissent and to be paid by the Company the fair value of the shares in respect of which that shareholder dissents. “Fair value” is determined as of the close of business on the last business day before the day on which the Continuance Proposal is adopted. A shareholder may dissent only with respect to all of the shareholder’s Common Shares or shares held by the shareholder on behalf of any one non-record holder. Further, a shareholder may only dissent in respect of shares registered in the dissenting shareholder’s name.

Persons who are non-record shareholders who wish to dissent with respect to their Common Shares should be aware that only record shareholders are entitled to dissent with respect to them. A record shareholder such as an intermediary who holds Common Shares as nominee for non-record shareholders, must exercise the right of dissent on behalf of non-record shareholders with respect to the Common Shares held for such non-record shareholders. In such case, the Notice of Objection (as defined below) should set forth the number of Common Shares it covers.

A record shareholder who wishes to dissent must send a written objection notice (the “Notice of Objection”) objecting to the Continuance Proposal to the Company, 2150 Saint Elzear Blvd. West. Laval, Quebec H7L 4A8, Canada, fax number 514-744-6272, Attention: Investor Relations ,at or prior to the time of the Meeting or any adjournment thereof in order to be effective.

The delivery of a Notice of Objection does not deprive a record shareholder of its right to vote at the Meeting, however, a vote in favour of the Continuance Proposal will result in a loss of its rights under Section 190 of the CBCA. A vote against the Continuance Proposal, whether in person or by proxy, does not constitute a Notice of Objection, but a shareholder need not vote its Common Shares against the Continuance Proposal in order to object. Similarly, the revocation of a proxy conferring authority on the proxy holder to vote in favour of the Continuance Proposal does not constitute a Notice of Objection in respect of the Continuance Proposal, but any such proxy granted by a shareholder who intends to dissent should be validly revoked (please see “Questions about Voting”) in order to prevent the proxy holder from voting such Common Shares in favour of the Continuance Proposal.

If the Continuance Proposal is approved at the Meeting or at an adjournment or postponement thereof, the Company is required to deliver to each shareholder who has filed a Notice of Objection and has not voted for the Continuation Proposal or not withdrawn that shareholder’s Notice of Objection (each, a “Dissenting Shareholder”), within 10 days after the approval of the Continuance Proposal, a notice stating that the Continuance Proposal has been adopted (the “Notice of Resolution”). A Dissenting Shareholder then has 20 days after receipt of the Notice of Resolution or, if the Dissenting Shareholder does not receive a Notice of Resolution, within 20 days after learning that the Continuance Proposal has been adopted, to send to the Company a written notice (a “Demand for Payment”) containing the Dissenting Shareholder’s name and address, the number of Common Shares in respect of when it dissents and a demand for payment of the fair value of such Common Shares. A Dissenting Shareholder must within 30 days after sending the Demand for Payment, send the certificates representing the Common Shares in respect of which it is dissenting to the Company or its transfer agent, the Canadian Stock Transfer Company. The Company or the Canadian Stock Transfer Company must endorse the certificates with a notice that the holder is a Dissenting Shareholder under Section 190 of the CBCA and forthwith return the certificates to the Dissenting Shareholder. A Dissenting Shareholder who does not send the certificates within the 30 day period has no right to make a claim under Section 190 of the CBCA.

Dissenting Shareholder ceases to have any rights as a holder of Common Shares, other than the right to be paid their fair value, unless: (i) the Demand for Payment is withdrawn before the Company makes an Offer to Pay (as defined below); (ii) the Company fails to make a timely Offer to Pay to the Dissenting Shareholder and the Dissenting Shareholder withdraws the Demand for Payment; or (iii) the Continuation is not proceeded with.

Not later than seven days after the later of the date shown on the Certificate of Continuation is issued by the British Columbia Registrar of Companies and the day the Company receives the Demand for Payment, the Company must send a written offer to pay (“Offer to Pay”) in the amount considered by the Board to be the fair value of the Common Shares in respect of which the Dissenting Shareholder has dissented. The Offer to Pay must be accompanied by a statement showing how the fair value was determined. Every Offer to Pay made to Dissenting Shareholders must be on the same terms, and lapses if not accepted within 30 days after being made. If the Offer to Pay is accepted, payment must be made within 10 days of acceptance.

If the Company does not make an Offer to Pay or if a Dissenting Shareholder fails to accept an Offer to Pay, the Company may, within 50 days after the date shown on the Certificate of Continuation is issued by the British Columbia Registrar of Companies or within such further period as a court of competent jurisdiction may allow, apply to the court to fix a fair value for the securities of any Dissenting Shareholder. If the Company fails to so apply to the court, a Dissenting Shareholder may do so for the same purpose within a further period of 20 days or such other period as the court may allow. A Dissenting Shareholder is not required to give security for costs in any application to the court. Applications referred to in this paragraph may be made to a court of competent jurisdiction in the place where the Company has its registered office or in the province where the Dissenting Shareholder resides if the Company carries on business in that province.

If the Company makes an application to the court, it must give notice of the date, place and consequences of the application and of the Dissenting Shareholder’s right to appear and be heard to each Dissenting Shareholder who has sent the Company a Demand for Payment and has not accepted an Offer to Pay. All Dissenting Shareholders whose shares have not been purchased by the Company must be made parties to the application and are bound by the decision of the court. The court is authorized to determine whether any other person is a Dissenting Shareholder who should be joined as a party to such application.

The court must fix a fair value for the shares of all Dissenting Shareholders and may in its discretion allow a reasonable rate of interest on the amount payable to each Dissenting Shareholder from the effective date of the Continuation until the date of payment of the amount so fixed. The final order of the court in the proceedings commenced by an application by the Company or a Dissenting Shareholder must be rendered against the Company and in favour of each Dissenting Shareholder.

The above is only a summary of the dissenting shareholder provisions of the CBCA. A shareholder of the Company wishing to exercise a right to dissent should seek independent legal advice. Failure to comply strictly with the provisions of the statute may prejudice the right of dissent.

OTHER

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

FOR THE 2014 ANNUAL MEETING OF SHAREHOLDERS

A shareholder who is entitled to vote at the 2014 Annual Meeting of Shareholders may raise a proposal for consideration at such Annual Meeting. We will consider such proposal for inclusion in the proxy materials for the 2014 Annual Meeting of Shareholders only if our Corporate Secretary receives such proposal (at 2150 Saint Elzear Blvd. West, Laval, Quebec, H7L 4A8, Canada, or by facsimile 514-744-6272): (i) submitted pursuant to Rule 14a-8 (“Rule 14a-8”) of the General Rules and Regulations promulgated under the Exchange Act, on or before December 13, 2013, or (ii) submitted pursuant to Section 137 of the CBCA, if shareholders do not approve the Continuance Proposal, on or before January 12, 2014. The use of certified mail, return receipt, is advised. In addition, in the event the Company does not receive a shareholder proposal by February 26, 2014, the proxy to be solicited by the Board for the 2014 Annual Meeting of Shareholders will confer discretionary authority on the holders of the proxy to vote the shares if the proposal is presented at the 2014 Annual Meeting of Shareholders without any discussion of the proposal in the proxy materials for that meeting.

If the date of the 2014 Annual Meeting of Shareholders is advanced or delayed more than 30 days from the date of the Annual Meeting, shareholder proposals intended to be included in the proxy statement for the 2014

Annual Meeting of Shareholders must be received by us within a reasonable time before we begin to print and mail the proxy statement, or provide a notice to you with respect to accessing such proxy statement over the Internet, for the 2014 Annual Meeting of Shareholders.

COMMUNICATION WITH THE BOARD OF DIRECTORS

Shareholders and other interested parties may contact the Company’s Directors or independent Directors in writing, as a group or individually, by directing their correspondence to the attention of the Corporate Secretary, Valeant Pharmaceuticals International, Inc., 2150 Saint Elzear Blvd. West, Laval, Quebec, H7L 4A8, Canada. Shareholders and other interested parties may also contact the Company’s Directors by calling the Company’s helpline in the United States and Canada at (800) 461-9330, or internationally at (720) 514-4400 (collect calls accepted). The Corporate Secretary will log incoming information and forward appropriate messages promptly to the Director(s). Communications are distributed to the Board or to any individual Director or Directors as appropriate, depending on the facts and circumstances outlined in the communication.

Certain items that are unrelated to the duties and responsibilities of the Board will not be distributed to the Board, such as mass mailings, product complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. In addition, material that is inappropriate or unsuitable will be excluded, with the provision that any communication that is excluded must be made available to any non-employee Director upon request.

Communications that include information better addressed by the Audit and Risk Committee will be addressed directly by that Committee.

ANNUAL REPORT AND ADDITIONAL INFORMATION

Our financial information is contained in the Company’s consolidated annual financial statements and related MD&A for the fiscal year ended December 31, 2012. Our Annual Report is available on the Internet at our website at www.valeant.com or on SEDAR at www.sedar.com or through the SEC’s electronic data system called EDGAR at www.sec.gov. To request a printed copy of our Annual Report or consolidated financial statements and related MD&A as of and for the year ended December 31, 2012, which we will provide to you without charge, either write to Valeant Investor Relations at Valeant Pharmaceuticals International, Inc., 2150 Saint Elzear Blvd. West, Laval, Quebec H7L 4A8, Canada, or send an email to Valeant Investor Relations at ir@valeant.com. Neither the Annual Report nor the consolidated financial statements and related MD&A as of and for the year ended December 31, 2012 form part of the material for the solicitation of proxies. Additional information relating to the Company may be found on SEDAR at www.sedar.com or on EDGAR at www.sec.gov.

PROXY SOLICITATION

The costs of providing the ability to vote by telephone and over the Internet, and the costs in preparing and mailing the Proxy Statement and form of Proxy Card will be paid by us. In addition to soliciting proxies by telephone, Internet and mail, employees of the Company may, at our expense, solicit proxies in person, by telephone, telegraph, courier service, advertisement, telecopier or other electronic means. We have retained D.F. King to assist in the solicitation of proxies. We will pay fees to D.F. King not to exceed $7,500, plus reasonable out-of-pocket expenses incurred by them. We will pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for forwarding solicitation material to principals and for obtaining their instructions.

HOUSEHOLDING OF PROXY MATERIALS

Companies and intermediaries (e.g., brokers) are permitted under the SEC’s rules to satisfy the delivery requirements for proxy materials and annual reports with respect to two or more shareholders sharing the same address by delivering a single management proxy circular and proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A single management proxy circular and proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate management proxy circular and proxy statement, please notify your broker, or direct your written request to Valeant Pharmaceuticals International, Inc., Attn: Investor Relations, 2150 Saint Elzear Blvd. West, Laval, Quebec H7L 4A8, Canada, phone 514-744-6792. Shareholders who currently receive multiple copies of the Proxy Statement at their address and would like to request “householding” of their communications should contact their broker.

MISCELLANEOUS

If any other matters are properly presented for consideration at the Meeting, including, among other things, consideration of a motion to adjourn the Meeting to another time or place in order to solicit additional proxies in favor of the recommendation of the Board, the designated proxyholders intend to vote the shares represented by the Proxies appointing them on such matters in accordance with the recommendation of the Board and the authority to do so is included in the Proxy.

As of the date this Proxy Statement, the Board knows of no other matters which are likely to come before the Meeting.

By Order of the Board of Directors,

J. Michael Pearson

Chairman of the Board and Chief Executive Officer

Montreal, Quebec

April 11, 2013

WE WILL MAIL WITHOUT CHARGE UPON WRITTEN REQUEST A COPY OF OUR MOST RECENT ANNUAL REPORT, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO: CORPORATE SECRETARY, VALEANT PHARMACEUTICALS INTERNATIONAL, INC., 2150 SAINT ELZEAR BLVD. WEST, LAVAL, QUEBEC H7L 4A8, CANADA. THE ANNUAL REPORT IS ALSO AVAILABLE FREE OF CHARGE ON THE COMPANY WEBSITE: WWW.VALEANT.COM.

EXHIBIT A

CHARTER OF THE BOARD OF DIRECTORS

1.	Purpose and Responsibility of the Board

By approving this Charter of the Board of Directors (the “Charter”), the Board of Directors (the “Board”) explicitly assumes responsibility for the stewardship of Valeant Pharmaceuticals International, Inc. (“Valeant”) and its business. This stewardship function includes responsibility for the matters set out in this Charter, which form part of the Board’s statutory responsibility to manage or supervise the management of Valeant’s business and affairs.

2.	Review of Charter

The Board shall review and assess the adequacy of this Charter annually to ensure, among other matters, compliance with any rules or regulations disseminated by any regulatory body and any applicable Stock Exchange requirements (as defined herein), and at such other times as it considers appropriate, and shall consider and make such amendments to this Charter as the Nominating and Corporate Governance Committee of the Board (the “NCG Committee”) shall recommend and that the Board considers necessary or appropriate. “Stock Exchanges” shall mean, at any time, those stock exchanges on which any securities of Valeant are listed for trading.

CONSTITUTION OF THE BOARD

3.	Election and Removal of Directors

3.1	Number of Directors

The Board shall consist of such number of Directors as the shareholders (or the Board as authorized by the shareholders) may determine from time to time within any range as may be set out in Valeant’s articles.

3.2	Election of Directors

Directors shall be elected by the shareholders annually for a one year term, but if Directors are not elected at any annual meeting, the incumbent Directors shall continue in office until their successors are elected or appointed.

3.3	Vacancies

The Board may appoint a member to fill a vacancy, which occurs in the Board between annual elections of Directors, to the extent permitted by the Canada Business Corporations Act, as amended (the “CBCA”).

3.4	Ceasing to be a Director

A Director will cease to hold office upon:

(a)	delivering a written resignation in writing to Valeant, subject to the circumstances provided in Sections 2.2 and 3.2 of Valeant’s Corporate Governance Guidelines when such resignation is not effective unless and until accepted by the Board;

(b)	being removed from office by an ordinary resolution of the shareholders;

(c)	his or her death; or

(d)	becoming disqualified from acting as a Director.

3.5	Deemed Resignation.

A Director shall offer his or her written resignation to Valeant (which resignation may or may not be accepted) if that Director changes his or her principal occupation.

4.	Criteria for Directors

4.1	Qualifications of Directors

Every Director shall be an individual who is at least 18 years of age, has not been determined by a court to be of unsound mind and does not have the status of being bankrupt.

4.2	Residency

At least 25% of the Directors shall be resident Canadians (as defined in the CBCA).

4.3	Independence of Directors

The composition of the Board shall comply with all statutory, regulatory and Stock Exchange requirements to which Valeant is subject from time to time. Without limiting the generality of the foregoing, at least a majority of the Directors shall be independent Directors. An independent Director shall be a Director who:

(a)	does not, as affirmatively determined by the Board, have a direct or indirect material relationship with Valeant or a subsidiary of Valeant (either directly or indirectly as a partner, shareholder or officer of an organization that has a relationship with Valeant); and a “material” relationship shall be a relationship (whether financial, personal or otherwise), which in the reasonable view of the Board, could interfere with the exercise of a Director’s independent judgement or could potentially influence a Director’s objectivity in meetings of the board in a manner that would have a meaningful impact on a Director’s ability to satisfy requisite fiduciary standards; and

(b)	is independent as “independence” is defined for the purposes of board composition under applicable regulatory and Stock Exchange requirements in the United States and Canada as in effect from time to time and in accordance with such additional requirements for independence as the Board may establish.

4.4	Other Criteria

The Board may establish other criteria for Directors as contemplated in this Charter.

5.	Board Chairman

5.1	Chairman to Be Appointed Annually.

The Board shall appoint the Chairman of the Board (“Chairman”) annually at the first meeting of the Board after a meeting of the shareholders at which Directors are elected or at any other time as determined by the Board. If the Board does not so appoint a Chairman, the Director who is then serving as Chairman shall continue as Chairman until his or her successor is appointed.

5.2	Independence of Chairman / Lead Director

The Chairman is not required to be an independent Director. If the Chairman is not independent, then the independent Directors shall select from among their number a Director who will act as “Lead Director” who shall be chosen at a meeting of the independent Directors that is not attended by non-independent Board members or

Valeant management. The Chairman, if independent, or the Lead Director if the Chairman is not independent, shall perform the responsibilities of the Lead Director as set forth in the Company’s Position Description for the Lead Director.

5.3	Evaluation

The Board shall conduct an annual performance evaluation of the Chairman and, if applicable, the Lead Director, taking into account the applicable position description for the Chairman and the Lead Director.

6.	Remuneration of Directors and Retaining Advisors

6.1	Remuneration.

Members of the Board and the Chairman shall receive such remuneration for their service on the Board as the Board may determine from time to time, on the recommendation of the NCG Committee.

6.2	Retaining and Compensating Advisors

Each Director shall have the authority to retain external advisors for matters directly relating to Valeant upon notification to the Chairman of the Board or the Lead Director except under extenuating circumstances, in which case such notification is not required. Fees and expenses relating to the retention of such advisors shall be pre-approved by the Chairman or the Lead Director, as applicable, and paid by the Company.

MEETINGS OF THE BOARD

7.	Meetings of the Board

7.1	Time and Place of Meetings

Meetings of the Board shall be called and held in the manner and at the location contemplated in Valeant’s by-laws.

7.2	Frequency of Board Meetings

The Board shall meet regularly, at least four times per year and additionally, as necessary.

7.3	Quorum

In order to transact business at a meeting of the Board:

(a)	at least a majority of Directors then in office shall be present; however, if there are fewer than three Directors then in office, all must be present to constitute a quorum; and

(b)	subject to subsections 111(1), 114(4) and 117(1) of the CBCA, at least 25% of the Directors present must be resident Canadians of, if Valeant has fewer than four Directors then in office, at least one of the Directors present must be a resident Canadian.

7.4	Right to Vote

Each member of the Board shall have the right to vote on matters that come before the Board, subject to Section 10.3 of this Charter.

7.5	Invitees

The Board may invite any of Valeant’s officers, employees, advisors or consultants or any other person to attend meetings of the Board to assist in the discussion and examination of the matters under consideration by the Board.

7.6	Minutes

Minutes of each meeting of the Board will be kept by the Secretary of such meeting and distributed to the Board for review and approval.

8.	Executive Sessions

The Board shall meet in executive session at every regularly scheduled meeting of the Board. “Executive session” shall mean a session at which the independent Directors meet without the attendance of any Directors who are not independent, or any officers or employees of Valeant, legal counsel, advisors or other non-members of the Board. At any other meeting of the Board, an opportunity shall be provided for any member of the Board to request that the Board meet in executive session during such meeting. Executive sessions of the Board shall be chaired by the Chairman, or if the Chairman is not independent, by the Lead Director.

DELEGATION OF DUTIES AND RESPONSIBILITIES OF THE BOARD

9.	Delegation and Reliance

9.1	Delegation to Committees

The Board may establish and delegate to Committees of the Board any duties and responsibilities of the Board which the Board is not prohibited by law or applicable Stock Exchange requirements from delegating. However, no Committee of the Board shall have the authority to make decisions which bind Valeant, except to the extent that such authority has been expressly delegated to such Committee by the Board in accordance with applicable law or regulatory requirements.

9.2	Requirement for Certain Committees

The Board shall establish and maintain the following Committees of the Board, each having mandates that incorporate all applicable legal and Stock Exchange listing requirements and which are consistent with current, independent and qualified views of best practices as the Board may consider appropriate:

(a)	Audit and Risk Committee;

(b)	Talent and Compensation Committee;

(c)	NCG Committee; and

(d)	Finance and Transactions Committee.

9.3	Composition of Committees

The Board shall approve the composition and appoint and seek to maintain in office members of each of its Committees such that the composition of each such Committee is in compliance with applicable Stock Exchange listing requirements and with the requirements of relevant securities regulatory authorities and with such best practice guidelines as the Board may consider appropriate and shall require the NCG Committee to make recommendations to it with respect to such matters.

Once the Board has approved the composition and has appointed the members of each of its Committees, each Director’s Committee memberships, as well as each Board Committee (if any) of which the Director is Chairperson shall be disclosed, in convenient chart format, in its public disclosure and on the Valeant web site.

9.4	Board – Committee Communication

To facilitate communication between the Board and each Board Committee, each Committee Chairperson shall provide a report to the Board on material matters considered by each Committee at the first Board meeting following each Committee meeting where such matters were considered.

9.5	Review of Charters

On an annual basis, the Board will review the recommendations of the NCG Committee with respect to the charters of each Committee of the Board. The Board will approve those changes to the charters that it determines are appropriate.

9.6	Delegation to Management

Subject to Valeant’s articles and by-laws, the Board may designate the officers of Valeant, appoint officers, specify their duties and delegate to them powers to manage the business and affairs of Valeant, except to the extent that such delegation is prohibited under the CBCA, applicable rules of securities regulatory authorities and Stock Exchanges, or limited by the articles or by-laws of Valeant or by any resolution of the Board or policy of Valeant.

9.7	Limitations on Management Authority

The following matters shall require the approval of the Board (or the approval of a Committee to which it has delegated authority with respect to such matters):

(a)	all decisions which are outside of the ordinary course of Valeant’s business (including, without limitation, litigation strategies, major financings, major acquisitions, major dispositions, significant licensing and new commercial relationships);

(b)	any expenditure above an amount specified by the Board from time to time;

(c)	changes to Valeant’s organizational (legal entity) structure;

(d)	appointment of officers; and

(e)	such other matters as the Board may determine from time to time.

9.8	Access to Management

The Board shall have reasonable access to Valeant’s management and employees.

9.9	Reliance on Management

The Board is entitled to rely in good faith on the information and advice provided to it by Valeant’s management.

9.10	Reliance on Others

The Board is entitled to rely in good faith on information and advice provided to it by advisors, consultants and such other persons as the Board considers appropriate.

9.11	Oversight

The Board retains responsibility for oversight of any matters delegated to any Committee of the Board or to management.

DUTIES AND RESPONSIBILITIES

10.	Duties of Individual Directors

10.1	Fiduciary Duty and Duty of Care

In exercising his or her powers and discharging his or her responsibilities, a Director shall:

(a)	act honestly and in good faith with a view to the best interests of Valeant; and

(b)	exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

10.2	Compliance with CBCA and Constating Documents

A Director shall comply with the CBCA and the regulations to the CBCA as well as with Valeant’s articles and by-laws.

10.3	Conflict of Interest

If an actual or potential conflict of interest arises, a Director shall promptly inform the Chairman or Lead Director in writing or request to have record of such actual or potential conflict entered into the minutes of a Board meeting, as appropriate. If the matter is one that comes before the Board for a vote, the actual or potential conflict shall be fully disclosed to the Board and, if appropriate, the Director shall be recused from voting on the matter. If it is determined that a significant conflict of interest exists and cannot be resolved, the Director may be asked to resign. The Board may direct the Audit and Risk Committee to consider the matters contemplated in this Section 10.3 and to report and make recommendations to the Board with respect to these matters.

10.4	Confidentiality

Directors must keep confidential information about Valeant that has not been publicly disclosed. Among other things, boardroom discussions are confidential.

10.5	Board Interaction with Third Parties

If a third party approaches a Director on a matter of interest to Valeant, the Director should bring the matter to the attention of the Chairman or the Lead Director, as applicable, who shall determine whether this matter should be reviewed with management of Valeant or should more appropriately be dealt with by the Board in an in camera session.

10.6	Compliance with Valeant’s Policies

A Director shall comply with all policies of Valeant applicable to members of the Board as approved by the Board from time to time.

11.	Responsibilities of Directors

11.1	Responsibilities Set out in Charter

A Director shall review and participate in the work of the Board necessary in order for the Board to discharge the duties and responsibilities set out in accordance with the Charter.

11.2	Orientation and Education

A Director shall participate in the orientation and continuing education programs developed by Valeant for the Directors.

11.3	Meeting Attendance

A current Director who, since he or she was last elected or appointed, has attended less than 75% of the Board meetings or less than 75% of the meetings of any committee on which he or she serves, shall not be recommended for renomination unless such absences were due to extenuating circumstances.

11.4	Assessment

A Director shall participate in such processes as may be established by the Board for assessing the Board, its Committees and individual Directors.

11.5	Other Responsibilities

A Director shall perform such other functions as may be delegated to that Director by the Board or any Committee of the Board from time to time.

12.	Board Responsibility for Specific Matters

12.1	Responsibility for Specific Matters

The Board explicitly assumes responsibility for the matters set out in Section 15 of this Charter, recognizing that these matters represent in part responsibilities reflected in requirements and recommendations adopted by applicable securities regulators and the Stock Exchanges and do not limit the Board’s overall stewardship responsibility or its responsibility to manage or supervise the management of Valeant’s business and affairs.

12.2	Delegation to Committees

Whether or not specific reference is made to Committees of the Board in connection with any of the matters referred to below, the Board may direct any Committee of the Board to consider such matters and to report and make recommendations to the Board with respect to these matters.

13.	Corporate Governance Generally

13.1	Governance Practices and Principles

The Board shall be responsible for developing Valeant’s approach to corporate governance. It shall consider at least annually and, if appropriate, approve recommendations of the NCG Committee with respect to Valeant’s approach to corporate governance including a set of governance principles and guidelines, and amendments thereto (“Corporate Governance Guidelines”).

13.2	Governance Disclosure

The Board shall approve disclosure about Valeant’s governance practices in any document before it is delivered to Valeant’s shareholders or filed with securities regulators or with the Stock Exchanges.

13.3	Delegation to Nominating and Governance Committee

The Board may direct the NCG Committee to consider the matters contemplated in this Section 13 and to report and make recommendations to the Board with respect to these matters.

14.	Responsibilities Relating to management

14.1	Integrity of Management

The Board shall, to the extent feasible, satisfy itself:

(a)	as to the integrity of the CEO and other senior officers; and

(b)	that the CEO and other senior officers create a culture of integrity throughout the organization.

14.2	Talent Management and Succession Planning

The Board shall consider and, if appropriate, approve recommendations of the Talent and Compensation Committee and the NCG Committee, as applicable, with respect to:

(a)	policies and principles for Chairman and Lead Director selection and performance review with respect to potential successors to the Chairman and Lead Director;

(b)	policies and principles for CEO selection and performance review with respect to potential successors to the CEO;

(c)	policies regarding succession in the event of an emergency or the retirement of the CEO;

(d)	talent management and succession planning materials prepared by management for key roles;

(e)	open roles and future talent needs;

(f)	acquired talent profiles and accelerating talent acquisition for key roles; and

(g)	appointing, training and monitoring senior management.

14.3	Executive Compensation Policy

The Board shall receive regular reports from the Talent and Compensation Committee with respect to the Talent and Compensation Committee’s actions and determinations regarding:

(a)	the CEO’s compensation;

(b)	non-CEO executive officer compensation;

(c)	non-equity compensation plans; and

(d)	equity-based compensation plans.

14.4	Standards of Business Conduct

The Board shall consider the recommendations of the Audit and Risk Committee and, if appropriate, establish and periodically review and update Valeant’s Standards of Business Conduct (the “Standards”) with a view to complying with all applicable rules and regulations and satisfying itself that management has established a system to enforce these Standards.

15.	Oversight of the Operation of the Business

15.1	Risk Management

The Board shall receive regular reporting from the Audit and Risk Committee on the principal risks of Valeant’s business and the implementation of appropriate systems to manage these risks and review reports by management relating to the operation of, and any material deficiencies in, these systems.

15.2	Strategic Planning Process

The Board shall adopt a strategic planning process and shall approve, on at least an annual basis, a strategic plan which takes into account, among other things, the opportunities and risks of Valeant’s business and emerging trends and the competitive environment of the industry. The strategic planning process shall include an annual review of human, technological and capital resources required to implement Valeant’s strategic plan and the regulatory, cultural or governmental constraints on the business.

The Board shall periodically review management’s implementation of Valeant’s strategic plan. The Board shall review and, if advisable, approve any material amendments to, or variances from, this plan. The Board shall also periodically review and evaluate management’s analysis of the strategies of competitors and ‘quasi’ competitors.

15.3	Operations

The Board shall monitor Valeant’s operating performance and shall receive and review, on a quarterly basis, reports concerning Valeant’s operating performance.

The Board shall monitor the financial performance and integration of acquisitions and will receive and review, on a quarterly basis, financial reviews regarding such acquisitions that have recently closed and, on an annual basis, financial reviews on acquisitions closed during a period determined by the Board.

15.4	Annual Budget

The Board shall, with the assistance of the Audit and Risk Committee, perform an annual review of the proposed budget for Valeant, provide feedback to management on the proposed budget, and approve the final annual budget.

15.5	Internal Control and Management Information Systems

The Board shall verify that internal, financial, non-financial and business control and management information systems have been established by management.

The Board shall review reports of management and the Audit and Risk Committee concerning the integrity of Valeant’s internal controls. Where appropriate, the Board shall require management (overseen by the Audit and Risk Committee) to implement changes to ensure the integrity of such systems.

The Board shall review reports of the Audit and Risk Committee concerning the integrity of Valeant’s management information systems. Where appropriate, the Board shall require management to implement changes to ensure the integrity of such systems.

15.6	Communications with Shareholders

Valeant endeavours to keep its shareholders informed of its progress through a comprehensive annual report on Form 10-K (or equivalent), Proxy Statement, quarterly interim reports and periodic press releases.

The Board shall review and, if determined appropriate, approve a communication policy for Valeant for communicating with shareholders, the investment community, the media, governments and their agencies, employees and the general public. The Board shall consider, among other things, the recommendations of management and the NCG Committee with respect to this policy.

15.7	Financial Statements

The Board shall receive regular reports from the Audit and Risk Committee with respect to the integrity of Valeant’s financial reporting system and its compliance with all regulatory requirements relating to financial reporting.

The Board shall review the recommendations of the Audit and Risk Committee with respect to the annual financial statements and Management’s Discussion & Analysis (“MD&A”) of such financial statements to be delivered to shareholders. The Board shall approve the annual financial statements and MD&A.

The process pursuant to which shareholders may provide feedback to the Board shall be set out in Valeant’s proxy circular and statement.

15.8	Transactions

The Board shall, with the assistance of the Finance and Transactions Committee, provide fiduciary oversight and strategic advice in an efficient and timely manner with respect to transactional activity conducted by management. The Board shall receive and review from the Finance and Transactions Committee regular reports and an annual update on Valeant’s significant transactional activity.

15.9	Financings and Financial Condition

The Board shall, with the assistance of the Finance and Transactions Committee, monitor the overall financial condition of Valeant and the impact of Valeant’s significant financing activities. The Board shall receive regular reports from management and the Finance and Transactions Committee on Valeant’s financial condition and the structure and management of Valeant’s capital.

15.10	Standards of Business Conduct

The Board shall review and approve the Standards. In approving the Standards, the Board will consider the recommendations of the Audit and Risk Committee concerning its compliance with applicable legal and Stock Exchange listing requirements and with such recommendations of relevant securities regulatory authorities and Stock Exchanges as the Board may consider appropriate.

At least annually, the Board shall review the reports relating to compliance with, or material deficiencies from, the Standards and approve changes to the Standards it considers appropriate.

15.11	Compliance and Disclosure

The Board shall direct the Audit and Risk Committee to monitor compliance with the Standards and recommend disclosures with respect thereto. The Board shall consider any report of the Risk Committee concerning these matters, and shall consider any waiver requested by a Director or senior officer of Valeant from complying with the Standards.

16.	Composition and Structure of Board and Committees

16.1	Size of the Board

The Board shall consider and, if appropriate, approve any recommendations of the NCG Committee in connection with the size and composition of the Board for the purpose of establishing a Board comprised of members who facilitate effective decision making.

16.2	Independence

The Board shall consider and, if appropriate, approve recommendations of the NCG Committee regarding structures and procedures to permit the Board to function independently of management, including procedures to permit the Board to meet in regular executive sessions.

16.3	Nomination and Appointment of Directors

The Board shall nominate individuals for election as Directors by the shareholders and shall require the NCG Committee to make recommendations to it with respect to such nominations.

The Board shall consider, and if appropriate, adopt a process recommended to it by the NCG Committee pursuant to which the Board shall:

(a)	consider what competencies and skills the Board, as a whole, should possess; and

(b)	assess what competencies and skills each existing Director possesses and which the Board therefore as a whole possesses.

17.	Board Effectiveness

17.1	Position Descriptions

The Board shall review and, if determined appropriate, approve the recommendations of the NCG Committee, and, with respect to the CEO, the Talent and Compensation Committee, concerning formal position descriptions for:

(a)	the Chairman of the Board, the Lead Director, if any, and the Chairperson of each Committee of the Board; and

(b)	the CEO.

17.2	Director Orientation and Continuing Education

The Board shall review and, if determined appropriate, approve the recommendations of the NCG Committee concerning:

(a)	an orientation program for new Directors; and

(b)	a continuing education program on issues facing Valeant and on subjects that would assist the Directors in discharging their duties.

17.3	Board, Committee and Director Assessments

The Board shall, on an annual basis, review and, if determined appropriate, adopt a process recommended by the NCG Committee for assessing the performance and effectiveness of the Board as a whole, the Committees of the Board, the contributions of individual Directors, and the performance and contribution of the Chairman of the Board, the Lead Director, if any, and the Chairperson of each Committee of the Board.

The Board shall, with the assistance of the NCG Committee, provide feedback to the assessed Directors and, where appropriate, such feedback shall be followed by timely action.

17.4	Annual Assessment of the Board

Each year, the Board shall assess its performance and effectiveness in accordance with the process established by the NCG Committee.

Dated this 12th day of September, 2012.

Appendix 1

Incorporation number:  —

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

(the “Company”)

ARTICLES

1.	INTERPRETATION		A-16
	1.1	Definitions	A-16
	1.2	General	A-16
	1.3	Special Majority	A-17
	1.4	Business Corporations Act and Interpretation Act Definitions Applicable	A-17
	1.5	Conflicts Between Articles and the Business Corporations Act	A-17

2.	SHARES AND SHARE CERTIFICATES		A-17
	2.1	Authorized Share Structure	A-17
	2.2	Form of Share Certificate	A-17
	2.3	Shareholder Entitled to Share Certificate or Acknowledgement	A-17
	2.4	Delivery by Mail	A-17
	2.5	Replacement of Worn Out or Defaced Share Certificate	A-18
	2.6	Replacement of Lost, Destroyed or Wrongfully Taken Share Certificate	A-18
	2.7	Recovery of New Share Certificate	A-18
	2.8	Splitting Share Certificates	A-18
	2.9	Share Certificate or Acknowledgement Fee	A-18
	2.10	Recognition of Interests	A-18

3.	ISSUE OF SHARES		A-19
	3.1	Directors Authorized	A-19
	3.2	Conditions of Issue	A-19
	3.3	Commissions	A-19
	3.4	Share Purchase Warrants and Rights	A-19

4.	SECURITIES REGISTERS		A-19
	4.1	Central Securities Register	A-19
	4.2	Appointment of Agent	A-19

5.	SHARE TRANSFERS		A-20
	5.1	Registering Transfers	A-20
	5.2	Form of Instrument of Transfer	A-20
	5.3	Transferor Remains Shareholder	A-20
	5.4	Signing of Instrument of Transfer	A-20
	5.5	Enquiry as to Title Not Required	A-20
	5.6	Transfer Fee	A-20

6.	TRANSMISSION OF SHARES		A-21
	6.1	Legal Personal Representative Recognized on Death	A-21
	6.2	Rights of Legal Personal Representative	A-21

7.	PURCHASE OF SHARES		A-21
	7.1	Company Authorized to Purchase Shares	A-21
	7.2	Purchase When Insolvent	A-21
	7.3	Sale and Voting of Purchased Shares	A-21

8.	BORROWING POWERS		A-22
	8.1	Borrowing Powers	A-22
	8.2	Delegation	A-22

9.	ALTERATIONS		A-22
	9.1	Alteration of Authorized Share Structure	A-22
	9.2	Special Rights and Restrictions	A-22
	9.3	Change of Name	A-23
	9.4	Other Alterations	A-23

10.	MEETINGS OF SHAREHOLDERS		A-23
	10.1	Annual General Meetings	A-23
	10.2	Calling of Meetings of Shareholders	A-23
	10.3	Location of Meeting	A-23
	10.4	Notice for Meetings of Shareholders	A-23
	10.5	Record Date for Notice and Voting	A-24
	10.6	Failure to Give Notice and Waiver of Notice	A-24
	10.7	Class Meetings and Series Meetings of Shareholders	A-24
	10.8	Electronic Meetings	A-24
	10.9	Electronic Voting	A-24

11.	PROCEEDINGS AT MEETINGS OF SHAREHOLDERS		A-24
	11.1	Quorum	A-24
	11.2	Other Persons May Attend	A-24
	11.3	Requirement of Quorum	A-24
	11.4	Lack of Quorum	A-25
	11.5	Chair	A-25
	11.6	Adjournments	A-25
	11.7	Notice of Adjourned Meeting	A-25
	11.8	Decisions by Show of Hands or Poll	A-25
	11.9	Declaration of Result	A-25
	11.10	Motion Need Not be Seconded	A-25
	11.11	Casting Vote	A-26
	11.12	Manner of Taking Poll	A-26
	11.13	Demand for Poll on Adjournment	A-26
	11.14	Chair’s Resolution of Dispute	A-26
	11.15	Casting of Votes	A-26
	11.16	Demand for Poll Not to Prevent Continuance of Meeting	A-26
	11.17	Retention of Ballots and Proxies	A-26

12.	VOTES OF SHAREHOLDERS		A-26
	12.1	Number of Votes by Shareholder or by Shares	A-26
	12.2	Votes of Persons in Representative Capacity	A-27
	12.3	Votes by Joint Holders	A-27
	12.4	Legal Personal Representatives as Joint Shareholders	A-27
	12.5	Representative of a Corporate Shareholder	A-27
	12.6	Appointment and Instruction of Proxy Holders	A-27
	12.7	Form of Proxy	A-27
	12.8	Deposit of Proxy	A-27
	12.9	Revocation of Proxy	A-28
	12.10	Waiver of Proxy Time Limits	A-28
	12.11	Chair May Determine Validity of Proxy	A-28
	12.12	Revocation of Proxy Must Be Signed	A-28
	12.13	Validity of Proxy Vote	A-28

	12.14	Inquiry and Production of Evidence	A-29
	12.15	Lack of Quorum at Succeeding Meeting	A-29

13.	DIRECTORS		A-29
	13.1	Number of Directors	A-29
	13.2	Directors’ Acts Valid	A-29
	13.3	Qualifications of Directors	A-29
	13.4	Remuneration and Reimbursement of Expenses	A-29

14.	ELECTION AND REMOVAL OF DIRECTORS		A-29
	14.1	Election at Annual General Meeting	A-29
	14.2	Nomination of Directors	A-30
	14.3	Consent to be a Director	A-32
	14.4	Failure to Elect or Appoint Directors	A-32
	14.5	Directors May Appoint to Fill Vacancies	A-32
	14.6	Remaining Directors Power to Act	A-33
	14.7	Shareholders May Fill Vacancies	A-33
	14.8	Ceasing to be a Director	A-33
	14.9	Removal of Director by Shareholders	A-33
	14.10	Removal of Director by Directors	A-33
	14.11	Manner of Election of Directors	A-33

15.	POWERS AND DUTIES OF DIRECTORS		A-33
	15.1	Powers of Management	A-33

16.	INTERESTS OF DIRECTORS AND OFFICERS		A-33
	16.1	Director Holding Other Office in the Company	A-33
	16.2	No Disqualification	A-34
	16.3	Director or Officer in Other Corporations	A-34

17.	PROCEEDINGS OF DIRECTORS		A-34
	17.1	Meetings of Directors	A-34
	17.2	Voting at Meetings	A-34
	17.3	Chair of Meetings	A-34
	17.4	Meetings by Telephone or Other Communications Facilities	A-34
	17.5	Calling of Meetings	A-34
	17.6	Notice of Meetings	A-35
	17.7	When Notice Not Required	A-35
	17.8	Meeting Valid Despite Failure to Give Notice	A-35
	17.9	Waiver of Notice of Meetings	A-35
	17.10	Quorum	A-35
	17.11	Validity of Acts Where Appointment Defective	A-35
	17.12	Consent Resolutions	A-35

18.	COMMITTEES AND DELEGATION OF AUTHORITY		A-36
	18.1	Appointment and Powers of Committees and Delegation of Authority	A-36
	18.2	Audit Committee	A-36
	18.3	Powers of Board	A-36
	18.4	Transaction of Business	A-36
	18.5	Procedure	A-37

19.	OFFICERS		A-37
	19.1	Directors May Appoint Officers	A-37
	19.2	Functions, Duties and Powers of Officers	A-37

	19.3	Qualifications	A-37
	19.4	Terms of Appointment	A-37
	19.5	Appointment of Attorney of Company	A-37

20.	INDEMNIFICATION		A-37
	20.1	Mandatory Indemnification of Eligible Parties	A-37
	20.2	Indemnification of Other Persons	A-38
	20.3	Non-Compliance with Business Corporations Act	A-38
	20.4	Company May Purchase Insurance	A-38

21.	DIVIDENDS		A-38
	21.1	Payment of Dividends Subject to Special Rights	A-38
	21.2	Declaration of Dividends	A-38
	21.3	No Notice Required	A-38
	21.4	Record Date	A-38
	21.5	Manner of Paying Dividend	A-38
	21.6	Receipt by Joint Shareholders	A-38
	21.7	No Interest	A-38
	21.8	Method of Payment	A-39
	21.9	Capitalization of Surplus	A-39
	21.10	Unclaimed Dividends	A-39

22.	ACCOUNTING RECORDS		A-39
	22.1	Recording of Financial Affairs	A-39
	22.2	Inspection of Accounting Records	A-39
	22.3	Remuneration of Auditors	A-39

23.	GIVING NOTICES AND SENDING RECORDS		A-39
	23.1	Method of Giving Notices and Delivering Records	A-39
	23.2	Deemed Receipt	A-40
	23.3	Certificate of Sending	A-40
	23.4	Notice to Joint Shareholders	A-40
	23.5	Notice to Legal Personal Representative	A-41
	23.6	Omission and Errors	A-41
	23.7	Undelivered Records	A-41
	23.8	Unregistered Shareholders	A-41

24.	SEAL		A-41
	24.1	Who May Attest Seal	A-41
	24.2	Mechanical Reproduction of Seal	A-41

25.	COMMON SHARES		A-42
	25.1	Dividends	A-42
	25.2	Liquidation or Dissolution	A-42

Incorporation number:  —

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

(the “Company”)

1.	INTERPRETATION

1.1	Definitions

In these Articles, unless the context otherwise requires:

(1)	“Acknowledgement” means a non-transferable written acknowledgement of the shareholder’s right to obtain a certificate for shares of any class or series, including a direct registration system advice;

(2)	“applicable securities laws” means the applicable securities legislation of Canada and the United States (if any), each relevant province and territory of Canada, as amended from time to time, the rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commission and similar regulatory authority of the United States and each province and territory of Canada;

(3)	“appropriate person” has the meaning assigned thereto in the Securities Transfer Act;

(4)	“board of directors”, “directors” and “board” mean the directors or sole director of the Company for the time being;

(5)	“Business Corporations Act” means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto or replacements thereof and includes all regulations and amendments thereto made pursuant to that Act;

(6)	“business day” means any day other than a Saturday, Sunday or any statutory holiday in the province of British Columbia;

(7)	“Interpretation Act” means the Interpretation Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(8)	“legal personal representative” means the personal or other legal representative of a shareholder, and includes a trustee in bankruptcy of the shareholder;

(9)	“protected purchaser” has the meaning assigned thereto in the Securities Transfer Act;

(10)	“registered address” means a shareholder’s address as recorded in the central securities register;

(11)	“seal” means the seal of the Company, if any; and

(12)	“Securities Transfer Act” means the Securities Transfer Act (British Columbia), as amended or re-enacted from time to time.

1.2	General

In these Articles:

(1)	expressions referring to writing include printing, lithography, typewriting, photography, facsimile, Internet, e-mail, CDROM, diskette, electronic and other modes of representing or reproducing words;

(2)	expressions referring to signing include facsimile and electronic signatures; and

(3)	the words “including”, “includes” and “include” means including (or includes or include) without limitation.

1.3	Special Majority

(1)	For the purposes of the Articles and the Business Corporations Act, the majority of votes required for the Company to pass a special resolution at a general meeting is two-thirds of the votes cast on the resolution.

(2)	For the purposes of the Business Corporations Act, and unless otherwise provided in the Articles, the majority of votes required for shareholders holding shares of a class or series of shares to pass a special separate resolution is two-thirds of the votes cast on the resolution.

1.4	Business Corporations Act and Interpretation Act Definitions Applicable

The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes and unless the context requires otherwise, apply to these Articles as if the Articles were an enactment. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail.

1.5	Conflicts Between Articles and the Business Corporations Act

If there is a conflict or inconsistency between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

2.	SHARES AND SHARE CERTIFICATES

2.1	Authorized Share Structure

The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

2.2	Form of Share Certificate

Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

2.3	Shareholder Entitled to Share Certificate or Acknowledgement

Unless the shares of which the shareholder is the registered owner are uncertificated shares, each shareholder is entitled, upon request and without charge, to (1) one share certificate representing the shares of each class or series of shares registered in the shareholder’s name or (2) an Acknowledgement, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate or Acknowledgement and delivery of a share certificate or Acknowledgement to one of several joint shareholders or to one of the joint shareholders’ duly authorized agents will be sufficient delivery to all.

2.4	Delivery by Mail

Any share certificate or Acknowledgement may be sent to the shareholder by mail at the shareholder’s registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or Acknowledgement is lost in the mail, stolen or returned.

2.5	Replacement of Worn Out or Defaced Share Certificate

If the directors are satisfied that a share certificate is worn out or defaced, the directors must, on production of the share certificate and on such other terms, if any, the directors determine:

(1)	order the share certificate to be cancelled; and

(2)	issue a share certificate or Acknowledgement.

2.6	Replacement of Lost, Destroyed or Wrongfully Taken Share Certificate

If a person entitled to a share certificate claims that the share certificate has been lost, destroyed or wrongfully taken, the Company must issue a share certificate or an Acknowledgement if that person:

(1)	so requests before the Company has notice that the share certificate has been acquired by a protected purchaser;

(2)	provides the Company with an indemnity bond sufficient in the Company’s judgment to protect the Company from any loss that the Company may suffer by issuing a new certificate or Acknowledgement; and

(3)	satisfies any other reasonable requirements imposed by the directors.

A person entitled to a share certificate or Acknowledgement may not assert against the Company a claim for a new share certificate or Acknowledgement where a share certificate has been lost, apparently destroyed or wrongfully taken if that person fails to notify the Company of that fact within a reasonable time after that person has notice of it and the Company registers a transfer of the shares represented by the certificate before receiving a notice of the loss, apparent destruction or wrongful taking of the share certificate.

2.7	Recovery of New Share Certificate

If, after the issue of a new share certificate, a protected purchaser of the original share certificate presents the original share certificate for the registration of a transfer, then in addition to any rights on the indemnity bond, the Company may recover the new share certificate from a person to whom it was issued or any person, other than a protected purchaser, taking under that person.

2.8	Splitting Share Certificates

If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder’s name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

2.9	Share Certificate or Acknowledgement Fee

There must be paid to the Company, in relation to the issue of any share certificate or Acknowledgement under Articles 2.5, 2.6 or 2.8, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors or the Company’s transfer agent.

2.10	Recognition of Interests

The Company is not bound by or compelled in any way to recognize (even when having notice thereof): (a) any equitable, contingent, future or partial interest in any share or fraction of a share or, (b) except as required by law or statute or these Articles or as ordered by a court of competent jurisdiction, any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

3.	ISSUE OF SHARES

3.1	Directors Authorized

Subject to the Business Corporations Act and the rights of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons (including directors), in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine.

3.2	Conditions of Issue

Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:

(1)	consideration is provided to the Company for the issue of the share by one or more of the following:

(a)	past services performed for the Company;

(b)	property;

(c)	money; and

(2)	the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1.

3.3	Commissions

The directors may from time to time authorize the Company to pay a reasonable commission to any person in consideration of his purchasing or agreeing to purchase shares of the Company, whether from the Company or from any other person, or procuring or agreeing to procure purchasers for any such shares.

3.4	Share Purchase Warrants and Rights

Subject to the Business Corporations Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine.

4.	SECURITIES REGISTERS

4.1	Central Securities Register

As required by and subject to the Business Corporations Act, the Company must maintain a central securities register, which may be kept in electronic form and may be made available for inspection in accordance with the Business Corporations Act by means of computer terminal or other electronic technology.

4.2	Appointment of Agent

The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

5.	SHARE TRANSFERS

5.1	Registering Transfers

Subject to the Business Corporations Act and the Securities Transfer Act, a transfer of a share of the Company must not be registered unless the Company or the transfer agent or registrar for the class or series of share to be transferred has received:

(1)	in the case of a share certificate that has been issued by the Company in respect of the share to be transferred, that share certificate and a written instrument of transfer (which may be on a separate document or endorsed on the share certificate) from the shareholder or other appropriate person or from an agent who has actual authority to act on behalf of that person;

(2)	in the case of an Acknowledgment in respect of the share to be transferred, a written instrument of transfer that directs that the transfer of the share be registered, from the shareholder or other appropriate person or from an agent who has actual authority to act on behalf of that person;

(3)	in the case of a share that is an uncertificated share, a written instrument of transfer that directs that the transfer of the share be registered, from the shareholder or other appropriate person or from an agent who has actual authority to act on behalf of that person; and

(4)	such other evidence, if any, as the Company or the transfer agent or registrar for the class or series of share to be transferred may require to prove the title of the transferor or the transferor’s right to transfer the share, that the written instrument of transfer is genuine and authorized and that the transfer is rightful or to a protected purchaser.

5.2	Form of Instrument of Transfer

The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company’s share certificates or in any other form that may be approved from time to time by the Company or its transfer agent for the class or series of shares to be transferred.

5.3	Transferor Remains Shareholder

Except to the extent that the Business Corporations Act otherwise provides, a transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

5.4	Signing of Instrument of Transfer

If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the Acknowledgement deposited with the instrument of transfer:

(1)	in the name of the person named as transferee in that instrument of transfer; or

(2)	if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

5.5	Enquiry as to Title Not Required

Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or any Acknowledgement in respect of such shares.

5.6	Transfer Fee

There must be paid to the Company or its transfer agent, in relation to the registration of any transfer, the amount, if any, determined by the Company or its transfer agent.

6.	TRANSMISSION OF SHARES

6.1	Legal Personal Representative Recognized on Death

In the case of the death of a shareholder, the legal personal representative of the shareholder, or in the case of shares registered in the shareholder’s name and the name of another person in joint tenancy, the surviving joint tenant, will be the only person recognized by the Company as having any title to the shareholder’s interest in the shares. Before recognizing a person as a legal personal representative of a shareholder, the directors may require the original grant of probate or letters of administration or a court certified copy of them or the original or a court certified or authenticated copy of the grant of representation, will, order or other instrument or other evidence of the death under which title to the shares or securities is claimed to vest.

6.2	Rights of Legal Personal Representative

The legal personal representative of a shareholder has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided appropriate evidence of appointment or incumbency, within the meaning of the Securities Transfer Act, and the documents required by the Business Corporations Act and the directors have been deposited with the Company. This Article 6.2 does not apply in the case of the death of a shareholder with respect to shares registered in the shareholder’s name and the name of another person in joint tenancy.

7.	PURCHASE OF SHARES

7.1	Company Authorized to Purchase Shares

Subject to Article 7.2, the special rights and restrictions attached to the shares of any class or series and the Business Corporations Act, the Company may, if authorized by the directors, purchase or otherwise acquire any of its shares upon the terms authorized by the directors.

7.2	Purchase When Insolvent

The Company must not make a payment or provide any other consideration to purchase or otherwise acquire any of its shares if there are reasonable grounds for believing that:

(1)	the Company is insolvent; or

(2)	making the payment or providing the consideration would render the Company insolvent.

7.3	Sale and Voting of Purchased Shares

If the Company retains a share, purchased or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:

(1)	is not entitled to vote the share at a meeting of its shareholders;

(2)	must not pay a dividend in respect of the share; and

(3)	must not make any other distribution in respect of the share.

8.	BORROWING POWERS

8.1	Borrowing Powers

The Company, if authorized by the directors, may:

(1)	borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that the directors consider appropriate;

(2)	issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as the directors consider appropriate;

(3)	guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

(4)	mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.

8.2	Delegation

The directors may from time to time delegate to such one or more of the directors or officers of the Company as may be designated by the board all or any of the powers conferred on the board by Article 8.1 or by the Business Corporations Act to such extent and in such manner as the directors shall determine at the time of each such delegation.

9.	ALTERATIONS

9.1	Alteration of Authorized Share Structure

Subject to Article 9.2 and the Business Corporations Act, the Company may:

(1)	by ordinary resolution:

(a)	create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

(b)	increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(c)	if the Company is authorized to issue shares of a class of shares with par value:

(i)	decrease the par value of those shares; or

(ii)	if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

(d)	change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value; or

(e)	alter the identifying name of any of its shares;

and, if applicable, alter its Articles and Notice of Articles accordingly; or

(2)	by resolution of the directors, subdivide or consolidate all or any of its unissued, or fully paid issued, shares and, if applicable, alter its Articles and Notice of Articles accordingly.

9.2	Special Rights and Restrictions

(1)	Subject to the Business Corporations Act and to the special rights and restrictions attached to any class or series of shares, the Company may by special resolution:

(a)	create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares which have been issued; or

(b)	vary or delete any special rights or restrictions attached to the shares of any class or series of shares which have been issued;

and if applicable, alter its Articles and Notice of Articles accordingly.

(2)	Subject to the Business Corporations Act and to the special rights and restrictions attached to any class or series of shares, the Company may by ordinary resolution:

(a)	create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares for any shares which have not been issued; or

(b)	vary or delete any special rights or restrictions attached to the shares of any class or series of shares which have not been issued;

and, if applicable, alter its Articles and Notice of Articles accordingly.

9.3	Change of Name

The Company may by resolution of the directors authorize an alteration of its Notice of Articles in order to change its name or to adopt or change any translation of that name.

9.4	Other Alterations

Unless the Business Corporations Act or these Articles otherwise require, any action that must or may be taken or authorized by the shareholders, including any amendment or alteration to these Articles, may be taken or authorized by an ordinary resolution.

10.	MEETINGS OF SHAREHOLDERS

10.1	Annual General Meetings

The Company must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by the directors.

10.2	Calling of Meetings of Shareholders

The directors may call a meeting of shareholders at such time as they determine.

10.3	Location of Meeting

Subject to Article 10.8, the directors may, by resolution of the directors, approve any location for the holding of a meeting of shareholders.

10.4	Notice for Meetings of Shareholders

The Company must send notice of the date, time and location of any meeting of shareholders, in the manner provided in these Articles to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least 21 days before the meeting.

10.5	Record Date for Notice and Voting

The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, any meeting of shareholders.

10.6	Failure to Give Notice and Waiver of Notice

The accidental omission to send notice of any meeting of shareholders to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting.

10.7	Class Meetings and Series Meetings of Shareholders

Unless otherwise specified in these Articles, the provisions of these Articles relating to a meeting of shareholders will apply, with the necessary changes and so far as they are applicable, to a class meeting or series meeting of shareholders holding a particular class or series of shares.

10.8	Electronic Meetings

The directors may determine that a meeting of shareholders shall be held entirely by means of telephonic, electronic or other communication facilities that permit all participants to communicate with each other during the meeting. A meeting of shareholders may also be held at which some, but not necessarily all, persons entitled to attend may participate by means of such communication facilities, if the directors determine to make them available. A person participating in a meeting by such means is deemed to be present at the meeting.

10.9	Electronic Voting

Any vote at a meeting of shareholders may be held entirely or partially by means of telephonic, electronic or other communication facilities, if the directors determine to make them available, whether or not persons entitled to attend participate in the meeting by means of communication facilities.

11.	PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

11.1	Quorum

Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two persons who are, or represent by proxy, shareholders holding, in the aggregate, at least 25% of the issued shares entitled to be voted at the meeting.

11.2	Other Persons May Attend

The only persons entitled to be present at a meeting of shareholders shall be those entitled to vote thereat, the directors and auditor of the Company and others who, although not entitled to vote, are entitled or required under any provision of the Business Corporations Act, the special rights and restrictions attaching to their shares or these Articles to be present at the meeting. Any other person may be admitted only on the invitation of the chair of the meeting or on the consent of the directors.

11.3	Requirement of Quorum

No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

11.4	Lack of Quorum

If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

(1)	in the case of a general meeting requisitioned by shareholders, the meeting is dissolved; and

(2)	in the case of any other meeting of shareholders, the meeting stands adjourned to a fixed time and place as determined by the chair of the board or by the directors.

11.5	Chair

The following individual shall preside as chair at a meeting of shareholders:

(1)	the chair of the board, if any;

(2)	if the chair of the board is absent or determines not to act as chair of the meeting, the president or chief executive officer; or

(3)	if neither the chair nor the president or chief executive officer is present, any director;

unless another person is or has been designated by the board to act as chair of such meeting and such person is present and willing to act as chair at such meeting, in which case the person so designated shall preside as chair.

11.6	Adjournments

The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

11.7	Notice of Adjourned Meeting

It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

11.8	Decisions by Show of Hands or Poll

Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands or the functional equivalent of a show of hands by means of electronic, telephonic or other communication facility, unless a poll, before or on the declaration of the result of the vote by show of hands or the functional equivalent of a show of hands, is directed by the chair or demanded by any shareholder entitled to vote who is present in person or by proxy.

11.9	Declaration of Result

The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands (or its functional equivalent) or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.8, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

11.10	Motion Need Not be Seconded

No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

11.11	Casting Vote

In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands (or its functional equivalent) or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

11.12	Manner of Taking Poll

Subject to Article 11.13, if a poll is duly demanded at a meeting of shareholders:

(1)	the poll must be taken:

(a)	at the meeting, or within seven business days after the date of the meeting, as the chair of the meeting directs; and

(b)	in the manner, at the time and at the place that the chair of the meeting directs;

(2)	the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

(3)	the demand for the poll may be withdrawn by the person who demanded it.

11.13	Demand for Poll on Adjournment

A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

11.14	Chair’s Resolution of Dispute

In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting shall determine the dispute, and his or her determination made in good faith is final and conclusive.

11.15	Casting of Votes

On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

11.16	Demand for Poll Not to Prevent Continuance of Meeting

The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

11.17	Retention of Ballots and Proxies

The Company must, after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting and, as soon as reasonably practicable after the meeting, make such ballots and proxies available for inspection during statutory business hours by any shareholder or proxy holder entitled to vote at the meeting for such period of time as required by the Business Corporations Act. At the end of such period, the Company may destroy such ballots and proxies.

12.	VOTES OF SHAREHOLDERS

12.1	Number of Votes by Shareholder or by Shares

Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3:

(1)	on a vote by show of hands (or its functional equivalent), every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and

(2)	on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.

12.2	Votes of Persons in Representative Capacity

A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands (or its functional equivalent) or on a poll, and may appoint a proxy holder to act at the meeting to the extent permitted by law, if, before doing so, the person satisfies the chair of the meeting that the person is a legal personal representative for a shareholder who is entitled to vote at the meeting.

12.3	Votes by Joint Holders

If there are joint shareholders registered in respect of any share:

(1)	any one of the joint shareholders may vote at any meeting of shareholders, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

(2)	if more than one of the joint shareholders is present at any meeting of shareholders, personally or by proxy, and more than one of the joint shareholders votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

12.4	Legal Personal Representatives as Joint Shareholders

Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders.

12.5	Representative of a Corporate Shareholder

Any shareholder which is a corporation may authorize by resolution of its directors or governing body an individual to represent it at a meeting of shareholders and such individual may exercise on the shareholder’s behalf all the powers it could exercise if it were an individual shareholder. The authority of such an individual shall be established by depositing with the Company a certified copy of such resolution, or in such other manner as may be satisfactory to the secretary of the Company or the chair of the meeting. Any such representative need not be a shareholder.

12.6	Appointment and Instruction of Proxy Holders

Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders may, by proxy, appoint one or more proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy. A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder. The instructing of proxy holders may be carried out by means of telephonic, electronic or other communication facility in addition to or in substitution for instructing proxy holders by mail.

12.7	Form of Proxy

A proxy, whether for a specified meeting or otherwise shall be in such form as approved by the directors or the chair of the meeting.

12.8	Deposit of Proxy

The board may specify in the notice calling a meeting of shareholders a time, not exceeding 48 hours (excluding non-business days), preceding the meeting, or an adjournment thereof, before which proxies must be deposited with the Company or its agent specified in such notice. Subject to Articles 12.10 and 12.11, a proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Company or an agent thereof specified in such notice or, where no such time is specified in such notice, if it has been so deposited or received by the secretary of the Company or by the chair of the meeting or any adjournment thereof prior to the time of voting. A proxy may be sent to the Company or its agent by written instrument, fax or any other method of transmitting legibly recorded messages and by using available internet or telephone voting services as may be approved by the directors.

12.9	Revocation of Proxy

Subject to Articles 12.10 and 12.12, every proxy may be revoked by an instrument in writing that is received:

(1)	at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(2)	by the chair of the meeting, at the meeting, before any vote in respect of which the proxy is to be used shall have been taken.

12.10	Waiver of Proxy Time Limits

Notwithstanding Articles 12.8 and 12.9, the chair of any meeting or the directors may, but need not, at his, her or their sole discretion waive the time limits for the deposit or revocation of proxies by shareholders, including any deadline set out in the notice calling the meeting of shareholders, any proxy circular or specified in a proxy for the meeting and any such waiver made in good faith shall be final and conclusive.

12.11	Chair May Determine Validity of Proxy

The chair of any meeting of shareholders may, but need not, at his or her sole discretion, make determinations as to the acceptability of proxies deposited for use at the meeting, including the acceptability of proxies which may not strictly comply with the requirements of this Article 12 as to form, execution, accompanying documentation or otherwise, and any such determination made in good faith shall be final and conclusive.

12.12	Revocation of Proxy Must Be Signed

An instrument referred to in Article 12.9 must be signed as follows:

(1)	if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative;

(2)	if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.

12.13	Validity of Proxy Vote

A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

(1)	at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(2)	by the chair of the meeting, at the meeting, before any vote in respect of which the proxy is to be used shall have been taken.

12.14	Inquiry and Production of Evidence

The board or chair of any meeting of shareholders may, but need not, at any time (including prior to, at or subsequent to the meeting), ask questions of, and request the production of evidence from, a shareholder (including a beneficial owner), the transfer agent or such other person as they, he or she considers appropriate for the purposes of determining a person’s share ownership position as at the relevant record date and authority to vote. For greater certainty, the board or the chair of any meeting of shareholders may, but need not, at any time, inquire into the legal or beneficial share ownership of any person as at the relevant record date and the authority of any person to vote at the meeting and may, but need not, at any time, request from that person production of evidence as to such share ownership position and the existence of the authority to vote. Such request by the board or the chair of any meeting shall be responded to as soon as reasonably possible.

12.15	Lack of Quorum at Succeeding Meeting

If, at the meeting to which the meeting referred to in Article 11.4(2) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.

13.	DIRECTORS

13.1	Number of Directors

The number of directors shall be a minimum of 3 and a maximum of 20 and the number of directors may be fixed within such range from time to time by the board of directors, whether previous notice thereof has been given or not. Notwithstanding any limitation in Article 14.1, the board of directors, between annual general meetings, may appoint one or more additional directors of the Company, but the number of additional directors must not at any time exceed 1/3 of the number of directors elected at the last annual general meeting of the Company.

13.2	Directors’ Acts Valid

An act or proceeding of the directors is not invalid merely because fewer than the minimum number of directors set or otherwise required under these Articles is in office.

13.3	Qualifications of Directors

A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

13.4	Remuneration and Reimbursement of Expenses

The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. The Company must reimburse each director for the reasonable expenses that he or she may incur on behalf of the business of the Company.

14.	ELECTION AND REMOVAL OF DIRECTORS

14.1	Election at Annual General Meeting

At every annual general meeting:

(1)	the shareholders entitled to vote at the annual general meeting for the election of directors are entitled to elect a board of directors consisting of not more than the number of directors set by the directors pursuant to Article 13.1; and

(2)	all the directors cease to hold office immediately before the election or appointment of directors under paragraph (1), but are eligible for re-election or re-appointment.

14.2	Nomination of Directors

(1)	Only persons who are nominated in accordance with the procedures set out in this Article 14.2 shall be eligible for election as directors of the Company. Nominations of persons for election to the board of directors of the Company may be made at any annual general meeting of shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors:

(a)	by or at the direction of the board, including pursuant to a notice of meeting;

(b)	by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the Business Corporations Act or a requisition of the shareholders made in accordance with the Business Corporations Act; or

(c)	by any shareholder:

(i)	who, at the close of business on the date of the giving of the notice provided for below in this Article 14.2 and on the record date for notice of such meeting, is entered in the central securities register of the Company as a holder of one or more shares carrying the right to vote at such meeting on the election of directors (a “Nominating Shareholder”); and

(ii)	who complies with the notice procedures set forth in this Article 14.2.

(2)	In addition to any other requirements under applicable laws, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must have given timely notice thereof (in accordance with this Article 14.2) and in proper written form (in accordance with this Article 14.2) to the secretary of the Company at the principal executive offices of the Company.

(3)	To be timely, a Nominating Shareholder’s notice to the Company must be made:

(a)	in the case of an annual general meeting, not later than the close of business on the 50th day prior to the date of the annual general meeting of shareholders; provided, however, in the event that the annual general meeting of shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual general meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following the Notice Date; and

(b)	in the case of a special meeting (which is not also an annual general meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting of shareholders was made.

Notwithstanding the provisions of this Article 14.2, in no event shall any adjournment or postponement of a meeting of shareholders or the announcement thereof commence a new time period for the giving of a Nominating Shareholder’s notice as described above.

(4)	To be in proper written form, a Nominating Shareholder’s notice to the Company must set forth:

(a)	if the Nominating Shareholder is not the beneficial owner of the shares, the identity of the beneficial owner and the number of shares held by that beneficial owner;

(b)	as to each person whom the Nominating Shareholder proposes to nominate for election as a director:

(i)	the name, age and address of the person;

(ii)	the principal occupation or employment of the person;

(iii)	the class or series and number of shares in the capital of the Company which are controlled or which are owned beneficially or of record by the person as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice; and

(iv)	any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular or other filings to be made in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act and applicable securities laws; and

(c)	as to the Nominating Shareholder and any beneficial owner respecting which the notice was given, the class or series and number of shares in the capital of the Company which are controlled or which are owned beneficially or of record by such person(s), each of its respective affiliates and associates and each person acting jointly or in concert with any of them (and for each such person any options or other rights to acquire such shares, derivatives or other securities, instruments or arrangements for which the price or value or delivery, payment or settlement obligations are derived from, referenced to, or based on any such shares, hedging transactions, short positions and borrowing or lending arrangements relating to such shares) as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice, any proxy, contract, agreement, arrangement, understanding or relationship pursuant to which such Nominating Shareholder or beneficial owner has a right to vote any shares of the Company on the election of directors and any other information relating to such Nominating Shareholder or beneficial owner that would be required to be made in a dissident’s proxy circular or other filings to be made in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act and applicable securities laws.

The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company in accordance with applicable securities laws and the rules of any stock exchange on which the securities of the Company are then listed for trading or that could be material to a reasonable shareholder’s understanding of such independence, or lack thereof, of such proposed nominee.

(5)	Except as otherwise provided by the special rights or restrictions attached to the shares of any class or series of the Company, no person shall be eligible for election as a director of the Company unless nominated in accordance with the provisions of this Article 14.2; provided, however, that nothing in this Article 14.2 shall be deemed to preclude discussion by a shareholder or proxy holder (as distinct from the nomination of directors) at a meeting of shareholders of any matter in respect of which it would have been entitled to submit a proposal pursuant to the provisions of the Business Corporations Act. The chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded. A duly appointed proxy holder of a Nominating Shareholder shall be entitled to nominate at a meeting of shareholders the directors nominated by the Nominating Shareholder, provided that all of the requirements of this Article 14.2 have been satisfied.

(6)	For purposes of this Article 14.2, “public announcement” shall mean disclosure in a news release reported by a national news service in Canada, or in a document publicly filed by the Company under its issuer profile on the System for Electronic Document Analysis and Retrieval at www.sedar.com (“SEDAR”) or through the Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov.

(7)	Notwithstanding any other provision of these Articles, notice given to the secretary of the Company pursuant to this Article 14.2 may only be given by personal delivery or facsimile transmission (at such contact information as set out on the Company’s issuer profile on the System for Electronic Document Analysis and Retrieval), and shall be deemed to have been given and made only at the time it is served by personal delivery to the secretary of the Company at the principal executive offices of the Company or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received); provided that if such delivery or transmission is made on a day which is a not a business day or later than 5:00 p.m. (Eastern Time) on a day which is a business day, then such delivery or transmission shall be deemed to have been made on the next following day that is a business day.

(8)	Notwithstanding the foregoing, the board may, in its sole discretion, waive any requirement in this Article 14.2.

14.3	Consent to be a Director

No nomination, election, appointment or designation of an individual as a director is valid unless:

(1)	that individual consents to be a director in the manner provided for in the Business Corporations Act; or

(2)	that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director.

14.4	Failure to Elect or Appoint Directors

If:

(1)	the Company fails to hold an annual general meeting on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

(2)	the shareholders fail, at the annual general meeting to elect or appoint any directors;

then each director then in office continues to hold office until the earlier of:

(3)	the date on which his or her successor is elected or appointed; and

(4)	the date on which he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.

14.5	Directors May Appoint to Fill Vacancies

The directors may appoint a qualified person to fill any vacancy occurring in the board of directors except a vacancy:

(1)	resulting from an increase in the number of the minimum or maximum number of directors; or

(2)	resulting from a failure by the shareholders to elect the number or minimum number of directors set or otherwise required under these Articles;

and a director elected or appointed to fill a vacancy on the board of directors shall hold office for the unexpired term of his or her predecessor. For greater certainty, the ability of the directors to add additional directors as provided in Article 13.1 is not filling a vacancy as contemplated hereunder.

14.6	Remaining Directors Power to Act

The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than a quorum of directors, the directors may only act for the purpose of appointing directors up to that number, or of calling a meeting of shareholders for the purpose of filling any vacancies on the board of directors.

14.7	Shareholders May Fill Vacancies

If the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

14.8	Ceasing to be a Director

A director ceases to be a director when:

(1)	the term of office of the director expires;

(2)	the director dies;

(3)	the director resigns as a director by notice in writing provided to the Company; or

(4)	the director is removed from office pursuant to Articles 14.9 or 14.10.

14.9	Removal of Director by Shareholders

The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint a director to fill that vacancy.

14.10	Removal of Director by Directors

The directors may remove any director before the expiration of his or her term of office if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

14.11	Manner of Election of Directors

At any shareholders meeting at which directors are to be elected a separate vote of shareholders shall be taken with respect to each candidate nominated for director.

15.	POWERS AND DUTIES OF DIRECTORS

15.1	Powers of Management

The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.

16.	INTERESTS OF DIRECTORS AND OFFICERS

16.1	Director Holding Other Office in the Company

A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director on the terms (as to remuneration or otherwise) that the directors may determine.

16.2	No Disqualification

No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

16.3	Director or Officer in Other Corporations

A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.

17.	PROCEEDINGS OF DIRECTORS

17.1	Meetings of Directors

The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as the directors determine, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.

17.2	Voting at Meetings

Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

17.3	Chair of Meetings

The following individual shall preside as chair at a meeting of directors:

(1)	the chair of the board, if any; or

(2)	any other director chosen by the directors present if the chair of the board is not present at the meeting or any part of the meeting, determines not to chair the meeting or has advised the secretary or any other director that he or she will not be present at the meeting.

17.4	Meetings by Telephone or Other Communications Facilities

A director who is entitled to participate in, including vote at, a meeting of directors or of a committee of directors may participate:

(1)	in person; or

(2)	by telephone; or

(3)	with the consent of the directors present, by other communications facilities;

if all directors participating in the meeting, whether in person, by telephone or by other communications facilities, are able to communicate with each other. A director who participates in a meeting in a manner contemplated by this Article 17.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

17.5	Calling of Meetings

A director may, and the secretary or an assistant secretary of the Company (if any) on the request of a director must, call a meeting of directors at any time.

17.6	Notice of Meetings

Other than for meetings held at regular intervals as determined by the directors pursuant to Article 17.1, reasonable notice of each meeting of directors, specifying the place, day and time of that meeting must be given to each of the directors by any method set out in Article 23.1 or orally or by telephone conversation with that director.

17.7	When Notice Not Required

It is not necessary to give notice of a meeting of directors to a director if:

(1)	the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of directors at which that director is appointed; or

(2)	the director has waived notice of the meeting.

17.8	Meeting Valid Despite Failure to Give Notice

The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director does not invalidate any proceedings at that meeting.

17.9	Waiver of Notice of Meetings

Any director may by way of a written instrument, fax, e-mail or any other method of transmitting legibly recorded messages in which the waiver of the director is evidenced, whether or not the signature of the director is included in the record, waive notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of directors need be given to that director and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director. Attendance of a director at a meeting of the directors is a waiver of notice of the meeting unless that director attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

17.10	Quorum

The quorum necessary for the transaction of the business of the directors may be set by the directors to a number not less than 50% of the directors in office, and, if not so set, is deemed to be a majority of directors in office.

17.11	Validity of Acts Where Appointment Defective

Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

17.12	Consent Resolutions

A resolution of the directors or of any committee of the directors may be passed without a meeting:

(1)	in all cases, if each of the directors entitled to vote on the resolution consents to it in writing; or

(2)	in the case of a resolution to approve a contract or transaction in respect of which a director has disclosed that he or she has or may have a disclosable interest, if each of the other directors who are entitled to vote on the resolution consents to it in writing.

A consent in writing under this Article may be by any written instrument, fax, e-mail or any other method of transmitting legibly recorded messages in which the consent of the director is evidenced, whether or not the signature of the director is included in the record. A consent in writing may be in two or more counterparts which together are deemed to constitute one consent in writing. A resolution of the directors or of any committee of the directors passed in accordance with this Article 17.12 is effective on the date stated in the consent in writing or on the latest date stated on any counterpart and is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.

18.	COMMITTEES AND DELEGATION OF AUTHORITY

18.1	Appointment and Powers of Committees and Delegation of Authority

The directors may, by resolution:

(1)	appoint one or more committees consisting of a director or directors that they consider appropriate;

(2)	delegate to a committee appointed under paragraph (1) or to any officer or officers of the Company any of the directors’ powers, except the power to:

(a)	fill vacancies in the board of directors;

(b)	remove a director;

(c)	create a committee of the directors, create or modify the terms of reference for a committee of the directors, or change the membership of, or fill vacancies in, any committee of the directors;

(d)	declare dividends;

(e)	appoint or remove the chief executive officer;

(3)	make any delegation referred to in paragraph (2) subject to the conditions set out in the resolution or any subsequent directors’ resolution.

18.2	Audit Committee

The directors shall appoint from among its number an audit committee to be composed of not fewer than 3 directors in compliance with all regulatory requirements and to provide to the audit committee the powers and duties as determined by the directors.

18.3	Powers of Board

The directors may, at any time, with respect to a committee appointed under Articles 18.1 or 18.2:

(1)	revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

(2)	terminate the appointment of, or change the membership of, the committee; and

(3)	fill vacancies in the committee.

18.4	Transaction of Business

The power of a committee of directors may be exercised by a meeting at which a quorum is present or by resolution consented to in writing by all members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of such committee may be held at any place in or outside of Canada, by telephone or by other communications facilities.

18.5	Procedure

Unless otherwise determined by the directors, each committee shall have power to fix its quorum at not less than a majority of its members, to elect its chair and to regulate its procedure.

19.	OFFICERS

19.1	Directors May Appoint Officers

The directors may, from time to time, appoint such officers as the directors determine and the directors may, at any time, terminate any such appointment.

19.2	Functions, Duties and Powers of Officers

The directors may, for each officer:

(1)	determine the title of the officer;

(2)	determine the functions and duties of the officer or permit the president or chief executive officer to make that determination; and

(3)	revoke, withdraw, alter or vary all or any of the functions and duties of the officer or permit or chief executive officer, or such other officer determined by the directors, to make such determinations.

19.3	Qualifications

No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board must be a director. Any officer need not be a director.

19.4	Terms of Appointment

All appointments of officers are to be made on the terms and conditions determined by the directors or, if directed by the directors, by the chief executive officer or such other officer designated by the directors, and are subject to termination at the pleasure of the directors.

19.5	Appointment of Attorney of Company

The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions and for such period, and subject to such conditions as the directors may determine. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors determine. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

20.	INDEMNIFICATION

20.1	Mandatory Indemnification of Eligible Parties

Subject to the Business Corporations Act, the Company must indemnify an eligible party and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must indemnify, and pay expenses in advance of the final disposition of an eligible proceeding in accordance with, and to the fullest extent and in all circumstances permitted by, the Business Corporations Act.

20.2	Indemnification of Other Persons

Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person.

20.3	Non-Compliance with Business Corporations Act

The failure of an eligible party or any other person to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which he or she is entitled under this Part.

20.4	Company May Purchase Insurance

Subject to the limitations contained in the Business Corporations Act, the Company may purchase and maintain insurance for the benefit of any person referred to in this Article 20.

21.	DIVIDENDS

21.1	Payment of Dividends Subject to Special Rights

The provisions of this Article 21 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

21.2	Declaration of Dividends

Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as the directors may deem advisable.

21.3	No Notice Required

The directors need not give notice to any shareholder of any declaration under Article 21.2.

21.4	Record Date

The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5:00 p.m. (Eastern Time) on the date on which the directors pass the resolution declaring the dividend.

21.5	Manner of Paying Dividend

A resolution declaring a dividend may direct payment of the dividend wholly or partly in money, by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company or any other corporation, or in any one or more of those ways.

21.6	Receipt by Joint Shareholders

If several persons are joint shareholders of any share, any one of such joint shareholders may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

21.7	No Interest

No dividend shall bear interest against the Company. Where the dividend to which a shareholder is entitled includes a fraction of a cent, such fraction shall be disregarded in making payment thereof and such payment shall be deemed to be payment in full.

21.8	Method of Payment

Any dividend, bonuses or other distribution payable in money in respect of shares may be paid by cheque sent through the post or by electronic transfer, so authorized by the shareholder, directed to the registered address of the holder or the account specified by the holder, or in the case of joint holders, to the registered address of that one of the joint holders who is first named on the register or to the account specified by such joint holder, or to such person and to such address as the holder or joint holders may direct in writing. Every such cheque shall be made payable to the order of the person whom it is sent. The mailing of such cheque or the forwarding by electronic transfer shall, to the extent of the sum represented thereby (plus the amount of any tax required by law to be deducted) discharge all liability for the dividend, unless such cheque shall not be paid on presentation or the amount of tax so deducted shall not be paid to the appropriate taxing authority.

21.9	Capitalization of Surplus

Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any retained earnings or surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the retained earnings or surplus so capitalized or any part of thereof.

21.10	Unclaimed Dividends

Any dividend unclaimed after a period of three years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Company. The Company shall not be liable to any person in respect of any dividend which is forfeited to the Company or delivered to any public official pursuant to any applicable abandoned property, escheat or similar law.

22.	ACCOUNTING RECORDS

22.1	Recording of Financial Affairs

The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act.

22.2	Inspection of Accounting Records

Unless the directors determine otherwise, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

22.3	Remuneration of Auditors

The directors may set the remuneration of the auditor of the Company.

23.	GIVING NOTICES AND SENDING RECORDS

23.1	Method of Giving Notices and Delivering Records

Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report, document or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

(1)	sending the record by mail addressed to the person at the applicable address for that person as follows:

(a)	for a record mailed to a shareholder, the shareholder’s registered address;

(b)	for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

(c)	in any other case, the mailing address of the intended recipient;

(2)	delivering the record to the intended recipient personally or, alternatively addressed to the person at the applicable address for that person as follows:

(a)	for a record delivered to a shareholder, the shareholder’s registered address;

(b)	for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

(c)	in any other case, the delivery address of the intended recipient;

(3)	sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(4)	sending the record by e-mail to the e-mail address provided by the intended recipient for the sending of that record or records of that class; or

(5)	creating and providing the record that is posted on or made available through a generally accessible electronic source and providing the person notice in writing, including by mail, delivery, fax or e-mail, of the availability and location of the record.

23.2	Deemed Receipt

A notice, statement, report, document or other record that is:

(1)	mailed to a person by ordinary mail to the applicable address for that person referred to in Article 23.1 is deemed to be received by the person to whom it was mailed on the day (Saturdays, Sundays and holidays excepted) following the date of mailing;

(2)	delivered to a person is deemed to be received by the person that day it was delivered;

(3)	faxed to a person to the fax number provided for that person referred to in Article 23.1 is deemed to be received by the person to whom it was faxed on the day it was faxed;

(4)	e-mailed to a person to the e-mail address provided by that person referred to in Article 23.1 is deemed to be received by the person to whom it was e-mailed on the day it was e-mailed; or

(5)	sent by posting it on or making it available through a generally accessible electronic source referred to in Article 23.1 is deemed to be received by the person on the day such person is sent notice in writing, including by mail, delivery, fax or e-mail, of the availability and location of such notice, statement, report, document or other record.

23.3	Certificate of Sending

A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that capacity on behalf of the Company stating that a notice, statement, report, document or other record was sent in accordance with Article 23.1 is conclusive evidence of that fact.

23.4	Notice to Joint Shareholders

A notice, statement, report, document or other record may be provided by the Company to the joint shareholders of a share by providing the record to the joint shareholder first named in the central securities register in respect of the share.

23.5	Notice to Legal Personal Representative

A notice, statement, report, document or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

(1)	sending the record, addressed to such person:

(a)	by name, by the title of the legal personal representative of the deceased, bankrupt or incapacitated shareholder or by any similar description; and

(b)	at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

(2)	if an address referred to in paragraph (1)(b) has not been supplied to the Company, by sending the record in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

23.6	Omission and Errors

The accidental omission to give any notice to any shareholder, director, officer, auditor or member of a committee of the directors or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

23.7	Undelivered Records

If any record sent to a shareholder pursuant to Article 23.1 is returned on two consecutive occasions because that shareholder cannot be found, the Company shall not be required to send any further records to such shareholder until that shareholder informs the Company in writing of a new address.

23.8	Unregistered Shareholders

Every person who becomes entitled to any share by any means whatsoever shall be bound by every notice in respect of such share which shall have been duly given to the shareholder from whom he derives his title to such share prior to his name and address being entered on the central securities register (whether such notice was given before or after the happening of the event upon which he became so entitled) and prior to his furnishing to the Company the proof of authority of his entitlement prescribed by the Business Corporations Act.

24.	SEAL

24.1	Who May Attest Seal

Except as provided in Article 24.2, the Company’s seal, if any, must not be impressed on any record except when that impression is attested by the signature of:

(1)	any director;

(2)	any officer; or

(3)	any person authorized by any of the foregoing.

24.2	Mechanical Reproduction of Seal

The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and such persons as are authorized under Article 24.1 to attest the Company’s seal may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

25.	COMMON SHARES

The Common Shares shall have attached thereto the following rights, privileges, restrictions and conditions:

25.1	Dividends

Subject to any preference as to the payment of dividends provided to any shares ranking in priority to the Common Shares, the holders of Common Shares shall, except as otherwise hereinafter provided, be entitled to participate equally with each other as to dividends and the Company shall pay dividends thereon, as and when declared by the board of directors of the Company out of moneys properly applicable to the payment of dividends, in amounts per share and at the same time on all such Common Shares at the time outstanding as the board of directors may from time to time determine.

25.2	Liquidation or Dissolution

In the event of the liquidation, dissolution or winding-up of the Company or other distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs, all of the property and assets of the Company which remain after payment to the holders of any shares ranking in priority to the Common Shares in respect of payment upon liquidation, dissolution or winding-up of all amounts attributed and properly payable to such holders of such other shares in the event of such liquidation, dissolution, winding-up or distribution, shall be paid or distributed equally, share for share, to the holders of the Common Shares without preference or distinction.

25.3	Voting Rights

The holders of the Common Shares shall be entitled to receive notice of and attend (in person or by proxy) and be heard at all general meetings of the shareholders of the Company (other than separate meetings of the holders of shares of any other class of shares of the Company or any series of shares of such other class of shares) and to vote at all such general meetings with each holder of Common Shares being entitled to one vote per Common Share held at all such meetings.

Appendix 2

APPENDIX 2

DISSENT PROVISIONS

Record shareholders have the right to dissent in respect of the Continuance. Such right of dissent is described in the Proxy Statement. The full text of Section 190 of the CBCA is set forth below.

SECTION 190 OF THE CANADA BUSINESS CORPORATIONS ACT

190. (1) Right to dissent. — Subject to sections 191 and 241, a holder of shares of any class of a corporation may dissent if the corporation is subject to an order under paragraph 192(4)(d) that affects the holder or if the corporation resolves to

(a)	amend its articles under section 173 or 174 to add, change or remove any provisions restricting or constraining the issue, transfer or ownership of shares of that class;

(b)	amend its articles under section 173 to add, change or remove any restriction on the business or businesses that the corporation may carry on;

(c)	amalgamate otherwise than under section 184;

(d)	be continued under section 188;

(e)	sell, lease or exchange all or substantially all its property under subsection 189(3); or

(f)	carry out a going-private transaction or a squeeze-out transaction.

(2) Further right. — A holder of shares of any class or series of shares entitled to vote under section 176 may dissent if the corporation resolves to amend its articles in a manner described in that section.

(2.1) If one class of shares. — The right to dissent described in subsection (2) applies even if there is only one class of shares.

(3) Payment for shares. — In addition to any other right the shareholder may have, but subject to subsection (26), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents or an order made under subsection 192(4) becomes effective, to be paid by the corporation the fair value of the shares in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted or the order was made.

(4) No partial dissent. — A dissenting shareholder may only claim under this section with respect to all the shares of a class held on behalf of any one non-record owner and registered in the name of the dissenting shareholder.

(5) Objection. — A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting and of their right to dissent.

(6) Notice of resolution. — The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (5) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn their objection.

(7) Demand for payment. — A dissenting shareholder shall, within twenty days after receiving a notice under subsection (6) or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing

(a)	the shareholder’s name and address;

(b)	the number and class of shares in respect of which the shareholder dissents; and

(c)	a demand for payment of the fair value of such shares.

(8) Share certificate. — A dissenting shareholder shall, within thirty days after sending a notice under subsection (7), send the certificates representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent.

(9) Forfeiture. — A dissenting shareholder who fails to comply with subsection (8) has no right to make a claim under this section.

(10) Endorsing certificate. — A corporation or its transfer agent shall endorse on any share certificate received under subsection (8) a notice that the holder is a dissenting shareholder under this section and shall forthwith return the share certificates to the dissenting shareholder.

(11) Suspension of rights. — On sending a notice under subsection (7), a dissenting shareholder ceases to have any rights as a shareholder other than to be paid the fair value of their shares as determined under this section except where

(a)	the shareholder withdraws that notice before the corporation makes an offer under subsection (12),

(b)	the corporation fails to make an offer in accordance with subsection (12) and the shareholder withdraws the notice, or

(c)	the directors revoke a resolution to amend the articles under subsection 173(2) or 174(5), terminate an amalgamation agreement under subsection 183(6) or an application for continuance under subsection 188(6), or abandon a sale, lease or exchange under subsection 189(9), in which case the shareholder’s rights are reinstated as of the date the notice was sent.

(12) Offers to pay. — A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (7), send to each dissenting shareholder who has sent such notice

(a)	a written offer to pay for their shares in an amount considered by the directors of the corporation to be the fair value, accompanied by a statement showing how the fair value was determined; or

(b)	if subsection (26) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.

(13) Same terms. — Every offer made under subsection (12) for shares of the same class or series shall be on the same terms.

(14) Payment. — Subject to subsection (26), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (12) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.

(15) Corporation may apply to court. — Where a corporation fails to make an offer under subsection (12), or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as a court may allow, apply to a court to fix a fair value for the shares of any dissenting shareholder.

(16) Shareholder application to court. — If a corporation fails to apply to a court under subsection (15), a dissenting shareholder may apply to a court for the same purpose within a further period of twenty days or within such further period as a court may allow.

(17) Venue. — An application under subsection (15) or (16) shall be made to a court having jurisdiction in the place where the corporation has its registered office or in the province where the dissenting shareholder resides if the corporation carries on business in that province.

(18) No security for costs. — A dissenting shareholder is not required to give security for costs in an application made under subsection (15) or (16).

(19) Parties. — On an application to a court under subsection (15) or (16),

(a)	all dissenting shareholders whose shares have not been purchased by the corporation shall be joined as parties and are bound by the decision of the court; and

(b)	the corporation shall notify each affected dissenting shareholder of the date, place and consequences of the application and of their right to appear and be heard in person or by counsel.

(20) Powers of court. — On an application to a court under subsection (15) or (16), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall then fix a fair value for the shares of all dissenting shareholders.

(21) Appraisers. — A court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.

(22) Final order. — The final order of a court shall be rendered against the corporation in favour of each dissenting shareholder and for the amount of the shares as fixed by the court.

(23) Interest. — A court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.

(24) Notice that subsection (26) applies. — If subsection (26) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (22), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

(25) Effect where subsection (26) applies. — If subsection (26) applies, a dissenting shareholder, by written notice delivered to the corporation within thirty days after receiving a notice under subsection (24), may

(a)	withdraw their notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to their full rights as a shareholder; or

(b)	retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

(26) Limitation. — A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that

(a)	the corporation is or would after the payment be unable to pay its liabilities as they become due; or

(b)	the realizable value of the corporation’s assets would thereby be less than the aggregate of its liabilities.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC. ATTN: ROBERT R. CHAI-ONN 2150 SAINT ELZEAR BLVD. WEST LAVAL, QUEBEC H7L 4A8 CANADA

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, United States. To be effective, your proxy card must be received by Broadridge not later than 11:59 p.m. (Eastern Daylight Time) on May 17, 2013.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. (Eastern Daylight Time) on May 17, 2013. Have your proxy card in hand when you access the website and then follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your instructions up until 11:59 p.m. (Eastern Daylight Time) on May 17, 2013. Have your proxy card in hand when you call and then follow the instructions. When voting by telephone, you may not appoint a person as proxyholder other than the nominees specified in this proxy card.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by the Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M58430-Z60108                                         KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — —— —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
The Board of Directors recommends you vote FOR proposals 1, 2, 3 and 4 below.
1. Election of Directors		For	Withhold
	1a. Ronald H. Farmer	☐	☐
	1b. Robert A. Ingram	☐	☐
	1c. Theo Melas-Kyriazi	☐	☐			For	Against	Abstain
	1d. G. Mason Morfit 1e. Laurence E. Paul 1f. J. Michael Pearson 1g. Robert N. Power	☐ ☐ ☐ ☐	☐ ☐ ☐ ☐	2.	The appproval, in an advisory resolution, of the compensation of our Named Executive Officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in the Management Proxy Circular and Proxy Statement.	☐	☐	☐
	1h. Norma A. Provencio	☐	☐			For		Withhold
	1i. Howard B. Schiller 1j. Lloyd M. Segal 1k. Katharine B. Stevenson	☐ ☐ ☐	☐ ☐ ☐	3.	To appoint PricewaterhouseCoopers LLP (United States) as the auditors for the Company to hold office until the close of the 2014 Annual Meeting of Shareholders and to authorize the Company’s Board of Directors to fix the auditors’ remuneration.	☐		☐
						For	Against	Abstain
				4.	To approve the continuance of the Company from the Canada Business Corporations Act to the British Columbia Business Corporations Act.	☐	☐	☐

Without limiting the general powers hereby conferred, the undersigned hereby directs the proxyholder to vote the Common shares represented by this proxy in the manner set forth above.

THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE COMPANY. THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED, WHERE THE SHAREHOLDER HAS GIVEN A CHOICE, AS DIRECTED OR, IF NO DIRECTION IS GIVEN, FOR EACH OF 1, 2, 3 AND 4. THE PERSON OR PERSONS APPOINTED UNDER THIS PROXY ARE CONFERRED WITH DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS OF THOSE MATTERS SPECIFIED IN THIS PROXY AND THE NOTICE OF MEETING AND WITH RESPECT TO ANY OTHER MATTERS WHICH MAY BE PROPERLY BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF WHETHER OR NOT THE AMENDMENT, VARIATION OR OTHER MATTER IS OR IS NOT ROUTINE OR CONTESTED. THIS FORM OF PROXY SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT.

The undersigned hereby revokes any prior proxies.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Annual Meeting of Shareholders and Management Proxy Circular and Proxy Statement

are available at www.proxyvote.com.

— — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — M58431-Z60108

VALEANT PHARMACEUTICALS INTERNATIONAL, INC. INSTRUMENT OF PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, MAY 21, 2013

The undersigned hereby appoints J. Michael Pearson and Robert R. Chai-Onn, or instead of either of the foregoing, as proxyholder of the undersigned, with full power of substitution, to attend, vote and act for and on behalf of the undersigned at the Annual Meeting (the “Meeting”) of the shareholders (the “Shareholders”) of Valeant Pharmaceuticals International, Inc. (the “Company”) to be held on May 21, 2013 at 9:00 a.m. (local time) at 2150 Saint Elzear Blvd. West, Laval, Quebec H7L 4A8, Canada and at any adjournment of the Meeting, and on every ballot that may take place in consequence thereof to the same extent and with the same powers as if the undersigned were personally present at the Meeting, with authority to vote at the proxyholder’s discretion except as otherwise specified on the reverse side.
NOTES:
1.

A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON OR COMPANY, WHO NEED NOT BE A SHAREHOLDER, TO ATTEND AND ACT ON ITS, HIS OR HER BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THIS FORM OF PROXY. THIS RIGHT MAY BE EXERCISED BY INSERTING SUCH OTHER PERSON’S OR COMPANY’S NAME IN THE BLANK SPACE PROVIDED FOR THAT PURPOSE IN THE PARAGRAPH ABOVE OR BY COMPLETING ANOTHER PROPER FORM OF PROXY AND, IN EITHER CASE, BY DELIVERING THE COMPLETED FORM OF PROXY TO THE COMPANY AS INDICATED ON THE REVERSE SIDE.

2.

This form of proxy must be dated and executed by the Shareholder (using exactly the same name in which the shares are registered) or by his or her attorney authorized in writing or, if the Shareholder is a body corporate, by a duly authorized officer or attorney thereof. A copy of any such authorization should accompany this form of proxy. Persons signing as executors, administrators, trustees, etc. should so indicate. If the Common Shares are registered in the name of more than one owner, then all these registered owners should sign this form of proxy. If this form of proxy is not dated, it will be deemed to bear the date on which it was mailed to the Shareholder by the Company.

3.

In order for this form of proxy to be effective, it must be signed and deposited with Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, United States, so that it arrives prior to 11:59 p.m. (Eastern Daylight Time) on May 17, 2013 or, in the case of any adjournment of the Meeting, not less than 48 hours (excluding Saturdays, Sundays and holidays) prior to the rescheduled meeting.

Request for Quarterly reports

The Company’s quarterly reports to shareholders are available on EDGAR at www.sec.gov and on SEDAR at www.sedar.com, but if you wish to receive quarterly reports and interim financial statements with accompanying MD&A for the 2013 fiscal year by mail, please mark this box. If you do not mark this box and return this form, you will not receive these documents by mail.  ☐

Annual Report Waiver

Mark this box if, for fiscal year 2013, you do not want to receive the Annual Report of the Company containing the annual financial statements and accompanying MD&A. If you do not mark this box, the Annual Report will be sent to you by mail.  ☐

Valeant Pharmaceuticals International, Inc.	REQUEST FOR FINANCIAL STATEMENTS

Dear Shareholder,

As a non-registered shareholder of Valeant Pharmaceuticals International, Inc. (“Valeant”), you are entitled to receive our quarterly reports containing interim financial statements with accompany MD&A (the “Quarterly Reports”) and/or our Annual Report containing the annual financial statements with accompanying MD&A (the “Annual Report”). If you wish to receive them, please either complete and return this form by mail or submit your request online (see address below). Your name will then be placed on the Supplemental Mailing list maintained by our Transfer Agent and Registrar, Canadian Stock Transfer.

As long as you remain a non-registered shareholder, you will receive this form each year and will be required to renew your request to receive these financial statements. If you have any questions about this procedure, please contact Canadian Trust Transfer by phone at 1-800-387-0825 or 416-682-3860 or at www.canstockta.com.

We encourage you to submit your request online at www.canstockta.com/financialstatements. Valeant’s Company Code Number is 0606.

CONSENT TO ELECTRONIC DELIVERY OF DOCUMENTS

1.

I consent, until my consent is revoked by me in accordance with paragraph 8 below, to the electronic delivery of the following documents (“Documents”) of Valeant that Valeant elects to deliver to me electronically rather than by mail, all in accordance with the terms of this Consent: the Quarterly Reports and the Annual Report.

2.

I understand and agree that, after my consent has been given and Valeant has filed any Document with applicable securities regulatory bodies, Valeant will notify me that a Document that I am entitled to receive electronically is available at Valeant’s website with a link to the specific page of the website containing the Document. I agree that such notification will be sent to me at the e-mail address that I have provided below.

3.

I acknowledge that access to the Internet, e-mail and the worldwide web are required for me to access a Document electronically and I confirm that I have such access and that I have the necessary technical ability and resources to access any such Documents.

4.	I understand and agree that:

•	Any e-mail notice or other notification will not contain a paper Document;

•	Any e-mail notice or other notification will contain Valeant’s web address (or a hyperlink) identifying where the Documents to be delivered electronically are located;

•	By entering Valeant’s web address into my web browser, or clicking on the hyperlink, I can access, view, download and print a paper copy of a Document from my computer;

•	A Document distributed electronically will be in Portable Document Format (“PDF”); and

•

Adobe® Acrobat® Reader® software is required to view a document in PDF format and a link to that software will be available at that page of Valeant’s website containing the Documents to be delivered electronically.

5.

I understand that I may request a paper copy of any Document to be delivered to me electronically by sending a request in writing by mail to Canadian Stock Transfer at the telephone number, fax number, e-mail address or mailing address set forth in paragraph 8, below. I acknowledge that my request of a paper copy of any Document does not constitute revocation of this Consent.

6.	I understand that:

•	At any time and without advance notice, Valeant may elect not to send me a Document electronically, in which case a paper copy of the Document will be mailed to me; and

•	If a Document intended to be sent electronically is not available electronically, a paper copy of the Document will be mailed to me.

7.

I understand that Valeant will maintain on its website any Document sent to me electronically for a period of time corresponding to the notice period stipulated under applicable legislation and that Documents will remain posted on the website thereafter for a period of time that is appropriate and relevant, given the nature of the Document.

8.

I understand that I may revoke or modify my consent at any time and that I may change my e-mail address to which notices are to be delivered to me at any time by notifying Canadian Stock Transfer by telephone 1-800-387-0825, fax 1-888-249-6189, e-mail (inquiries@canstockta.com) or mail Canadian Stock Transfer, P.O. Box 700, Station B, Montreal, QC H3B 3K3. I understand that if I change my e-mail address or revoke or modify my consent, I must notify Canadian Stock Transfer. Such change, revocation or modification must actually be received by Canadian Stock Transfer in order for it to be effective.

9.	I understand that I am not required to consent to electronic delivery.

10.

I understand that if Valeant is unable to deliver to me any Document electronically, Valeant will deliver the document to be through the mail, together with a notice indicating that Valeant was unable to deliver the Document to me using the e-mail address provided to it and will provide me with an opportunity to provide Valeant with a correct e-mail address.

11.	I understand that Valeant maintains in confidence the personal information I provide as a shareholder and uses it only for the purpose of shareholder communication.

Detach mail-in card along dotted line. NOTE: Do not return this card by mail if you have submitted your request online.

To:  Canadian Stock Transfer

Please add my name to the Supplemental Mailing List for Valeant and send me Valeant’s financial statements as indicated below:

☐	The Quarterly Reports

☐	The Annual Report

Check one:

☐	By mail

☐	By electronic delivery. I have read and understood the terms of this Consent and I consent to the electronic delivery of the Documents on the foregoing terms.

(Please print)

Name:

Address:

Postal Code:

E-mail Address: